Securian Funds Trust
Prospectus dated May 1, 2025
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SFT Balanced Stabilization Fund
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SFT Core Bond Fund – Class 1 and Class 2
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SFT Equity Stabilization Fund
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SFT Government Money Market Fund
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SFT Index 400 Mid-Cap Fund – Class 1 and Class 2
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SFT Index 500 Fund – Class 1 and Class 2
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SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)
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SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)
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SFT Real Estate Securities Fund – Class 1 and Class 2
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SFT T. Rowe Price Value Fund
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SFT Wellington Core Equity Fund – Class 1 and Class 2
As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Trust’s securities. It is a criminal offense to state otherwise.

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Summary Information
Summary: SFT Balanced Stabilization Fund
SFT Balanced Stabilization Fund: Investment Objective
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% Standard & Poor’s S&P 500® Composite Stock Price Index (the S&P 500® ) and 40% Bloomberg U.S. Aggregate Bond Index (the Benchmark Index).
SFT Balanced Stabilization Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.07%
Acquired Fund Fees and Expenses (1)	0.10%

Total Annual Fund Operating Expenses	0.97%
(1)
The Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190
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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.6% of the average value of its portfolio.
SFT Balanced Stabilization Fund: Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the SFT Index 500 Fund, an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the S&P 500®. The companies included in the S&P 500® are generally considered “large companies” (i.e., companies with market capitalizations generally above $10 billion). The Fund may also gain equity exposure by investing in exchange traded funds (ETFs). The Fund’s fixed income allocation will be achieved by purchasing individual fixed income securities that are primarily investment-grade bonds and have other characteristics similar to the fixed income securities included in the Bloomberg U.S. Aggregate Bond Index.
The Fund will invest in derivative instruments, primarily S&P 500® futures contracts, to manage the Fund’s overall volatility. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds or notes, interest rate swaps, total return swaps and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures contracts and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.
Over time, the Fund targets approximately 60% equity exposure and 40% fixed income exposure in its portfolio. As market conditions change, however, and to manage overall Fund volatility under certain market conditions, the equity and fixed income exposures may change, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value. Under normal market conditions the Fund may keep approximately 15% of the Fund’s total assets in cash or cash equivalents.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
2  Summary Information

SFT Balanced Stabilization Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of both the SFT Index 500 Fund, in which the Fund invests, and of an investment in the Fund.
▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲ Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain.
▲ Managed Volatility Strategy Risk – the risk that the Fund’s investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
▲ Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. This is a principal risk of both the SFT Index 500 Fund, in which the Fund invests, and of an investment in the Fund.
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▲ Index Performance Risk – the risk that, in connection with the Fund’s investment in the SFT Index 500 Fund, the Fund’s ability to replicate the performance of the S&P 500® through such investment may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the SFT Index 500 Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly. This is a principal risk of the SFT Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
▲ Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole. This is a principal risk of the SFT Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
▲ Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲ Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲ Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts, interest rate swaps, total return swaps, treasury and interest rate futures, options on ETFs, options on index futures, and VIX futures may involve a small investment relative to the amount of risk assumed. The successful use of these derivative instruments may depend on the investment adviser’s ability to predict market movements. Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.
▲ Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲ Exchange Traded Funds Risk – the risk that ETFs may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a
4  Summary Information

discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.
▲ Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲ Exchange Traded Notes Risk – the risk that exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.
▲ Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲ Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲ Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲ Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the SFT Index 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
SFT Balanced Stabilization Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the Fund’s benchmark index and its component broad based indices. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. As such, Securian Asset Management, Inc. (Securian AM) and the Trust, on behalf of the Fund, entered into an Expense Limitation Agreement for the period dated May 1, 2013, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund
Summary Information  5

fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. Expiration of the Expense Limitation Agreement will impact expenses which may negatively impact performance. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns

Best Quarter
4Q '23 | 10.01%
Worst Quarter
4Q '18 | -7.99%

Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
Balanced Stabilization Fund	13.53%	7.54%	7.67%
60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	15.04%	8.67%	8.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
6  Summary Information

SFT Balanced Stabilization Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
Summary Information  7

Summary: SFT Core Bond Fund
SFT Core Bond Fund: Investment Objective
The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.
SFT Core Bond Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.13%	0.13%

Total Annual Fund Operating Expenses	0.53%	0.78%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$54	$170	$296	$665
Class 2	$80	$249	$433	$966
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 326.0% of the average value of its portfolio.
8  Summary Information

SFT Core Bond Fund: Principal Investment Strategies
The Fund invests primarily in a variety of debt securities. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (including any borrowings for investment purposes) in investment grade bonds (for this purpose, “bonds” includes any debt security). Up to 20% of the Fund’s nets assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined to be of comparable quality. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association), asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund may invest in debt securities issued by domestic companies in a variety of industries. The Fund may also invest in securities whose disposition is restricted under the federal securities laws. Examples may include certain bonds that are only available to institutional buyers.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporates and governments. The Fund may invest up to 25% of its net assets in foreign securities which amount may include up to 15% of its net assets in non-U.S. dollar denominated foreign securities, and up to 10% of its net assets in emerging market securities.
The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, rail cars, shipping containers, credit card, manufactured housing, collateralized debt obligations that in turn include collateralized bond obligations and collateralized loan obligations and/or other consumer loans), bank loans, U.S. and non-U.S. money market securities, municipal securities, commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables), derivatives, including credit default swaps and other swaps, futures, options and currency forward contracts, defaulted debt securities, private placements and restricted securities. Investments by the Fund may be long-term, intermediate-term or short-term debt securities and may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques.
In selecting securities, the Fund’s investment sub-adviser focuses on areas of the bond market that it believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the sub-adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.
SFT Core Bond Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Market Risk – Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region
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may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, the imposition of tariffs, trade wars, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲ Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲ Credit Risk – the risk that an issuer of bonds may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Lower-rated securities. Securities rated below investment grade, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Issuers of lower-rated or high yield, fixed-income securities are not as strong financially as those issuing higher credit quality debt securities. These issuers are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due.
The prices of high yield debt securities fluctuate more than those of higher-credit-quality. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield debt securities generally are more illiquid (harder to sell) and harder to value than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.
▲  Government Securities Risk – the risk a fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
10  Summary Information

▲ Foreign Investments and Emerging Markets Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
▲ Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain.
▲ Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲ Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲ Portfolio Turnover Risk – High portfolio turnover may adversely affect the Fund’s performance and increase transaction costs, which could increase the Fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the Fund’s shares are held in a taxable account.
▲ Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
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▲ Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.
▲ Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower than anticipated prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.
▲  Mortgage-Related and Other Asset-Backed Securities Risk – the risk that mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
▲ Non-Government Securities Risk – the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).
▲  Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲  Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
12  Summary Information

SFT Core Bond Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future and reflects the performance of Securian Asset Management, Inc. (Securian AM).
Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter
4Q '23 | 7.37%
Worst Quarter
3Q '22 | -6.03%
(a)
The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
Core Bond Fund — Class 1	0.99%	-0.32%	1.65%
Core Bond Fund — Class 2	0.73%	-0.57%	1.39%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Summary Information  13

SFT Core Bond Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by Metropolitan West Asset Management, LLC (MetWest). The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Jerry Cudzil Group Managing Director and Generalist Portfolio Manager, MetWest	September 6, 2023
Ruben Hovhannisyan, CFA Managing Director and Generalist Portfolio Manager, MetWest	September 6, 2023
Bryan T. Whalen, CFA Group Managing Director, Chief Investment Officer and Generalist Portfolio Manager, MetWest	August 1, 2022
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
14  Summary Information

Summary: SFT Equity Stabilization Fund
SFT Equity Stabilization Fund: Investment Objective
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3 Month Treasury Bellwether Index (the Benchmark Index).
SFT Equity Stabilization Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.10%
Acquired Fund Fees and Expenses (1)	0.17%

Total Annual Fund Operating Expenses	1.07%
(1)
The Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306
Summary Information  15

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.0% of the average value of its portfolio.
SFT Equity Stabilization Fund: Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs or other securities that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments. The fund may at times invest significantly in certain sectors.
As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. For the purposes of this Fund, “effective equity exposure” means the Fund’s equity investments plus any increase or reduction in exposure to equity markets due to the Fund’s investments in S&P 500® futures contracts or other derivatives. The Fund seeks to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures, and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of the Fund’s total asset value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
16  Summary Information

SFT Equity Stabilization Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of an investment in the Fund and in the ETFs in which the Fund may invest.
▲ Passive Investment Risk – the risk that, because they are not actively managed, the ETFs in which the Fund may invest may be affected by a general decline in market segments relating to their respective benchmark indices. An ETF typically invests in securities included in, or representative of, its benchmark index regardless of their investment merits and does not attempt to take defensive positions in declining markets. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲ Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲ Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund’s investment adviser does not expect or the Fund cannot close out its position in a hedging instrument.
▲ Managed Volatility Strategy Risk – the risk that the Fund’s investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in underlying securities. Additionally, the
Summary Information  17

derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
▲ Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund’s investment adviser’s or sub-adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. This is a principal risk of certain ETFs in which the Fund may invest, and an indirect risk of an investment in the Fund.
▲ Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
▲ Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as an ETF, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
▲  Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts and other derivatives may involve a small investment relative to the amount of risk assumed. The successful use of these derivative instruments may depend on the investment adviser’s ability to predict market movements. Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.
▲ Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲ Exchange Traded Funds Risk – the risk that ETFs in which the Fund may invest may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling ETF shares and ETFs have management fees and other expenses. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲ Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market
18  Summary Information

liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲ Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Concentration Risk – the risk that to the extent that the Fund’s portfolio or the portfolio of a fund or an ETF in which the Fund invests, reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or a fund or an ETF in which the Fund invests may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class. This is a principal risk of the funds and ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲ Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲ Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲ Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a security or fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
SFT Equity Stabilization Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the Fund’s benchmark index and its component broad based indices. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. As such, Securian Asset Management, Inc. (Securian AM) and the Trust, on behalf of the Fund, entered into an Expense Limitation Agreement for the period, November 15, 2018 through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. Expiration of the Expense Limitation Agreement will impact expenses which may negatively impact performance. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Summary Information  19

Calendar Year Total Returns

Best Quarter
3Q '24 | 7.97%
Worst Quarter
1Q '20 | -9.48%

Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	Inception
Equity Stabilization Fund (inception 11/18/15)	9.89%	2.58%	4.82%
60% S&P 500® Low Volatility Index/20% S&P 500® BMI
International Developed Low Volatility Index/ 20%
Bloomberg U.S. 3 Month Treasury Bellwether Index
(reflects no deduction for fees, expenses or taxes)
	10.24%	4.45%	6.95%
S&P 500® Low Volatility Index (reflects no deduction for fees, expenses or taxes)	14.26%	6.20%	9.34%
S&P 500® BMI International Developed Low Volatility Index (reflects no deduction for fees, expenses or taxes)	2.94%	0.11%	4.11%
Bloomberg U.S. 3-Month Treasury Bellwether Index (reflects no deduction for fees, expenses or taxes)	5.29%	2.51%	1.97%
20  Summary Information

SFT Equity Stabilization Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
Summary Information  21

Summary: SFT Government Money Market Fund
SFT Government Money Market Fund: Investment Objective
The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.
SFT Government Money Market Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.17%
Acquired Fund Fees and Expenses (1)	0.01%

Total Annual Fund Operating Expenses	0.68%
Fee Waiver and/or Expense Reimbursement (2)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.68%
(1)
The Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights.
(2)
Securian Asset Management, Inc. (Securian AM), the Fund’s investment adviser, has contractually agreed to two arrangements that may impact fund fees and expenses. First, Securian AM has agreed to waive its “management fees” or absorb “other expenses” to ensure the Fund’s total operating expenses after the waiver and/or expense absorption, excluding “acquired fund fees and expenses," will not exceed 0.70% of the average net assets of the Fund. Second, Securian AM has agreed to waive, reimburse, or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Both agreements are effective through April 30, 2026, and renew annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. Securian AM cannot terminate either agreement prior to the end of the contractual term. Both agreements are described in greater detail in the “Detailed Fund Information” section of the Fund’s prospectus.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
22  Summary Information

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847
SFT Government Money Market Fund: Principal Investment Strategies
The Fund intends to maintain a one dollar ($1.00) net asset value per share, although there is no assurance it will be successful in doing so.
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality. The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase (with certain exceptions permitted by applicable regulations). The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
The Fund’s investments are subject to the applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds.
The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances, the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
▲  the U.S. government; or
▲ a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other government money market funds. The Fund may at times invest significantly in certain sectors.
SFT Government Money Market Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
SFT Government Money Market Fund:
▲ Government Securities Risk – the risk a fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these
Summary Information  23

securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
▲ Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲ Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲ Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Repurchase Agreement Risk – the risk that if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the Fund, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
▲  Stable Price Risk – the risk that the SFT Government Money Market Fund will not be able to maintain a stable share price of $1.00. There may be situations where the Fund’s share price could fall below $1.00, which would reduce the value of an investor’s account.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect the sponsor will provide financial support to the Fund at any time, including during the periods of market stress.
24  Summary Information

SFT Government Money Market Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future It is expected that the Fund’s future total returns will be lower than historical returns due to the Fund’s conversion to a government money market fund.
Calendar Year Total Returns

Best Quarter
4Q '23 | 1.20%
Worst Quarter
1Q '15 thru 2Q '17, and 2Q '20 thru	1Q '22 | 0.00%

Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
Government Money Market Fund	4.61%	2.06%	1.31%
Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Charles D. Officer Portfolio Manager and Investment Analyst, Securian AM	May 1, 2025
Joseph W. Scanlan Portfolio Manager and Investment Analyst, Securian AM	May 1, 2025
Summary Information  25

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
26  Summary Information

Summary: SFT Index 400 Mid-Cap Fund
SFT Index 400 Mid-Cap Fund: Investment Objective
The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s MidCap 400® Index (the S&P 400®).
SFT Index 400 Mid-Cap Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.16%	0.16%

Total Annual Fund Operating Expenses	0.31%	0.56%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$32	$100	$174	$393
Class 2	$57	$179	$313	$701
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.0% of the average value of its portfolio.
Summary Information  27

SFT Index 400 Mid-Cap Fund: Principal Investment Strategies
The Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. The S&P 400® consists of approximately 400 domestic stocks chosen for market size, liquidity and industry group representation. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2025, the market capitalizations of companies included in the S&P 400® ranged from $0.8 billion to $18.5 billion. Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 400® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic conditions or markets, may invest in less than all of the common stocks included in the S&P 400®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 400®. The Fund may at times invest significantly in certain sectors. As of December 31, 2024, the S&P 400® was concentrated in the Industrials and Financial sectors. The components of the S&P 400®, and the degree to which these components represent certain industries or sectors, may change over time.
SFT Index 400 Mid-Cap Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Mid Size Company Risk – the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
▲ Sector Risk – the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.
▲ Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 400® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 400®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 400® (or stocks within an industry heavily weighted by the S&P 400®) performs poorly.
▲ Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲ Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
28  Summary Information

SFT Index 400 Mid-Cap Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter
4Q '20 | 24.20%
Worst Quarter
1Q '20 | -29.75%
(a)
The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
Index 400 Mid-Cap Fund — Class 1	13.58%	9.96%	9.34%
Index 400 Mid-Cap Fund — Class 2	13.30%	9.69%	9.06%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.93%	10.34%	9.68%
Summary Information  29

SFT Index 400 Mid-Cap Fund: Management
The Fund is advised by Securian AM. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 10, 2024
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	June 10, 2024
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
30  Summary Information

Summary: SFT Index 500 Fund
SFT Index 500 Fund: Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®).
SFT Index 500 Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.03%	0.03%

Total Annual Fund Operating Expenses	0.18%	0.43%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$18	$58	$101	$230
Class 2	$44	$138	$241	$542
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3.2% of the average value of its portfolio.
Summary Information  31

SFT Index 500 Fund: Principal Investment Strategies
The Fund invests its assets in all of the common stocks included in the S&P 500®. The S&P 500® consists of approximately 500 large cap common stocks which together represent approximately 75% of the value of the total U.S. stock market. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2025, the market capitalizations of companies included in the S&P 500® ranged from $3.4 billion to $3,336.9 billion. Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index and round off security weightings. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 500® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 500®. The Fund may at times invest significantly in certain sectors. As of December 31, 2024, the S&P 500® was concentrated in the Information Technology sector. The components of the S&P 500®, and the degree to which these components represent certain industries or sectors, may change over time.
SFT Index 500 Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole.
▲  Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Sector Risk – the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.
▲ Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 500® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly.
▲ Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲ Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
32  Summary Information

SFT Index 500 Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter
2Q '20 | 20.42%
Worst Quarter
1Q '20 | -19.65%
(a)
The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
Index 500 Fund — Class 1	24.75%	14.28%	12.86%
Index 500 Fund — Class 2	24.44%	14.00%	12.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Summary Information  33

SFT Index 500 Fund: Management
The Fund is advised by Securian AM. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 10, 2024
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	June 10, 2024
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
34  Summary Information

Summary: SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund): Investment Objective
The Fund seeks to provide growth of capital.
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm  Growth Fund): Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.03%

Total Annual Fund Operating Expenses	0.95%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.5% of the average value of its portfolio.
Summary Information  35

SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund): Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by large capitalization, growth-oriented companies that Delaware Investments Fund Advisers (DIFA), the Fund’s investment sub-adviser, believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Fund invests at least 80% of its net assets in large capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth- oriented companies are those whose earnings DIFA believes are likely to grow faster than the economy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
In selecting securities for the Fund, DIFA begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. DIFA uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. DIFA seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. DIFA looks for companies which serve large, addressable markets with a demonstrated ability to sustain unit growth and high profitability. DIFA also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.
A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. DIFA’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.
From a quantitative standpoint, DIFA concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. DIFA’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long-term. The Fund typically holds a limited number of stocks (generally 35 to 50).
Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In general, DIFA may sell a security when, in DIFA’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. DIFA also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. DIFA also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
DIFA may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of DIFA. DIFA may also seek quantitative support from MIMGL. The Fund may at times invest significantly in certain sectors. As of December 31, 2024, the Fund was concentrated in the Information Technology sector.
36  Summary Information

SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund): Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Market Risk – Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, the imposition of tariffs, trade wars, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲ Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲ Large Company Risk – Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.
▲  Holdings Risk – The Fund typically holds a limited number of stocks (generally 40 to 60) and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.
▲ Company Risk – A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
▲ Non-Diversification Risk – A Fund that is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, a non-diversified fund may invest a greater percentage of its assets in the securities of an issuer. Thus, a non-diversified Fund may hold fewer securities than other funds. A decline in the value of those investments would cause a non-diversified fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.
Summary Information  37

▲ Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
▲ Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲ Information Technology Sector Risk – Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
▲ Liquidity Risk – Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  ESG Investing Risk – The Fund’s investment sub-adviser may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for the Fund. The Fund’s ESG criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
38  Summary Information

SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund): Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. Effective May 1, 2021, the Fund changed its classification from “diversified” to “non-diversified.” The returns prior to May 1, 2021 do not reflect this change and accordingly, the performance shown in the bar chart and table prior to that date may not be indicative of future returns. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns

Best Quarter
2Q '20 | 25.27%
Worst Quarter
2Q '22 | -19.63%

Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	23.95%	16.23%	15.20%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	33.36%	18.96%	16.78%
Summary Information  39

SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund): Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by DIFA. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Bradley M. Klapmeyer, CFA Senior Vice President, DIFA	August 1, 2016
Brad Angermeier, CFA Portfolio Manager, DIFA	October 1, 2021
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
40  Summary Information

Summary: SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund): Investment Objective
The Fund seeks to provide growth of capital.
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund): Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.21%

Total Annual Fund Operating Expenses	1.31%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77.4% of the average value of its portfolio.
Summary Information  41

SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund): Principal Investment Strategies
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies. For the purposes of this Fund, small capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of December 31, 2024, this range of market capitalizations was between approximately $10.1 million and $45.7 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where Delaware Investments Fund Advisers (DIFA), the Fund’s investment sub-adviser, believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).
DIFA utilizes a bottom-up (researching individual issuers) stock picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. DIFA seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry, either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. DIFA believes that such companies generally have a replicable business model that allows for sustained growth.
Generally, in determining whether to sell a security, DIFA uses the same type of analysis that it uses in buying securities. For example, DIFA may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. DIFA also may sell a security to reduce the Fund’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
DIFA may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of DIFA. DIFA may also seek quantitative support from MIMGL. The Fund may at times invest significantly in certain sectors. As of December 31, 2024, the Fund had a focused investment in the Information Technology, Health Care and Industrials sectors. As of December 31, 2024, the Fund was concentrated in the Information Technology sector.
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund): Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Market Risk – Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well,
42  Summary Information

there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, the imposition of tariffs, trade wars, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲ Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲ Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
▲ Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲ Information Technology Sector Risk – Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
▲ Healthcare Sector Risk – Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the U.S. Food and Drug Administration (FDA); the difficulty health care-providers may have obtaining staff to deliver services; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
▲ Liquidity Risk – Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid
Summary Information  43

investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
▲  Company Risk – A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
▲ Initial Public Offering (IPO) Risk – Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as the Fund grows.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund): Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
44  Summary Information

Calendar Year Total Returns

Best Quarter
2Q '20 | 26.61%
Worst Quarter
1Q '20 | -21.41%

Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	14.12%	6.05%	8.82%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund): Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by DIFA. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Joshua Brown Senior Vice President, DIFA	January 17, 2024
Timothy J. Miller, CFA Senior Vice President, DIFA	October 1, 2016
Kenneth G. McQuade, CFA Senior Vice President, DIFA	October 1, 2016
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
Summary Information  45

Summary: SFT Real Estate Securities Fund
SFT Real Estate Securities Fund: Investment Objective
The Fund seeks above average income and long-term growth of capital.
SFT Real Estate Securities Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.26%	0.26%

Total Annual Fund Operating Expenses	0.96%	1.21%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$98	$306	$531	$1,178
Class 2	$123	$384	$665	$1,466
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.2% of the average value of its portfolio.
46  Summary Information

SFT Real Estate Securities Fund: Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in common stocks and other equity securities issued by real estate companies
A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate.
Real Estate Investment Trusts (REITs) are companies that own interest in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Fund may invest without limit in shares of REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization.
The Fund may invest in securities of foreign issuers which meet the same criteria for investment as domestic companies, including such investment in such companies in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), but in no event may such investments exceed more than 20% of its total assets.
In selecting securities, Cohen & Steers Capital Management, Inc. (Cohen & Steers), the Fund’s sub-adviser, adheres to a bottom-up, relative value investment process. To guide the portfolio construction process, Cohen & Steers utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV), cash flow multiple/growth ratios and a dividend discount model. Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and dividend discount model estimates. Cohen & Steers’ research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions. The Fund will not seek to achieve specific environmental, social or governance (ESG) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the sub-adviser will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the sub-adviser does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the sub-adviser’s holistic review process.
SFT Real Estate Securities Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Market Risk – Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and
Summary Information  47

financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, the imposition of tariffs, trade wars, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲ Real Estate Risk – the risk that the value of the Fund’s investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.
▲  REIT/REOC-Related Risk – the risk that the value of the Fund’s equity securities issued by REITs and REOCs will be adversely affected by changes in the value of the underlying property or, for REITs, by the loss of the REIT’s favorable tax status or changes in laws and/or rules related to REIT tax status.
▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.
▲ Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲ Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
48  Summary Information

▲ Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the real estate and real estate related industry.
▲ Real Estate Securities Concentration Risk –the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. Because the Fund concentrates its investments in the real estate industry, it will be subject to greater risk of loss than if it were diversified across different industries.
▲ Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲ Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation, and in some cases equity securities such as equity REITS, will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
Summary Information  49

▲ Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
▲  ESG Investing Risk – The Fund’s investment sub-adviser may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for the Fund. The Fund’s ESG criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
SFT Real Estate Securities Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.  It also reflects the performance of Securian Asset Management, Inc. (Securian AM).
Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter
4Q '23 | 16.52%
Worst Quarter
1Q '20 | -21.53%
(a)
The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
50  Summary Information

Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
Real Estate Securities Fund — Class 1	6.42%	4.42%	5.52%
Real Estate Securities Fund — Class 2	6.15%	4.16%	5.25%
FTSE NAREIT All Equity REITs Index (1) (reflects no deduction for fees, expenses or taxes)	4.92%	3.29%	5.83%
(1) The FTSE NAREIT All Equity REITs Index is the benchmark beginning 8/1/2022 and thereafter. The FTSE NAREIT All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
SFT Real Estate Securities Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by Cohen & Steers. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Jon Cheigh Chief Investment Officer, President and Portfolio Manager Cohen & Steers	August 1, 2022
Jason A. Yablon Executive Vice President and Portfolio Manager Cohen & Steers	August 1, 2022
Mathew Kirschner, CFA Senior Vice President and Portfolio Manager Cohen & Steers	August 1, 2022
Ji Zhang Senior Vice President and Portfolio Manager Cohen & Steers	January 1, 2024
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
Summary Information  51

Summary: SFT T. Rowe Price Value Fund
SFT T. Rowe Price Value Fund: Investment Objective
The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
SFT T. Rowe Price Value Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.17%

Total Annual Fund Operating Expenses	0.99%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.1% of the average value of its portfolio.
52  Summary Information

SFT T. Rowe Price Value Fund: Principal Investment Strategies
At least 65% of the Fund’s total assets are normally invested in common stocks the Fund’s investment sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), regards as undervalued. Holdings are expected to consist primarily of large-cap stocks, but may also include stocks of mid-cap and small-cap companies.
In taking a value added approach to investment selection, T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following:
• Low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company’s own historical norm;
• Low stock price relative to a company’s underlying asset values or intrinsic value;
• Companies that may benefit from restructuring activity; and/or
• A sound balance sheet and other positive financial characteristics.
While most assets will typically be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with the Fund’s objectives. The Fund may at times invest significantly in certain sectors. As of December 31, 2024, the Fund had a focused investment in the Financial and Industrials sectors.
SFT T. Rowe Price Value Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Value Investing Risk – The Fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser or sub-adviser believes are their full market values.
▲  Large-Cap Stocks Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
▲ Market Conditions Risk – The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Summary Information  53

▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Investments in the financials sector are susceptible to adverse developments relating to regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.
▲ Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
SFT T. Rowe Price Value Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns

Best Quarter
4Q '20 | 18.50%
Worst Quarter
1Q '20 | -25.39%
54  Summary Information

Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
SFT T. Rowe Price Value Fund	14.63%	10.02%	8.93%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.49%
SFT T. Rowe Price Value Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by T. Rowe Price. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Ryan S. Hedrick, CFA Vice President and Portfolio Manager, T. Rowe Price	January 1, 2023
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 60 of this prospectus.
Summary Information  55

Summary: SFT Wellington Core Equity Fund
SFT Wellington Core Equity Fund: Investment Objective
The Fund seeks growth of capital.
SFT Wellington Core Equity Fund: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class 1 and Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.23%	0.23%

Total Annual Fund Operating Expenses	0.78%	1.03%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$80	$249	$433	$966
Class 2	$105	$328	$569	$1,259
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.2% of the average value of its portfolio.
56  Summary Information

SFT Wellington Core Equity Fund: Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States, and to a lesser extent, securities of non-US companies. Wellington Management Company LLP (Wellington Management), The Fund’s sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The investment team spends most of its time conducting fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’ competitive advantages, revenue and margin drivers, and cash-generation capacity. Other important considerations include capital allocation discipline, off-financial-statement factors, management track record, and analysis of products and competition. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on highly liquid, large capitalization companies with market capitalizations similar to those of the S&P 500® Index. The Fund generally will be fully invested in equity and equity-related securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Although derivative instruments are not a significant component of the investment process, the Fund may make use of derivative securities (including futures contracts, options on futures contracts, and over-the-counter derivatives) for the purpose of equitizing cash and/or obtaining efficient investment exposure. The Fund may at times invest significantly in certain sectors. As of December 31, 2024, the Fund was concentrated in the Information Technology sector.
SFT Wellington Core Equity Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲ Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock
Summary Information  57

markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
▲  Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
▲ Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲ Currency Risk – the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund’s hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies.
SFT Wellington Core Equity Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
58  Summary Information

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter
2Q '20 | 19.22%
Worst Quarter
1Q '20 | -19.83%
(a)
The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2024)

	1 Year	5 Years	10 Years
SFT Wellington Core Equity Fund — Class 1	25.34%	12.46%	11.77%
SFT Wellington Core Equity Fund — Class 2	25.02%	12.18%	11.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
SFT Wellington Core Equity Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by Wellington Management. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
David A. Siegle, CFA Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017
Douglas W. McLane, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Summary Information” below.
Summary Information  59

Important Additional Summary Information
Purchase and Sale of Fund Shares
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.
Taxes
For additional information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life Insurance Company (Minnesota Life) or other participating life insurance companies, please see the appropriate prospectus for those contracts.
Payments to Broker-Dealers and Other Financial Intermediaries
When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
60  Summary Information

Detailed Fund Information
This section provides important additional details about each Fund’s investment objective, principal investment strategies and related risks.
A Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. Except for the SFT Balanced Stabilization Fund, the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Growth Fund), SFT Equity Stabilization Fund, the SFT T. Rowe Price Value Fund and the SFT Wellington Core Equity Fund, each Fund’s investment objective is a fundamental investment policy. Other investment restrictions that are fundamental are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is. The Trust’s Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus.
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s holdings of securities is available in the Statement of Additional Information.
SFT Balanced Stabilization Fund
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% Standard & Poor’s S&P 500® Composite Stock Price Index (the S&P 500® ) and 40% Bloomberg U.S. Aggregate Bond Index (the Benchmark Index). This objective may be changed without shareholder approval.
The Fund’s Benchmark Index is a blend of 60% S&P 500® and 40% Bloomberg U.S. Aggregate Bond Index, but the Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes. In connection with the Fund’s investments in fixed income securities, the Fund may hold securities in all sectors contained in the Bloomberg U.S. Aggregate Bond Index, but in addition may invest in positions not included in the Bloomberg U.S. Aggregate Bond Index.
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the SFT Index 500 Fund, an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the S&P 500®. The Fund may also gain equity exposure by investing in exchange traded funds (ETFs). The Fund’s fixed income allocation will be achieved by purchasing individual fixed income securities that are primarily investment-grade corporate bonds and have other characteristics similar to the fixed income securities included in the Bloomberg U.S. Aggregate Bond Index. The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, as amended (the 1940 Act), or any exemptive relief therefrom. The fund may at times invest significantly in certain sectors.
The Fund’s investments will be utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a slower pace over a period of time. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s target asset allocation guidelines described below.
In seeking to manage the Fund’s overall volatility, the Fund will invest in derivative instruments, primarily S&P 500® futures contracts. For example, in periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the overall volatility of its portfolio by
Detailed Fund Information  61

either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds and notes, interest rate swaps, and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annualized returns should be within plus or minus 10% of expected returns. For this purpose, the Fund’s annualized volatility equals the annualized standard deviation of the Fund’s daily total returns. Standard deviation is a measure of the variation or dispersion from the average daily return. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures contracts and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.
Over time, the Fund targets approximately 60% equity exposure and 40% fixed income exposure in its portfolio. As market conditions change, however, and to manage overall Fund volatility under certain market conditions, the equity and fixed income exposures may change, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value. Under normal market conditions the Fund may keep approximately 15% of the Fund’s total assets in cash or cash equivalents.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. The Fund’s investment adviser continuously monitors the liquidity of portfolio investments and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.
Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: equity index ETFs or notes, options on equities, and total return swaps.
In order to achieve its fixed income exposure and further manage the Fund’s overall volatility, the Fund may also invest in other fixed income investments, including U.S Treasuries, commercial mortgage backed securities (CMBS), mortgage backed securities (MBS) and collateralized mortgage obligations (CMO). The Fund may also invest in other securities described in the Statement of Additional Information, including but not limited to exchange traded notes, longer-term corporate debt securities, U.S. government obligations, mortgage-related securities guaranteed by the U.S. government, collateralized mortgage obligations and other fixed income securities.
In addition, the Fund may invest lesser portions of its assets in other securities and financial instruments described in the Statement of Additional Information.
62  Detailed Fund Information

Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Market Risk**
▲ Risk of Stock Investing**
▲ Securities Volatility Risk
▲ Active Management Risk
▲ Allocation Risk
▲ Hedging Risk
▲ Managed Volatility Strategy Risk
▲ Portfolio Risk**
▲ Index Performance Risk*
▲ Large Company Risk*
▲ Interest Rate Risk
▲ Liquidity Risk
▲ Short Position Risk
▲ Derivatives Risk
▲ Leveraging Risk
▲ Exchange Traded Funds Risk
▲ Income Risk
▲ Exchange Traded Notes Risk
▲ Investment Company Risk
▲ Company Risk
▲ Credit Risk
▲ Acquired Fund Risk
*
This is a principal risk of the SFT Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
**
This is a principal risk of both the SFT Index 500 Fund, in which the Fund invests, and of an investment in the Fund.
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Short Sale Risk
▲ Inflation Risk
▲ Call Risk
▲ Pre-payment Risk
▲ Non-Government Securities Risk
▲ Extension Risk
▲ Sector Risk**
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Core Bond Fund
The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.
Principal Investment Strategies. The Fund invests primarily in a variety of debt securities. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (including any borrowings for investment purposes) in investment grade bonds (for this purpose, “bonds” includes any debt security). Up to 20% of the Fund’s nets assets may be invested in securities rated below investment grade (commonly known as “junk bonds”) or unrated securities determined to be of comparable quality. These debt securities include, among other things, corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association), asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund may invest in debt securities issued by domestic companies in a variety of industries. The Fund may also invest in securities whose disposition is restricted under the federal securities laws. Examples may include certain bonds that are only available to institutional buyers. The Fund may at times invest significantly in certain sectors.
The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporates and governments.  The Fund may invest up to 25% of its net assets in foreign securities, which amount may include up to 15% of net assets in non-U.S. dollar denominated foreign securities, and up to 10% of net assets in emerging markets securities.
Detailed Fund Information  63

The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, rail cars, shipping containers, credit card, manufactured housing, collateralized debt obligations that in turn include collateralized bond obligations and collateralized loan obligations and/or other consumer loans), bank loans, U.S. and non-U.S. money market securities, municipal securities, commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables), derivatives including credit default swaps and other swaps, futures, options and currency forward contracts, defaulted debt securities, private placements and restricted securities. Investments by the Fund may be long-term, intermediate-term or short-term debt securities and may have interest rates that are fixed, variable or floating.
Derivatives are used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques.
In selecting securities, the Fund’s investment sub-adviser focuses on areas of the bond market that it believes to be relatively undervalued, based on its analysis of quality, sector, coupon or maturity, and that the sub-adviser believes offer attractive prospective risk-adjusted returns compared to other segments of the bond market.
Other Non-Principal Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest in exchange traded U.S. Treasury futures contracts, which are a type of derivative instrument. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may also invest a portion of its assets in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.
The Fund may invest in stripped mortgage-backed securities, which also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments. The Fund may also invest in illiquid securities, which may not exceed, at the time of purchase, 15% of the Fund’s net assets. As of December 31, 2024, the Fund had 0.0% of its net assets invested in illiquid securities.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Market Risk
▲ Interest Rate Risk
▲ Credit Risk
▲ Government Securities Risk
▲ Foreign Investments and Emerging Markets Risk
▲ Hedging Risk
▲ Income Risk
64  Detailed Fund Information

▲ Liquidity Risk
▲ Portfolio Turnover Risk
▲ Short-Term Trading Risk
▲ Prepayment Risk
▲ Extension Risk
▲ Mortgage-Related and Other Asset-Backed Securities Risk
▲ Non-Government Securities Risk
▲ Leveraging Risk
▲ Management Risk
▲ Active Management Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Derivatives Risk
▲ Call Risk
▲ Restricted Securities Risk
▲ Foreign Securities Risk
▲ Currency Risk
▲ Foreign Investments and Emerging Markets Risk
▲ Diversification Risk
▲ Inflation Risk
▲ Portfolio Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Equity Stabilization Fund
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P® BMI International Developed Low Volatility Index and 20% Bloomberg U.S. 3 Month Treasury Bellwether Index (the Benchmark Index). This objective is not fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes.
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs or other securities that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments. The fund may at times invest significantly in certain sectors.
The Fund’s investments are utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. Lower volatility means that a security’s value changes at a slower pace over a period of time but does not fluctuate dramatically. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s effective equity exposure guidelines described below.
As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. For the purposes of this Fund, “effective equity exposure” means the Fund’s equity investments plus any increase or reduction in exposure to equity markets due to the Fund’s investments in S&P 500® futures contracts or other derivatives. The Fund seeks to manage its effective equity exposure and its overall
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volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures, and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of the Fund’s total asset value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
Additional information about investments in ETFs. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions issued to certain ETFs. Included among the conditions is a requirement that such ETFs enter into an agreement with a fund that is consistent with relevant terms of the Section 12(d)(1) exemptive order that the underlying investment company has obtained from the SEC permitting such investments. The Fund has entered into agreements with certain ETFs that permit the Funds to invest in the ETFs to an unlimited extent. Any ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.
The Fund’s investors indirectly bear the expenses of the ETFs in which the Fund invests. The Fund’s indirect expenses of investing in ETFs are the Fund’s portion of the cumulative expenses incurred by the ETFs based on the Fund’s average invested balance in each ETF, the number of days invested, and each ETF’s net annual fund operating expenses for the period during which the Fund was invested in the ETF.
The ETFs in which the Fund invests may change from time to time and at any time, based on the investment adviser’s judgment.
Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: options on equities, total return swaps, and OTC equity and interest rate options.
In addition, certain ETFs in which the Fund invests may invest in foreign securities, including investments in securities from developing markets countries.
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The Fund may also invest in other securities and financial instruments described in the Statement of Additional Information, including but not limited to exchange traded notes, longer-term corporate debt securities, U.S. government obligations, mortgage-related securities guaranteed by the U.S. government, collateralized mortgage obligations and other fixed income securities.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Risk of Stock Investing
▲ Market Risk
▲ Passive Investment Risk
▲ Securities Volatility Risk
▲ Active Management Risk
▲ Allocation Risk
▲ Hedging Risk
▲ Managed Volatility Strategy Risk
▲ Portfolio Risk
▲ Foreign Securities Risk
▲ Short-Term Trading Risk
▲ Acquired Fund Risk
▲ Derivatives Risk
▲ Leveraging Risk
▲ Exchange Traded Funds Risk
▲ Liquidity Risk
▲ Short Position Risk
▲ Concentration Risk
▲ Company Risk
▲ Investment Company Risk
▲ Credit Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Short Sale Risk
▲ Developing Markets Countries Risk
▲ Exchange Traded Notes Risk
▲ Sector Risk
▲ Interest Rate Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional Risk information is provided in the Statement of Additional Information.
In an attempt to respond to adverse market, economic, political or other conditions, the Fund may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.
SFT Government Money Market Fund
The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.
Principal Investment Strategies. The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances, the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
▲ the U.S. government; or
▲ a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other government money market funds. The Fund may at times invest significantly in certain sectors.
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The Fund’s investment adviser, Securian AM, selects the Fund’s investments by analyzing a variety of factors, such as:
▲ current U.S. economic activity and the economic outlook;
▲ current U.S. short-term interest rates;
▲ the Federal Reserve’s policies regarding short-term interest rates; and
▲ the potential effects of foreign economic activity on U.S. short-term interest rates.
The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase (with certain exceptions permitted by applicable regulations). The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. Securian AM generally shortens the Fund’s dollar-weighted average portfolio maturity when it expects interest rates to rise, and extends the Fund’s dollar-weighted average portfolio maturity when it expects interest rates to fall.
The Fund’s investments are subject to applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds.
Certain securities issued by U.S. government agencies and instrumentalities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLB). These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in other government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in securities issued by U.S. government agencies and instrumentalities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities, including securities issued by the Federal Farm Credit Banks.
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the initial sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed credit worthy by Securian AM. A repurchase agreement must also be collateralized fully, which means that the collateral must consist entirely of government securities and cash. Repurchase agreements are subject to credit and other risks. For instance, if the initial seller of the securities is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller’s debts.
The Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. In addition to this general liquidity requirement, the Fund must hold at least 25% of its total assets in “daily liquid assets” and at least 50% of its total assets in “weekly liquid assets.” (measured at the time of acquisition). Daily liquid assets are limited to cash, direct obligations of the U.S. government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities that mature within 5 business days, and amounts receivable and due unconditionally within 5 business days on pending sales of securities.
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As a government money market fund, the Fund is not required to impose liquidity fees that apply to other types of money market funds. While the Board of Trustees may choose to rely on the ability to impose discretionary liquidity fees in the future, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with advance notice of the change.
Other Non-Principal Investment Strategies. The Fund may also invest lesser portions of its assets, which in the aggregate may not exceed one-half of one percent of the Fund’s total assets, in commercial paper and other short-term fixed income securities that are ‘eligible securities’ qualified for purchase by money market funds; illiquid securities; and securities whose disposition is restricted under the federal securities laws but which have been determined by Securian AM to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees.
To the extent the Fund invests in shares of another money market fund, it will indirectly absorb its pro rata share of such fund’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the cost of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as, those for comparable but unrestricted securities.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Government Securities Risk
▲ Investment Company Risk
▲ Income Risk
▲ Interest Rate Risk
▲ Inflation Risk
▲ Active Management Risk
▲ Repurchase Agreement Risk
▲ Stable Price Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Credit Risk
▲ Liquidity Risk
▲ Foreign Securities Risk
▲ Non-Government Securities Risk
▲ Restricted Securities Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
The Trust, Securian AM and Securian Financial Services, Inc. (Securian Financial) have entered into a Net Investment Income Maintenance Agreement. Under such agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term.
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Securian AM and the Trust have entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2026. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement.
Please see the Statement of Additional Information for more detail regarding the Net Investment Income Maintenance Agreement and Expense Limitation Agreement.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect the sponsor will provide financial support to the Fund at any time, including during the periods of market stress.
SFT Index 400 Mid-Cap Fund
The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s MidCap 400® Index (the S&P 400®).
Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. The S&P 400® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. As of March 31, 2025, the market capitalizations of companies included in the S&P 400® ranged from $0.8 billion to $18.5 billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400®. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors. The fund may at times invest significantly in certain sectors.
Securian AM utilizes a computer program to confirm the Fund’s S&P 400® replication.
Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 400®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
S&P® designates the stocks included in the S&P 400®. From time to time, S&P® may add or delete stocks from the S&P 400®. Inclusion of a stock in the S&P 400® does not imply an opinion by S&P® as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 400®” and “Standard & Poor’s MidCap 400®,” are trademarks of S&P Global, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.
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Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 400® stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 400®, each of which have economic characteristics similar to an investment in the S&P 400®. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 400®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may execute trades in advance of a stock entering or exiting the S&P 400® or in advance of announced share adjustments.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Risk of Stock Investing
▲ Market Risk
▲ Mid Size Company Risk
▲ Sector Risk
▲ Index Performance Risk
▲ Concentration Risk
▲ Portfolio Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Inflation Risk
▲ Foreign Securities Risk
▲ Company Risk
▲ Non-Government Securities Risk
▲ Derivatives Risk
▲ Diversification Risk
▲ Investment Company Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Index 500 Fund
The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The S&P 500® is a broad, unmanaged index of approximately 500 large cap common stocks which together represent about 75% of the total U.S. stock market. It is a float-adjusted market-weighted index, with the weight of each stock in the index determined by multiplying the stock price by the number of shares of that stock available for public trading.
Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 500®. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. As of March 31, 2025, the market capitalizations of companies included in the S&P 500® ranged from $3.4 billion to $3,336.9 billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors. The fund may at times invest significantly in certain sectors.
Securian AM utilizes a computer program to confirm the Fund’s S&P 500® replication and to round off security weightings.
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Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 500®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
Standard & Poor’s Rating Services (S&P®), a division of S&P Global, Inc., designates the stocks included in the S&P 500®. From time to time, S&P® may add or delete stocks from the S&P 500®. Inclusion of a stock in the S&P 500® does not imply an opinion by S&P® as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” and “500®” are trademarks of S&P Global, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.
Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 500® stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 500®, each of which have economic characteristics similar to an investment in the S&P 500®. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 500®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may execute trades in advance of a stock entering or exiting the S&P 500® or in advance of announced share adjustments.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Risks of Stock Investing
▲ Large Company Risk
▲ Market Risk
▲ Sector Risk
▲ Index Performance Risk
▲ Concentration Risk
▲ Portfolio Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Inflation Risk
▲ Foreign Securities Risk
▲ Company Risk
▲ Non-Government Securities Risk
▲ Derivatives Risk
▲ Diversification Risk
▲ Investment Company Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Macquarie Growth Fund (formerly SFT Delaware IvySM Growth Fund)
The Fund seeks to provide growth of capital.
Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by growth-oriented large capitalization (and, to a lesser extent, mid capitalization) US (and, to a lesser extent, foreign) companies that DIFA believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment
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purposes, in large capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition (80% policy). The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. There is no guarantee, however, that the Fund will achieve its objective. The fund may at times invest significantly in certain sectors.
In selecting securities for the Fund, DIFA begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. DIFA uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. DIFA seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. DIFA looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. DIFA also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.
A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; environmental, social and/or governance (ESG) characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. DIFA’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process.
From a quantitative standpoint, DIFA concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. DIFA’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 35 to 50).
Other Non-Principal Investment Strategies. The Fund invests primarily in common stocks but also may own, to a lesser extent, debt securities, typically of investment grade and of any maturity. Additionally, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
When DIFA believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which DIFA believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
DIFA may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of DIFA. DIFA may also seek quantitative support from MIMGL.
Principal Risks. An investment in the Fund is subject to various risks, including the following:
▲ Market Risk
▲ Growth Stock Risk
▲ Large Company Risk
▲ Holdings Risk
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▲ Company Risk
▲ Non-Diversification Risk
▲ Sector Risk
▲ Concentration Risk
▲ Information Technology Sector Risk
▲ Liquidity Risk
▲ Risk of Stock Investing
▲ Management Risk
▲ Active Management Risk
▲ ESG Investing Risk
Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:
▲ Mid Size Company Risk
▲ Foreign Securities Risk
▲ Redemption Risk
▲ Derivatives Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional information is provided in the Statement of Additional Information.
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware IvySM Small Cap Growth Fund)
The Fund seeks to provide growth of capital.
Principal Investment Strategies. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies. The Fund invests primarily in common stocks of small-capitalization companies (80% policy) that are relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where DIFA believes there is an opportunity for higher growth than in established companies or industries. For the purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of December 31, 2024, this range of market capitalizations was between approximately $10.1 million and $45.7 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. The Fund’s investments in equity securities may include common stocks that are offered in IPOs. There is no guarantee, however, that the Fund will achieve its objective. The fund may at times invest significantly in certain sectors.
The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.
DIFA begins its investment process by screening the small-capitalization universe for companies with accelerating revenue growth and improving returns on invested capital. Following this initial screening, DIFA utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. DIFA seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry, either through technological advancement, marketing,
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distribution or some other innovative means; or that emphasizes organic growth. DIFA believes that such companies generally have a replicable business model that allows for sustained growth.
The Fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that DIFA believes continue to possess potential growth prospects). The focus on holding an investment is intermediate to long-term.
From time to time, the Fund also may invest a lesser portion of its assets in securities of mid and large capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in DIFA’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.
Other Non-Principal Investment Strategies. The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies even if the Fund is not invested directly in such markets.
The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small capitalization securities. The Fund also may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use total return swaps, futures contracts on domestic equity indexes and options, both written and purchased, in an attempt to hedge various market risks and/or individual securities or to gain or increase exposure to various equity sectors and markets or to enhance income.
When DIFA believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which DIFA believes are of comparable high quality. The Fund also may invest in more established companies, such as those with longer operating histories than many small capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Fund’s position size in any particular security. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
DIFA may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of DIFA. DIFA may also seek quantitative support from MIMGL.
Principal Risks. An investment in the Fund is subject to various risks, including the following:
▲ Market Risk
▲ Small Company Risk
▲ Growth Stock Risk
▲ Sector Risk
▲ Concentration Risk
▲ Information Technology Sector Risk
▲ Healthcare Sector Risk
▲ Liquidity Risk
▲ Company Risk
▲ Initial Public Offering (IPO) Risk
▲ Risk of Stock Investing
▲ Management Risk
▲ Active Management Risk
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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:
▲ Large Company Risk
▲ Mid Size Company Risk
▲ Foreign Exposure Risk
▲ Foreign Securities Risk
▲ Investment Company Securities Risk
▲ Redemption Risk
▲ Derivatives Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Real Estate Securities Fund
The Fund seeks above average income and long-term growth of capital.
Principal Investment Strategies. Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in common stocks and other equity securities issued by real estate companies. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
The Fund’s sub-adviser, Cohen & Steers Capital Management, Inc. (Cohen & Steers), adheres to a bottom-up, relative value investment process. To guide the portfolio construction process, Cohen & Steers utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV), cash flow multiple/growth ratios and a dividend discount model. Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and dividend discount model estimates. Cohen & Steers’ research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions. The Fund will not seek to achieve specific environmental, social or governance (ESG) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the sub-adviser will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the sub-adviser does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the sub-adviser’s holistic review process.
Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Fund may invest without limit in shares of REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization.
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The Fund may invest in securities of foreign issuers which meet the same criteria for investment as domestic companies, including investments in such companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), but in no event may such investments exceed more than 20% of its total assets. The Fund may at times invest significantly in certain sectors.
The following are the Fund’s principal investment strategies.
Real Estate Companies
For purposes of the Fund’s investment policies, a real estate company is one that:
• derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or
• has at least 50% of its assets invested in such real estate.
Under normal market conditions, the Fund will invest at least 80%, and normally substantially all, of its total assets in a portfolio of equity securities issued by real estate companies (including REITs and REIT-like entities).
The equity securities in which the Fund invests can consist of:
• common stocks;
• rights or warrants to purchase common stocks;
• securities convertible into common stocks where the conversion feature represents, in the sub-adviser’s view, a significant element of the securities’ value;
• preferred stocks;
• private investments in public equity (PIPEs); and
• real estate private placements.
Real Estate Investment Trusts
REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Fund may invest without limit in shares of REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). As a result, U.S. REITs tend to pay relatively higher dividends than other types of companies. Dividends paid by U.S. REITs generally will not be eligible for the dividends-received deduction, and are generally not considered “qualified dividend income” (QDI) eligible for reduced rates of taxation for U.S. federal income tax purposes but may be considered to be “qualified REIT dividends” eligible for a 20% deduction for non-corporate taxpayers. Between 2018 and 2025, “qualified REIT dividends” are treated as eligible for a 20% deduction by non-corporate taxpayers. Qualified REIT dividends are dividends received from REITs that are neither capital gain dividends nor are eligible for treatment as qualified dividend income, and with respect to which the REIT shareholder meets certain other requirements. The Fund is permitted to pass through qualified REIT dividends to its shareholders, provided the shareholders meet certain holding period and other requirements with respect to their shares.
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REITs can generally be classified as equity REITs or mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund invests primarily in equity REITs.
Foreign (Non-U.S.) Securities and Depositary Receipts
The Fund may invest up to 20% of its total assets in securities of non-U.S. real estate companies, including investments in such companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Fund may invest in foreign issuers in both developed and emerging markets.
Preferred Stocks
The Fund may invest in preferred stocks. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that a company must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company’s directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.
Investment Restrictions
Except as otherwise stated, all percentage restrictions referenced in this Prospectus or the SAI for the Fund are measured at the time of investment. If a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from market movements will not be considered a violation of the restriction.
Other Non-Principal Investment Strategies. The Fund may also invest in ETFs that replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. Enhanced or inverse return ETFs present greater opportunities for investment gains but also present correspondingly greater risk of loss. For instance, if the Fund invests in a leveraged ETF that attempts to double the return of an index, the ETF’s value would increase or decrease approximately twice the percentage of the underlying index. If the Fund invests in a leveraged ETF that attempts to provide the inverse return of an index, the ETF’s value would increase or decrease approximately the opposite percentage of the underlying index. Leveraged ETFs are complex, carry substantial risks, and are generally used to increase or decrease the Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index.
In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry as described in the Statement of Additional Information.
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Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Market Risk
▲ Real Estate Risk
▲ REIT/REOC-Related Risk
▲ Risk of Stock Investing
▲ Foreign Securities Risk
▲ Company Risk
▲ Small Company Risk
▲ Investment Company Risk
▲ Management Risk
▲ Active Management Risk
▲ Concentration Risk
▲ Real Estate Securities Concentration Risk
▲ Limited Universe Risk
▲ Liquidity Risk
▲ Income Risk
▲ Interest Rate Risk
▲ Portfolio Risk
▲ Investment Strategy Risk
▲ ESG Investing Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Exchange Traded Funds Risk
▲ Derivatives Risk
▲ Credit Risk
▲ Non-Government Securities Risk
▲ Diversification Risk
▲ Sector Risk
▲ Initial Public Offering (IPO) Risk
▲ Short-Term Trading Risk
▲ Large Company Risk
▲ Large Company Risk
▲ Mid Size Company Risk
▲ Small and Micro-Cap Company Risk
▲ Inflation Risk
▲ Currency Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT T. Rowe Price Value Fund
The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
Principal Investment Strategies. At least 65% of the Fund’s total assets are normally invested in common stocks that the portfolio manager regards as undervalued. The Fund may purchase stocks issued by companies of any size, but typically focuses its investments on large-cap stocks. The Fund may at times invest significantly in certain sectors.
Generally, careful selection of stocks having value characteristics can, over time, limit the downside risk of a value-oriented portfolio compared with the broad market.
In addition, stocks whose prices are below a company’s intrinsic value may offer the potential for substantial capital appreciation.
Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors attempt to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly.
Some of the principal measures used to identify such stocks are:
Price/earnings ratio.  Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.
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Price/book value ratio.  Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.
Price/sales ratio.  Dividing the market value of equity, or current market capitalization (number of shares outstanding multiplied by share price), of a company by the company’s total annual sales generates a price/sales or P/S ratio. It is a tool used to evaluate a stock or compare a company against similar companies, wherein a lower P/S ratio is considered better. The price/sales ratio is a measurement often used in valuing companies for acquisition.
Dividend yield.  A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity.
A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.
Price/cash flow.  Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.
Undervalued assets.  This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.
Restructuring opportunities.  Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.
While most assets will typically be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with its objective(s).
T. Rowe Price may consider environmental, social, and governance (ESG) factors into its investment research process for certain investments. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, T. Rowe Price focuses on the ESG factors it considers most likely to have a material impact on the performance of the holdings in the Fund’s portfolio. T. Rowe Price may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Fund.
The Fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
The Fund invests in the following types of securities or assets:
Common and Preferred Stocks.  Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the Fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.
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Convertible Securities and Warrants. The Fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.
Foreign Securities.  Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The Fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the Fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Value Investing Risk
▲ Large-Cap Stocks Risk
▲ Market Conditions Risk
▲ Risk of Stock Investing
▲ Sector Risk
▲ Management Risk
▲ Active Management Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Derivatives Risk
▲ Investment Company Risk
▲ Portfolio Turnover Risk
▲ Foreign Securities Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Wellington Core Equity Fund
The Fund seeks growth of capital.
Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States, and to a lesser extent, securities of non-US companies. Wellington Management Company LLP (Wellington Management), The Fund’s sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The investment team spends most of its time conducting fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’ competitive advantages, revenue and
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margin drivers, and cash-generation capacity. Other important considerations include capital allocation discipline, off-financial-statement factors, management track record, and analysis of products and competition. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on highly liquid, large capitalization companies with market capitalizations similar to those of the S&P 500® Index. The Fund generally will be fully invested in equity and equity-related securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Although derivative instruments are not a significant component of the investment process, the Fund may make use of derivative securities (including futures contracts, options on futures contracts, and over-the-counter derivatives) for the purpose of equitizing cash and/or obtaining efficient investment exposure. The Fund may at times invest significantly in certain sectors. As of December 31, 2024, the Fund was concentrated in the Information Technology sector.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management identifies candidates for fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2024, the market capitalization of companies included in the S&P 500® Index ranged from approximately $6.068 billion and $3.785 trillion. The market capitalization range of the index changes over time.
Other Non-Principal Investment Strategies. The Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲ Market Risk
▲ Management Risk
▲ Active Management Risk
▲ Risk of Stock Investing
▲ Investment Strategy Risk
▲ Sector Risk
▲ Concentration Risk
▲ Currency Risk
▲ Foreign Securities Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲ Investment Company Risk
▲ Mid Size Company Risk
▲ Exchange Traded Funds Risk
▲ Small Company Risk
▲ Derivatives Risk
▲ Exchange Traded Notes Risk
▲ Restricted Securities Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
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Investment Practices Common to the Funds
In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, such actions could be inconsistent with a Fund’s investment strategy and may result in a Fund not achieving its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.
Defining Risks
Investment in each Fund involves risks. A Fund’s yield and price are not guaranteed, and the value of an investment in a Fund (except the SFT Government Money Market Fund) will go up or down.
The Funds and their service providers may be exposed to operational and information security risks from cyber-attacks. Cyber-attacks include, among other things, stealing or corrupting data, attacks on websites, the unauthorized release of confidential information, or other types of information security breaches. Cyber-attacks affecting the Funds or their investment adviser, sub-advisers, custodians, intermediaries or other third-party service providers may adversely impact the Funds. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate NAVs, cause the release of confidential business information, impede trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage, among other things. The Funds may also incur expenses related to cyber security risk mitigation. The securities in which the Funds may invest may also be subject to cyber-security risk, which could result in material adverse consequences for issuers and may cause the value of the Funds’ investment in such securities to lose value.
The value of an investment in a particular Fund may be affected by the risks of investing in that Fund as identified for each Fund in “Detailed Fund Information” above. The following glossary describes those identified risks associated with investing in the Funds.
▲ Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the SFT Index 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
▲ Active Management Risk – the risk that the investment adviser’s or investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲ Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲ Banking and Financial Companies Risk – To the extent the Fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.
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▲ Call Risk – the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s income.
▲  Cash Position Risk – the risk that, to the extent a Fund holds a large position in cash/cash equivalents (including money market Funds) a Fund may lose opportunities to participate in market appreciation and may have lower returns than if a Fund made other investments. In such circumstances, a Fund may not achieve its investment goal.
▲ Company Risk – the risk that individual securities may be more volatile or perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. In addition, the volatility of a company’s income or share price may be greater because of the amount of leverage on the company’s balance sheet.
▲ Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲ Convertible Security Risk – A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
▲ Credit Risk – the risk that an issuer of a debt security, asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security’s or obligation’s liquidity and make it more difficult to sell. The Fund may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of
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higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on its investment adviser’s or sub-adviser’s analysis of credit risk more heavily than usual.
Debt securities ratings. The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Recently, legislation and regulations to reform rating agencies have been proposed and may adversely impact the Fund’s investments or investment process.
Lower-rated securities. Securities rated below the top four ratings (below Aaa to Baa3 for Moody’s and AAA to BBB- for Standard & Poor’s), sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default.
Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are generally considered predominately speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.
The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.
The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit the Fund’s ability to obtain recourse.
High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests.
Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.
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Unrated Debt Securities. Unrated or short-term rated debt securities determined by the Fund’s investment adviser or sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
▲ Currency Risk – the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund’s hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.
▲  Currency Hedging Risk – When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective.
Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the Fund invests. In addition, the Fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the Fund may use an alternative (“optimized”) hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. Furthermore, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk in the Fund’s portfolio.
The effectiveness of the Fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the Fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the Fund’s currency hedging strategy may also be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy.
▲ Currency Management Strategies Risk – the risk that currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Fund’s sub-adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
▲ Derivatives Risk – the risk associated with investing in a financial contract whose value depends on, or is derived from, the value of an underlying currency, security, reference rate, or index. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also invest in derivatives such as exchange traded futures contracts solely to help stay fully invested and to reduce transaction costs, or to manage volatility in its portfolio. Derivatives may also be used for leverage, in which case their use would
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likely accentuate a particular risk related to the derivative. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives involve costs, and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the portfolio manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction (with respect to OTC instruments, including swap agreements and forward currency contracts) does not perform as promised, including because of such exchange or counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. While a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the portfolio manager elects not to do so due to availability, cost or other factors.
Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.
▲  Developing Market Countries Risk – the risk that the Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.
▲ Diversification Risk – the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Fund’s performance may be more susceptible to a single economic, regulatory, technological or market liquidity occurrence than a more diversified investment portfolio. A Fund (other than SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)) may not, with respect to 75% of
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its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Fund is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As a non-diversified investment company, SFT Macquarie Growth Fund (formerly SFT Delaware IvySM Growth Fund) may particularly be subject to diversification risk since the Fund may invest more than 5% of their total assets in the securities of a single issuer with respect to 100% of the Fund’s total investment portfolios.
▲ ESG Investing Risk – The Fund’s investment sub-adviser may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when selecting investments for the Fund. The Fund’s ESG criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.
▲  Euro and European Risks – Seventeen nations in Europe use a common currency known as the Euro. (These 17 countries are referred to as the “Euro-zone.”) There have been recent developments which raise the possibility of one or more countries leaving the Euro-zone. The “break-up” of the Euro-zone (or even the threat of this occurring) could have a substantial adverse impact on the Euro-zone countries, the rest of Europe, and the global economy, as well as entities (such as banks, investment companies and other financial institutions) which have exposure to Euro-zone countries. Recently, a number of nations in Europe (both within and outside of the Euro-zone) have been downgraded or given “negative outlooks” by the rating agencies, which enhances the credit risk of purchasing securities issued by such countries.
▲ Exchange Traded Funds Risk – the risk that ETFs may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.
▲ Exchange Traded Notes Risk – the risk that exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.
▲ Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower than anticipated prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.
▲  Focus Risk – the risk that the greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, currency, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
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▲ Foreign Governmental and Supranational Debt Securities Risk – Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
▲ Foreign Investments and Emerging Markets Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
▲ Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of
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certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. Certain corporations with substantial U.S. and global operations have transferred or may transfer their domicile to a foreign jurisdiction from the U.S., which may increase the impact of this risk.
▲ Government Securities Risk – the risk a fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
▲ Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲ Healthcare Sector Risk – Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the U.S. Food and Drug Administration (FDA); the difficulty health care-providers may have obtaining staff to deliver services; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
▲ Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain.
▲ Holdings Risk – the risk a fund may hold a limited number of stocks (e.g. 40 to 60) and a fund’s portfolio manager may tend to invest a significant portion of a fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by a fund may have a greater impact on a fund’s net asset value (NAV) than it would if a fund invested in a larger number of securities or if a fund’s portfolio manager invested a greater portion of a fund’s total assets in a larger number of stocks.
▲ Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Index Performance Risk – the risk that the Fund’s ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index’s sponsor calculates the applicable securities index, the amount and timing of cash flows into and
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out of the Fund, commissions, settlement fees and other expenses. A Fund’s performance may also be adversely affected if a particular stock in an index (or stocks within an industry heavily weighted by an index) performs poorly.
▲  Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends. Fixed-rate debt and preferred equity securities may be more susceptible to this risk than floating-rate debt securities or common equity securities, whose value and dividends may increase in the future.
▲ Inflation-Indexed Securities Risk – the risk that inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
▲ Information Technology Sector Risk – Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
▲ Initial Public Offering (IPO) Risk – Investments in IPOs can have a significant positive impact on the Fund’s performance; however any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have had a significant impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Fund grows.
▲ Interest Rate Risk – the risk that the value of a mortgage-backed security, debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a mortgage-backed security, debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund Interest rates are currently at or near historic lows.
▲ Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲ Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates
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and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
▲  Investment Style Risk – the risk that different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The SFT T. Rowe Price Value Fund, a fund with a value approach to investing, could underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
▲ Large-Cap Stocks Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
▲ Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole.
▲  Leveraging Risk – the risk that certain Fund transactions, such as transactions in derivative instruments or leveraged ETFs, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲ Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲ Managed Volatility Strategy Risk – the risk that the Fund’s investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
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▲ Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲ Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Market Conditions Risk – The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
▲  Mid Size Company Risk – the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
▲ Mortgage-Related and Other Asset-Backed Securities Risk – the risk that mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by
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the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
▲ Non-Diversification Risk – A Fund that is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, a non-diversified fund may invest a greater percentage of its assets in the securities of an issuer. Thus, a non-diversified Fund may hold fewer securities than other funds. A decline in the value of those investments would cause a non-diversified fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.
▲ Non-Government Securities Risk – the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).
Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.
▲  Operational Risk – the risk Funds are exposed to from a number of factors, including, but not limited to, human error, systems or personnel changes, processing and communication errors, labor force disruptions (e.g., unplanned remote working arrangements and facility and other infrastructure closings), errors of service providers or other third-parties, failed or inadequate processes, technology or systems. Various operational events or circumstances are outside the control of the Funds, the investment adviser, sub-advisers and other third-parties. The Funds, investment adviser and sub-advisers seek to reduce operational risks through controls and procedures; however, these measures cannot address every possible risk and may be inadequate to address significant operational risks.
▲  Passive Investment Risk – the risk that, because they are not actively managed, the ETFs in which the Fund may invest may be affected by a general decline in market segments relating to their respective benchmark indices. An ETF typically invests in securities included in, or representative of, its benchmark index regardless of their investment merits and does not attempt to take defensive positions in declining markets. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲ Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund’s investment adviser’s or sub-adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.
▲  Portfolio Turnover Risk – High portfolio turnover may adversely affect the Fund’s performance and increase transaction costs, which could increase the Fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the Fund’s shares are held in a taxable account.
▲ Preferred Stock Risk – Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required
94  Detailed Fund Information

payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.
▲ Prepayment Risk – the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.
▲ Real Estate Risk – the risk that the value of the Fund’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage or other financing, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.
▲ Real Estate Securities Concentration Risk –the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. Because the Fund concentrates its investments in the real estate industry, it will be subject to greater risk of loss than if it were diversified across different industries.
▲ Redemption Risk – A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
▲ Regional Risk – the risk that adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
▲ REIT/REOC-Related Risk – the risk that the value of the Fund’s equity REIT and REOC securities will be adversely affected by changes in the value of the underlying property or business operations of the REIT or REOC. In addition, the value of equity REITs or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940. In addition, REITs may be limited in their ability to maintain sufficient short-term liquidity in the event of an unforeseen or sudden decline in asset values and/or income because REITs are required to limit the amount of cash retained from business activities in order to maintain their REIT status under the Internal Revenue Code. REITs are also at risk of any adverse changes in laws and/or rules related to REIT tax status.
▲  Repurchase Agreement Risk – the risk that if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the Fund, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
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▲ Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.
▲ Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲ Sector Risk – the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.
▲ Securities Lending Risk – the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund’s investment adviser or sub-adviser has determined are creditworthy. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.
▲ Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲ Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Short Sale Risk – the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
▲ Short-Term Trading Risk – the risk that a Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Fund’s transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target, and the need to sell a security to meet redemption activity.
▲ Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency
96  Detailed Fund Information

and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
▲  Stable Price Risk – the risk that the SFT Government Money Market Fund will not be able to maintain a stable share price of $1.00. There may be situations where the Fund’s share price could fall below $1.00, which would reduce the value of an investor’s account.
▲  Value Investing Risk – The Fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser or sub-adviser believes are their full market values.
Detailed Fund Information  97

Management of the Funds
Securian Asset Management, Inc.
The investment adviser of each of the Funds is Securian Asset Management, Inc. (Securian AM), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Trust’s and its predecessor’s assets since May 1, 1997. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (“Advantus Series Fund”) pursuant to a Plan of Reorganization. In connection with this, each Portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. Prior to May 1, 2018, Securian AM was known as Advantus Capital Management, Inc.
Since its inception in 1994, Securian AM has also managed investment portfolios for various private accounts, including the accounts of certain Securian Financial Group, Inc. (SFG) affiliates, and has provided investment sub-advisory services for various unaffiliated mutual funds. Securian AM manages the Trust’s investments and furnishes all necessary office facilities, equipment and personnel for servicing the Trust’s investments. Both Securian AM and Minnesota Life Insurance Company (Minnesota Life) are wholly-owned subsidiaries of SFG, which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Securian AM also manage Minnesota Life’s investment portfolio. In addition, SFG serves as administrative services agent to the Trust.
The Trust and Securian AM have obtained an exemptive order from the SEC allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Securian AM may select new non-affiliated sub-advisers upon the approval of the Trust’s Board of Trustees but without shareholder approval. Securian AM may also change the terms of any investment sub-advisory agreement or continue to employ a non-affiliated sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.
Securian AM is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Securian AM retains ultimate responsibility for the investment performance of each Fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Securian AM either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective(s).
Cohen & Steers Capital Management, Inc.
The investment sub-adviser of the SFT Real Estate Securities Fund is Cohen & Steers Capital Management, Inc. (Cohen & Steers), 1166 Avenue of the Americas, 30th Floor, New York, New York 10036. Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. (CNS), a publicly traded company whose common stock is listed on the New York Stock Exchange. As of December 31, 2024, CNS managed approximately $85.8 billion in assets. Cohen & Steers provides investment advice and generally conducts the investment management program for the SFT Real Estate Securities Fund.
Delaware Investments Fund Advisers
The investment sub-adviser of the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund) and the SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund) is Delaware Investments Fund Advisers (DIFA), 100 Independence, 610 Market Street, Philadelphia, PA 19106- 2354. DIFA is
98  Management of the Funds

a series of Macquarie Investment Management Business Trust (MIMBT), which is a Delaware statutory trust. MIMBT is a subsidiary of Macquarie Group Limited and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is a global asset manager, integrated across public and private markets. MAM provides a diverse range of investment solutions including real assets, real estate, credit, equities and multi-asset. As of December 2024, MAM managed approximately $577.5 billion in assets for institutional and individual clients. DIFA provides investment advice and generally conducts the investment management program for the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund) and the SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund). DIFA is responsible for day-to-day portfolio management of its portion of the Funds but may delegate certain of its duties to its affiliate, MIMGL. MIMGL is located at 1 Elizabeth Street, Sydney NSW 2000, Australia. MIMBT and MIMGL are each U.S. registered investment advisers.
Metropolitan West Asset Management, LLC
The investment sub-adviser to the SFT Core Bond Fund is Metropolitan West Asset Management, LLC (MetWest), 515 South Flower Street, Los Angeles, California 90071. MetWest is a wholly-owned subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, provide a variety of investment management and investment advisory services and had approximately $195.3 billion in assets under management as of December 31, 2024. MetWest provides investment advice and generally conducts the investment management program for the SFT Core Bond Fund.
T. Rowe Price Associates, Inc.
The investment sub-adviser of the SFT T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe Price), 1307 Point Street, Baltimore, Maryland 21231. T. Rowe Price and its affiliates managed over $1.61 trillion in assets as of December 31, 2024. T. Rowe Price provides investment advice and generally conducts the investment management program for the SFT T. Rowe Price Value Fund.
Wellington Management Company LLP
The investment sub-adviser of the SFT Wellington Core Equity Fund is Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management and its investment advisory affiliates managed approximately $1.234 trillion in assets as of December 31, 2024. Wellington Management provides investment advice and generally conducts the investment management program for the SFT Wellington Core Equity Fund.
Advisory Fees
The Trust pays Securian AM monthly fees calculated on an annual basis for each Fund. Securian AM uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Securian AM by each Fund during 2024, as a percentage of average daily net assets, was as follows:
Management of the Funds  99

Portfolio	Aggregate Fee Paid During 2024
SFT Balanced Stabilization Fund	0.55%
SFT Core Bond Fund	0.40%
SFT Equity Stabilization Fund	0.55%
SFT Government Money Market Fund	0.25%
SFT Index 400 Mid-Cap Fund	0.15%
SFT Index 500 Fund	0.15%
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	0.67%
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	0.85%
SFT Real Estate Securities Fund	0.70%
SFT T. Rowe Price Value Fund	0.57%
SFT Wellington Core Equity Fund	0.55%
A discussion regarding the most recent approval of both the Investment Advisory Agreement and the Investment Sub-Advisory Agreements with each sub-adviser by the Trust’s Board of Trustees, on February 27, 2025, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2025. Each respective Investment Sub-Advisory Agreement were re-approved by the Trust’s Board of Trustees, on February 27, 2025.
SFT Balanced Stabilization Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Balanced Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated May 1, 2013, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2024 Securian AM has waived a cumulative total of $3,593,549 pursuant to the agreement, of which $0 was eligible for recovery by Securian AM as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Equity Stabilization Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Equity Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated November 18, 2015, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80%
100  Management of the Funds

of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2024 Securian AM has waived a cumulative total of $1,992,608 pursuant to the agreement, of which $0 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Government Money Market Fund Expense Waivers. Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement among the Trust, on behalf of SFT Government Money Market Fund (the Fund), Securian AM and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2024, Securian AM and Securian Financial have collectively waived $6,959,755 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $0 was eligible for recovery by Securian AM and Securian Financial as of such date. If Securian AM and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. There is no guarantee that the Fund will maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Agreement shall continue in effect following April 30, 2025, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days notice prior to the end of the a contract term.
SFT Government Money Market Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Government Money Market Fund (the Fund), have entered into a written agreement, dated November 1, 2017, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2026. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2024, Securian AM has waived a cumulative total of $297,984 pursuant to the agreement, of which $1,915 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made
Management of the Funds  101

by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Portfolio Managers
The following persons serve as the primary portfolio managers for the Funds (the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust):
Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Balanced Stabilization	Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017
Vice President and Portfolio Manager
since June 2018, previously Portfolio
Manager since December 2017,
Associate Portfolio Manager June
2017-December 2017, and Quantitative
Research Analyst 2013-2017, Securian
AM

	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
SFT Core Bond	Jerry Cudzil Group Managing Director and Generalist Portfolio Manager, MetWest	September 6, 2023	Generalist Portfolio Manager with MetWest since 2023, previously Head of Credit Trading with MetWest since 2012
	Ruben Hovhannizyan, CFA Managing Director and Generalist Portfolio Manager, MetWest	September 6, 2023	Generalist Portfolio Manager with MetWest since 2023, previously Senior Portfolio Analyst working alongside the Generalist Portfolio Managers since 2009
	Bryan T. Whalen, CFA Group Managing Director, Chief Investment Officer and Generalist Portfolio Manager, MetWest	August 1, 2022
Chief Investment Officer and Generalist
Portfolio Manager with MetWest since
2023, previously Generalist Portfolio
Mnager and Co-Chief Investment Officer
of MetWest since 2021, and prior to that,
Co-Head of the Securitized Products
division with MetWest since 2004

SFT Equity Stabilization	Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017
Vice President and Portfolio Manager
since June 2018, previously Portfolio
Manager since December 2017,
Associate Portfolio Manager June
2017-December 2017, and Quantitative
Research Analyst 2013-2017, Securian
AM

	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
102  Management of the Funds

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Government Money Market	Charles D. Officer Portfolio Manager and Investment Analyst, Securian AM	May 1, 2025	Portfolio Manager since May, 2025, Securian AM
	Joseph W. Scanlan Portfolio Manager and Investment Analyst, Securian AM	May 1, 2025	Portfolio Manager since May, 2025, Securian AM
SFT Index 400 Mid-Cap	Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 10, 2024
Vice President and Portfolio Manager
since June 2018, previously Portfolio
Manager since December 2017,
Associate Portfolio Manager June
2017-December 2017, and Quantitative
Research Analyst 2013-2017, Securian
AM

	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	June 10, 2024	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
SFT Index 500	Jeremy P. Gogos, CFA, Ph.D. Vice President and Portfolio Manager, Securian AM	June 10, 2024
Vice President and Portfolio Manager
since June 2018, previously Portfolio
Manager since December 2017,
Associate Portfolio Manager June
2017-December 2017, and Quantitative
Research Analyst 2013-2017, Securian
AM

	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	June 10, 2024	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth)	Bradley M. Klapmeyer, CFA Senior Portfolio Manager, DIFA	August 1, 2016
Senior Portfolio Manager of the large
cap growth product suite since 2016;
Portfolio Manager of the former
Waddell & Reed Advisors Tax-Managed
Equity Fund and Ivy Tax-Managed Equity
Fund from 2014 to 2018; joined the Large
Cap Growth team as Assistant Portfolio
Manager in 2011

	Brad Angermeier, CFA Senior Portfolio Manager, DIFA	October 1, 2021
Senior Portfolio Manager of the large
cap growth product suite since 2021,
comprising mutual funds and
institutional fund accounts; Equity
Investment Analyst from 2017 to 2021;
Equity Research Analyst at Kornitzer
Capital Management from 2013 to 2017

Management of the Funds  103

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Macquarie Small Cap Growth (formerly SFT Delaware IvySM Small Cap Growth)	Joshua Brown Senior Portfolio Manager, DIFA	January 17, 2024	Senior Portfolio Manager of the small cap growth product suite since January 17, 2024, comprising institutional accounts, Delaware Ivy Small Cap Growth Fund, and Delaware Ivy VIP Small Cap Growth Fund
	Timothy J. Miller, CFA Senior Portfolio Manager, DIFA	October 1, 2016
Senior Portfolio Manager of the small
cap growth product suite since October
2016, comprising institutional accounts,
Delaware Ivy Small Cap Growth Fund,
and Delaware Ivy VIP Small Cap Growth
Fund; Portfolio Manager, Delaware Ivy
VIP Small Cap Growth Fund since April
2010

	Kenneth G. McQuade, CFA Senior Portfolio Manager, DIFA	October 1, 2016
Senior Portfolio Manager of the small
cap growth product suite since October
2016, comprising institutional accounts,
Delaware Ivy Small Cap Growth Fund,
and Delaware Ivy VIP Small Cap Growth
Fund; Portfolio Manager, Delaware Ivy
VIP Small Cap Growth Fund since March
2006

SFT Real Estate Securities	Jon Cheigh Chief Investment Officer, Executive Vice President and Portfolio Manager, Cohen & Steers	August 1, 2022
President since 2025, Chief Investment
Officer since 2019 and Head of the
Global Real Estate Investment Team
since 2012 at Cohen & Steers.
Previously, Executive Vice President,
Senior Vice President and Portfolio
Manager since 2007.

	Jason A. Yablon Executive Vice President and Portfolio Manager, Cohen & Steers	August 1, 2022	Executive Vice President and Head of the U.S. Real Estate Investment Team at Cohen & Steers since 2022, previously Senior Vice President and Portfolio Manager with Cohen & Steers since 2014
	Mathew Kirschner, CFA Senior Vice President and Portfolio Manager, Cohen & Steers	August 1, 2022	Senior Vice President and a Member of the US Real Estate Investment Team since 2019, previously Vice President with Cohen & Steers since 2010
	Ji Zhang, CFA Senior Vice President and Portfolio Manager, Cohen & Steers	January 1, 2024	Senior Vice President since 2023, previously Vice President and Portfolio Manager with Cohen & Steers.
SFT T. Rowe Price Value	Ryan S. Hedrick, CFA Vice President and Portfolio Manager, T. Rowe Price	January 1, 2023	Portfolio Manager since January 1, 2023, previously Associate Portfolio Manager and Equity Research Analyst with T. Rowe Price since 2013
104  Management of the Funds

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Wellington Core Equity	David A. Siegle, CFA Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017	Equity Portfolio Manager since 2023, Wellington Management; previously Equity Research Analyst since 2007, Wellington Management
	Douglas W. McLane, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017	Equity Portfolio Manager since 2018, Wellington Management; previously Equity Research Analyst since 2011, Wellington Management
Management of the Funds  105

Distribution Arrangements
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain separate accounts of Minnesota Life in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Securian Financial serves as the underwriter of the Trust’s shares.
The Trust has issued a separate series of its common stock for each Fund. Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that SFT Balanced Stabilization Fund, SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Equity Stabilization Fund, SFT Government Money Market Fund, and SFT T. Rowe Price Value Fund each offers shares in only one class. Different expenses apply to Class 1 and Class 2 shares.
Distribution Fees
The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its SFT Balanced Stabilization Fund, SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Equity Stabilization Fund, SFT Government Money Market Fund, and SFT T. Rowe Price Value Fund (Covered Funds). Each Covered Fund pays distribution fees equal to .25% per annum of the average daily net assets of the Fund. These fees are paid out of the Covered Fund’s assets on an on-going basis, which affects the Covered Fund’s share price, and, over time, increases the cost of an investment in the Covered Fund. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Covered Fund more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial, the Trust’s underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund’s shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.
Payments to Insurance Companies
Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Trust’s Funds, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Securian AM may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Trust’s Funds. These services may indirectly benefit the Trust and the fees paid by Securian AM are in addition to any fees that may be paid by the Trust for these or other types of services. Securian AM currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Funds held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for Class 1 and Class 2 shares of the SFT Real Estate Securities Fund, and .05% per annum for Class 1 and Class 2 shares of the SFT Core Bond, SFT Index 400 Mid-Cap and SFT Index 500 Funds, except for a payment equal to .10% per annum for Class 1 shares of the SFT Index 500 Fund held in connection with a designated policy. In the case of shares of the SFT Balanced Stabilization and SFT Equity Stabilization Funds held in connection with such policies and contracts, an Expense Limitation Agreement was in place during the period May 1, 2013 through April 30, 2021, during which payments ranged from .10% to .20% depending on the level of net assets attributable to such shares and the level of Management
106  Distribution Arrangements

Fee Waivers and other expense reimbursements made by Securian AM in connection with such Funds. For the period May 1, 2021 and forward, the payments for the SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund will equal .20% per annum. In the case of shares of SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (both Class 1 and Class 2 shares), held in connection with such policies and contracts, payments equal .20% per annum. The amount of any payments described in this paragraph is determined by Securian AM, and all such amounts are paid out of Securian AM’s available assets and not by the Trust. As a result, the total expense ratio of any Fund will not be affected by any such payments.
Distribution Arrangements  107

Shareholder Information
Determination of Net Asset Value
Net asset value (NAV) for one Fund share is equal to the Fund’s total investments less any liabilities divided by the number of Fund shares. To determine NAV, a Fund (other than SFT Government Money Market Fund) generally values its investments based on market quotations. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities. A Fund may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Fund typically does not calculate NAV. As a result, the NAV of such Fund shares may change on days when an investor will not be able to purchase or sell Fund shares. NAV is generally calculated as of the close of normal trading on the New York Stock Exchange (NYSE), typically 3:00 p.m. Central time. NAV is not calculated on: (a) days in which changes in a Fund’s investment portfolio do not materially change the Fund’s NAV, (b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.
If market quotations are not available for certain Fund investments, Securian AM, in its capacity as the Board designated Valuation Designee (as defined under Rule 2a-5 of the 1940 Act), performs fair value determinations pursuant to the requirements of Rule 2a-5 and in accordance with Board-approved valuation policies and procedures of the Trust. A Fund’s investments may also be valued at fair value if Securian AM determines, in its capacity as the Valuation Designee, that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Other circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or defaults; (ii) when events occur such as markets closing early or not opening, or security trading halts; or (iii) when pricing certain restricted or non-public securities. Despite best efforts, due to the subjective nature of fair value pricing there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received based on market quotations. Fair value pricing may in some cases reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, fair value pricing cannot eliminate the possibility of frequent trading (see “Excessive Trading” below).
Securities in SFT Government Money Market Fund’s investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument.
Buying Shares
Fund shares may be sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain of Minnesota Life’s separate accounts in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. In all cases, Fund shares are held in an omnibus account owned by the participating financial intermediary. Please refer to the appropriate separate account prospectus or plan documents for details. Securian Financial serves as the underwriter of the Trust’s shares.
Eligible investors may purchase Fund shares on any day the NYSE is open for business. The price for Fund shares is equal to the Fund’s NAV. The price for shares of the SFT Government Money Market Fund will normally be $1.00. However, there is no assurance that the SFT Government Money Market Fund will maintain the $1.00 NAV.
108  Shareholder Information

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Trust. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.
Selling Shares
Fund shares will be sold on any day the NYSE is open for business, at the NAV next calculated after a sale order is received by the Trust. The amount an investor receives may be more or less than the original purchase price for the applicable shares. The Trust does not impose a redemption fee in connection with such transactions. Redemptions, like purchases, may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for details. Typically, payments for redeemed shares generally occur within five to seven days of receipt of a proper notice of redemption. The Funds have historically met redemption requests out of Fund holdings of cash or cash equivalents or sales of portfolio securities.
Exchanging Shares
Owners of variable life insurance policies and variable annuity contracts (contract owners) who invest in the Trust may exchange shares. Shares of the Trust are currently only offered to insurance company separate accounts as underlying investments for variable life insurance policies and variable annuity contracts (variable products). For purposes of the Trust’s policy, exchanges are treated as a sale and a purchase. Such exchanges are subject to the terms and any specific limitations described in the accompanying variable product prospectus and, in the case of the Trust, to the additional trading limitations described below. Contract owners should reference their variable product prospectus, or contact their participating insurance company directly, for details concerning these transactions.
Excessive Trading
The Board of Trustees of the Trust has adopted the following as the Trust’s policies and procedures with respect to frequent purchases and redemptions of Trust shares by shareholders: The Trust and its Funds are not intended for market timing or excessive trading, nor will the Trust knowingly accommodate such trading activity. It is also the policy of the Trust to discourage frequent purchases and redemptions of Fund shares when the Trust becomes aware of such activity, and, in such circumstances, to take steps to attempt to minimize the effect of excessive trading activity in affected Fund. Frequent trading into and out of a Fund can disrupt the efficient management of the Fund and its investment strategies, dilute the value of Fund shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all shareholders, including long-term shareholders who do not generate these expenses. A Fund holding material amounts of thinly-traded securities may also be more susceptible to market timing risks. Fair value pricing of such securities may, in some cases, reduce the risk of frequent or excessive trading in a Fund, but it cannot eliminate the possibility of such trading.
The Trust and its agents reserve the right to reject, for any reason and without prior notice, any purchase request (including exchange purchases if permitted by the insurance company or qualified plan) by any investor or group of investors indefinitely if they believe that any combination of trading activity, including trading done in multiple accounts under common ownership or control, is attributable to market timing or is otherwise excessive or potentially disruptive to a Fund. In addition to refusing purchase and exchange orders, the Trust reserves the right to instruct its participating financial intermediaries to restrict the availability to their contract owners or plan participants of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, express mail or delivery services, internet services or any other electronic transfer service if, in the judgment of the Trust, a contract owner’s or plan participant’s trading has been or may be disruptive to a Fund. The Trust watches for and attempts to detect unusual trading activity by monitoring aggregate trades in Fund shares placed in the omnibus accounts. When such activity is detected, the Trust will contact participating life insurance
Shareholder Information  109

companies and qualified plans for the purpose of asking them to investigate the trading activities of their contract owners and participants, respectively, to discourage such contract owners or participants from engaging in further abusive trading, and, where appropriate, to impose restrictions on excessive trading as described above.
Although the Trust itself attempts to monitor aggregate trades in the omnibus accounts for unusual activity, the Trust relies primarily on financial intermediaries to take steps reasonably designed to detect and prevent excessive trading in the Trust. In accordance with regulations under the 1940 Act, the Trust has entered into a shareholder information agreement with each of its financial intermediaries. Pursuant to such agreements, financial intermediaries are required, among other things, to provide to the Trust, upon request, the Taxpayer Identification Numbers of contract owners or plan participants who trade Trust shares through an omnibus account with the intermediary, as well as the amounts and dates of such transactions. Financial intermediaries are also required to implement instructions from the Trust to restrict or prohibit further purchases or exchanges of Trust shares by a contract owner or plan participant who has been identified by the Trust as being in violation of the Trust’s policies prohibiting excessive trading.
The Trust will generally refuse purchase or exchange orders from a financial intermediary only in situations where such intermediary has failed to cooperate reasonably in detecting and preventing excessive trading. In addition, the Trust will generally ask a financial intermediary to impose the restrictions described above only if excessive trading by a contract owner or participant continues after the financial intermediary has requested that such trading activity cease. The Trust reserves the right to determine in any circumstance whether excessive trading has occurred, but it will not exercise discretion to do nothing in response to significant evidence of excessive trading activity. It is also the policy of the Trust to impose the restrictions, policies and procedures described above on a uniform basis, but there may sometimes be differences in application for the reasons described in the following paragraph.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Trust’s ability to monitor trades that are placed by individual contract owners and plan participants through the omnibus accounts of financial intermediaries is severely limited because the Trust does not have direct access to the underlying account information for such contract owners and plan participants. There may also be legal and technological limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their contract owners and plan participants. As a result, the Trust’s ability to monitor and discourage abusive trading practices in omnibus accounts owned by life insurance companies and qualified plans, or to do so on a uniform basis, may be limited. In such circumstances, the Trust and its long-term shareholders may suffer some or all of the adverse consequences of excessive trading described above.
Distributions
It is expected that the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as partnerships or disregarded entities are not required to distribute taxable income, and such Funds other than SFT Government Money Market Fund will not distribute taxable income. SFT Government Money Market Fund will make such distributions of taxable income as are necessary to maintain a one dollar ($1.00) net asset value per share. Each partner or owner of a disregarded entity, which would be Minnesota Life and Securian Life Insurance Company (Securian Life) through their respective separate accounts, is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.
110  Shareholder Information

Taxes
General. Each Fund is treated as a separate entity for federal income tax purposes. It is expected that the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as disregarded entities or partnerships for federal income tax purposes are not subject to income tax and any income, gains, deductions or losses of the Funds will pass through the Fund and be taken into account by their owners or partners, which would be Minnesota Life and/or Securian Life through their respective separate accounts.
A description of the tax treatment of each Fund as a RIC, partnership or disregarded entity is available in the Statement of Additional Information.
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 ½, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.
Special Fund Diversification Requirements. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Code and the Investment Company Act of 1940.
Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately. Those diversification requirements might also limit, to some degree, the Fund’s investment decisions in a way that could reduce its performance.
Mixed and Shared Funding
The Trust serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Trust is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Trust at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Trust at the same time or (iii) participating qualified plans to invest in shares of the Trust at the same time as one or more life insurance companies. Neither the Trust nor Minnesota Life currently foresees any disadvantage, but if the Trust determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Trust’s Board of Trustees will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Trust shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to
Shareholder Information  111

resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
112  Shareholder Information

Financial Highlights
The following tables describe the performance of each Fund for the fiscal periods indicated. “Total return” shows how much an investment in the Fund would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. The tables do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Funds. If such charges and expenses were included, the total return shown below for each Fund would be lower. These figures have been derived from the Trust’s financial statements, which have been audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report, along with the Trust’s financial statements, are included in the Trust’s annual report, which is available upon request.
SFT Balanced Stabilization Fund, SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Equity Stabilization Fund, SFT Government Money Market Fund, and SFT T. Rowe Price Value Fund each issue a single class of shares. SFT Core Bond Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT Real Estate Securities Fund and SFT Wellington Core Equity Fund each offer two classes of shares. With respect to each such Fund, both classes of shares are invested in the same portfolio of securities and have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. For Funds that offer two classes of shares, the Financial Highlights shown for Class 2 reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 of each such Fund are somewhat greater than the returns for Class 2.
Per share data for a share of capital stock and selected information for each period are as follows for each Fund:
SFT Balanced Stabilization Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
	$21.401	$18.534	$21.210	$18.697	$16.892
Income from investment operations:
Net investment income (a)	.241	.282	.136	.019	.082
Net realized and unrealized gain (loss) on investments	2.654	2.585	(2.812)	2.494	1.723
Total from investment operations	2.895	2.867	(2.676)	2.513	1.805
Net asset value, end of period	$24.296	$21.401	$18.534	$21.210	$18.697
Total return (b)	13.53%	15.47%	(12.62)%	13.46%	10.67%
Net assets, end of period (in thousands)	$618,140	$652,629	$625,412	$729,543	$678,188
Ratios to average net assets:
Expenses before waiver (c)	.87%	.87%	.86%	.85%	.86%
Expenses net of waiver (c)(d)	.87%	.87%	.86%	.84%	.80%
Net investment income	1.04%	1.43%	.71%	.10%	.48%
Portfolio turnover rate (excluding short-term securities)	0.6%	4.1%	12.0%	5.8%	0.0%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)
Ratio is net of fees waived by Securian AM.
Financial Highlights  113

SFT Core Bond Fund
Financial Highlights

			Class 1 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$2.505	$2.364	$2.747	$2.755	$2.571
Income from investment operations:
Net investment income (a)	.103	.098	.065	.056	.067
Net realized and unrealized gain (loss) on investments	(.078)	.043	(.448)	(.064)	.117
Total from investment operations	.025	.141	(.383)	(.008)	.184
Net asset value, end of period	$2.530	$2.505	$2.364	$2.747	$2.755
Total return (b)	0.99%	5.98%	(13.93)%	(.29)%	7.15%
Net assets, end of period (in thousands)	$10,469	$9,271	$7,303	$7,751	$5,530
Ratios to average net assets:
Expenses (c)	.53%	.51%	.50%	.49%	.48%
Net investment income	4.07%	4.09%	2.62%	2.03%	2.52%
Portfolio turnover rate (excluding short-term securities)	326.0%	209.9%	139.2%	67.3%	93.0%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
114  Financial Highlights

SFT Core Bond Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$2.413	$2.282	$2.659	$2.673	$2.501
Income from investment operations:
Net investment income (a)	.093	.089	.057	.047	.059
Net realized and unrealized gain (loss) on investments	(.075)	.042	(.434)	(.061)	.113
Total from investment operations	.018	.131	(.377)	(.014)	.172
Net asset value, end of period	$2.431	$2.413	$2.282	$2.659	$2.673
Total return (b)	0.73%	5.72%	(14.17)%	(.54)%	6.88%
Net assets, end of period (in thousands)	$414,376	$439,572	$431,655	$522,580	$491,483
Ratios to average net assets:
Expenses (c)	.78%	.76%	.75%	.74%	.73%
Net investment income	3.83%	3.83%	2.38%	1.78%	2.28%
Portfolio turnover rate (excluding short-term securities)	326.0%	209.9%	139.2%	67.3%	93.0%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights  115

SFT Equity Stabilization Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$13.984	$12.969	$14.363	$12.804	$13.527
Income from investment operations:
Net investment income (a)	.290	.268	.169	.154	.173
Net realized and unrealized gain (loss) on investments	1.092	.747	(1.563)	1.405	(.896)
Total from investment operations	1.382	1.015	(1.394)	1.559	(.723)
Net asset value, end of period	$15.366	$13.984	$12.969	$14.363	$12.804
Total return (b)	9.89%	7.82%	(9.71)%	12.18%	(5.35)%
Net assets, end of period (in thousands)	$279,607	$313,368	$328,345	$372,333	$355,582
Ratios to average net assets:
Expenses before waiver (c)	.90%	.90%	.88%	.87%	.88%
Expenses net of waiver (c)(d)	.90%	.90%	.88%	.85%	.80%
Net investment income	1.93%	2.01%	1.28%	1.13%	1.38%
Portfolio turnover rate (excluding short-term securities)	0.0%	0.6%	12.3%	3.4%	20.1%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)
Ratio is net of fees waived by Securian AM.
116  Financial Highlights

SFT Government Money Market Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	.045	.044	.011	.000	.002
Net realized and unrealized gain (loss) on investments	.000	.000	.000	.000	.000
Total from investment operations	.045	.044	.011	.000	.002
Less distributions:
Distributions from net investment income	(.045)	(.044)	(.011)	.000	(.002)
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	4.61%	4.47%	1.12%	0.00%	0.21%
Net assets, end of period (in thousands)	$225,600	$229,469	$222,482	$197,078	$196,877
Ratios to average net assets:
Expenses before waiver (c)	.67%	.64%	.64%	.66%	.68%
Expenses net of waiver (c)(d)	.67%	.64%	.48%	.04%	.29%
Net investment income	4.51%	4.38%	1.16%	0.00%	0.20%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)
Ratio is net of fees waived by Securian AM and Securian Financial.
Financial Highlights  117

SFT Index 400 Mid-Cap Fund
Financial Highlights

			Class 1 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.823	$6.745	$7.786	$6.264	$5.527
Income from investment operations:
Net investment income (a)	.107	.100	.084	.068	.065
Net realized and unrealized gain (loss) on investments	.955	.978	(1.125)	1.454	.672
Total from investment operations	1.620	1.078	(1.041)	1.522	.737
Net asset value, end of period	$8.885	$7.823	$6.745	$7.786	$6.264
Total return (b)	13.58%	15.99%	(13.38)%	24.30%	13.34%
Net assets, end of period (in thousands)	$44,206	$35,875	$28,379	$25,327	$15,838
Ratios to average net assets:
Expenses (c)	.31%	.31%	.30%	.28%	.31%
Net investment income	1.26%	1.40%	1.22%	.93%	1.27%
Portfolio turnover rate (excluding short-term securities)	16.0%	20.7%	15.0%	15.3%	14.4%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
118  Financial Highlights

SFT Index 400 Mid-Cap Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$7.535	$6.513	$7.538	$6.079	$5.377
Income from investment operations:
Net investment income (a)	.082	.079	.063	.050	.050
Net realized and unrealized gain (loss) on investments	.920	.943	(1.088)	1.409	.652
Total from investment operations	1.002	1.022	(1.025)	1.459	.702
Net asset value, end of period	$8.537	$7.535	$6.513	$7.538	$6.079
Total return (b)	13.30%	15.70%	(13.60)%	23.99%	13.06%
Net assets, end of period (in thousands)	$185,275	$183,879	$169,289	$207,828	$188,333
Ratios to average net assets:
Expenses (c)	.56%	.56%	.55%	.53%	.56%
Net investment income	1.00%	1.14%	.94%	.71%	1.02%
Portfolio turnover rate (excluding short-term securities)	16.0%	20.7%	15.0%	15.3%	14.4%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights  119

SFT Index 500 Fund
Financial Highlights

			Class 1 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.797	$16.502	$20.191	$15.732	$13.309
Income from investment operations:
Net investment income (a)	.308	.283	.251	.215	.217
Net realized and unrealized gain (loss) on investments	4.840	4.012	(3.940)	4.244	2.206
Total from investment operations	5.148	4.295	(3.689)	4.459	2.423
Net asset value, end of period	$25.945	$20.797	$16.502	$20.191	$15.732
Total return (b)	24.75%	26.03%	(18.27)%	28.35%	18.20%
Net assets, end of period (in thousands)	$558,748	$439,577	$322,375	$365,210	$272,088
Ratios to average net assets:
Expenses (c)	.18%	.19%	.19%	.19%	.20%
Net investment income	1.30%	1.52%	1.44%	1.19%	1.62%
Portfolio turnover rate (excluding short-term securities)	3.2%	2.5%	2.1%	2.3%	3.3%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
120  Financial Highlights

SFT Index 500 Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$20.034	$15.936	$19.547	$15.268	$12.949
Income from investment operations:
Net investment income (a)	.240	.227	.200	.164	.179
Net realized and unrealized gain (loss) on investments	4.656	3.871	(3.811)	4.115	2.140
Total from investment operations	4.896	4.098	(3.611)	4.279	2.319
Net asset value, end of period	$24.930	$20.034	$15.936	$19.547	$15.268
Total return (b)	24.44%	25.71%	(18.47)%	28.03%	17.91%
Net assets, end of period (in thousands)	$908,022	$791,371	$665,209	$862,746	$731,356
Ratios to average net assets:
Expenses (c)	.43%	.44%	.44%	.44%	.45%
Net investment income	1.05%	1.27%	1.18%	.94%	1.38%
Portfolio turnover rate (excluding short-term securities)	3.2%	2.5%	2.1%	2.3%	3.3%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights  121

SFT Macquarie Growth Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$37.387	$27.100	$37.202	$28.554	$21.848
Income from investment operations:
Net investment income (loss) (a)	(.133)	(.090)	(.082)	(.124)	(.038)
Net realized and unrealized gain (loss) on investments	9.088	10.377	(10.020)	8.772	6.744
Total from investment operations	8.955	10.287	(10.102)	8.648	6.706
Net asset value, end of period	$46.342	$37.387	$27.100	$37.202	$28.554
Total return (b)	23.95%	37.96%	(27.15)%	30.29%	30.69%
Net assets, end of period (in thousands)	$648,359	$593,256	$478,459	$705,437	$606,247
Ratios to average net assets:
Expenses (c)	.95%	.97%	.96%	.96%	.97%
Net investment income (loss)	(.31)%	(.28)%	(.27)%	(.38)%	(.16)%
Portfolio turnover rate (excluding short-term securities)	8.5%	9.1%	8.5%	14.4%	28.9%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
122  Financial Highlights

SFT Macquarie Small Cap Growth Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.062	$19.561	$26.750	$25.579	$18.772
Income from investment operations:
Net investment loss (a)	(.232)	(.168)	(.179)	(.233)	(.161)
Net realized and unrealized gain (loss) on investments	3.347	2.669	(7.010)	1.404	6.968
Total from investment operations	3.115	2.501	(7.189)	1.171	6.807
Net asset value, end of period	$25.177	$22.062	$19.561	$26.750	$25.579
Total return (b)	14.12%	12.79%	(26.87)%	4.58%	36.26%
Net assets, end of period (in thousands)	$159,094	$150,358	$141,138	$204,666	$211,834
Ratios to average net assets:
Expenses (c)	1.31%	1.32%	1.27%	1.23%	1.24%
Net investment loss	(.96)%	(.80)%	(.82)%	(.84)%	(.83)%
Portfolio turnover rate (excluding short-term securities)	77.4%	65.1%	61.8%	47.1%	53.6%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights  123

SFT Real Estate Securities Fund
Financial Highlights

			Class 1 Shares Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$6.605	$5.885	$7.964	$5.515	$5.661
Income from investment operations:
Net investment income (a)	.128	.132	.114	.061	.087
Net realized and unrealized gain (loss) on investments	.296	.588	(2.193)	2.388	(.233)
Total from investment operations	.424	.720	(2.079)	2.449	(.146)
Net asset value, end of period	$7.029	$6.605	$5.885	$7.964	$5.515
Total return (b)	6.42%	12.22%	(26.10)%	44.41%	(2.59)%
Net assets, end of period (in thousands)	$15,882	$14,785	$11,211	$13,201	$6,461
Ratios to average net assets:
Expenses (c)	.96%	.97%	.90%	.87%	.91%
Net investment income	1.87%	2.18%	1.71%	.91%	1.69%
Portfolio turnover rate (excluding short-term securities)	27.2%	33.4%	78.7%	59.7%	74.9%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
124  Financial Highlights

SFT Real Estate Securities Fund
Financial Highlights

			Class 2 Shares Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$6.361	$5.683	$7.709	$5.352	$5.508
Income from investment operations:
Net investment income (a)	.105	.110	.091	.055	.073
Net realized and unrealized gain (loss) on investments	.287	.568	(2.117)	2.302	(.229)
Total from investment operations	.392	.678	(2.026)	2.357	(.156)
Net asset value, end of period	$6.753	$6.361	$5.683	$7.709	$5.352
Total return (b)	6.15%	11.94%	(26.29)%	44.05%	(2.83)%
Net assets, end of period (in thousands)	$100,111	$109,166	$104,547	$160,607	$119,460
Ratios to average net assets:
Expenses (c)	1.21%	1.22%	1.15%	1.12%	1.16%
Net investment income	1.60%	1.88%	1.40%	.85%	1.46%
Portfolio turnover rate (excluding short-term securities)	27.2%	33.4%	78.7%	59.7%	74.9%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights  125

SFT T. Rowe Price Value Fund
Financial Highlights

			Class 2 Shares Year Ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$22.243	$19.905	$22.533	$17.411	$15.818
Income from investment operations:
Net investment income (a)	.213	.228	.180	.082	.147
Net realized and unrealized gain (loss) on investments	3.041	2.110	(2.808)	5.040	1.446
Total from investment operations	3.254	2.338	(2.628)	5.122	1.593
Net asset value, end of period	$25.497	$22.243	$19.905	$22.533	$17.411
Total return (b)	14.63%	11.75%	(11.67)%	29.43%	10.06%
Net assets, end of period (in thousands)	$195,310	$194,341	$185,109	$239,333	$206,350
Ratios to average net assets:
Expenses (c)	.99%	1.04%	1.07%	1.05%	1.06%
Net investment income	.86%	1.12%	.88%	.40%	1.01%
Portfolio turnover rate (excluding short-term securities)	56.1%	61.8%	186.4%	100.1%	113.2%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
126  Financial Highlights

SFT Wellington Core Equity Fund
Financial Highlights

			Class 1 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$27.068	$22.365	$27.698	$22.304	$18.861
Income from investment operations:
Net investment income (a)	.119	.155	.152	.105	.116
Net realized and unrealized gain (loss) on investments	6.739	4.548	(5.485)	5.289	3.327
Total from investment operations	6.858	4.703	(5.333)	5.394	3.443
Net asset value, end of period	$33.926	$27.068	$22.365	$27.698	$22.304
Total return (b)	25.34%	21.03%	(19.26)%	24.18%	18.25%
Net assets, end of period (in thousands)	$7,500	$5,539	$3,843	$3,020	$1,729
Ratios to average net assets:
Expenses (c)	.78%	.85%	.87%	.84%	.86%
Net investment income	.38%	.63%	.65%	.42%	.61%
Portfolio turnover rate (excluding short-term securities)	32.2%	23.1%	14.0%	14.4%	23.0%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights  127

SFT Wellington Core Equity Fund
Financial Highlights

			Class 2 Shares Year ended December 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.421	$21.885	$27.173	$21.936	$18.596
Income from investment operations:
Net investment income (a)	.040	.094	.088	.042	.068
Net realized and unrealized gain (loss) on investments	6.572	4.442	(5.376)	5.195	3.272
Total from investment operations	6.612	4.536	(5.288)	5.237	3.340
Net asset value, end of period	$33.033	$26.421	$21.885	$27.173	$21.936
Total return (b)	25.02%	20.73%	(19.46)%	23.87%	17.96%
Net assets, end of period (in thousands)	$124,169	$113,517	$104,921	$141,740	$128,567
Ratios to average net assets:
Expenses (c)	1.03%	1.10%	1.12%	1.08%	1.11%
Net investment income	.13%	.40%	.38%	.17%	.37%
Portfolio turnover rate (excluding short-term securities)	32.2%	23.1%	14.0%	14.4%	23.0%
(a)
Based on average shares outstanding during the year.
(b)
Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares.
(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
128  Financial Highlights

Service Providers
Investment Adviser
Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
(800) 665-6005
Investment Sub-Advisers
SFT Core Bond Fund
Metropolitan West Asset Management, LLC
515 South Flower Street
Los Angeles, CA 90071
(213) 244-0000
SFT Macquarie Growth Fund and SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware IvySM Growth Fund and SFT Delaware IvySM Small Cap Growth Fund)
Delaware Investments Fund Advisers
100 Independence
610 Market Street
Philadelphia, PA 19106-2354
(800) 523-1918
SFT Real Estate Securities Fund
Cohen & Steers Capital Management, Inc.
1166 Avenue of Americans, 30th Floor
New York, NY 10036
(800) 330-7348
SFT T. Rowe Price Value Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
(800) 638-7890
SFT Wellington Core Equity Fund
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
(617) 951-5000
Administrative Services Agent
Securian Financial Group, Inc.
(800) 820-4205
Underwriter
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101-2098
(800) 820-4205
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Independent Registered Public Accounting Firm
KPMG LLP
General Counsel
Stradley Ronon Stevens & Young, LLP
Service Providers  129

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130

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  131

Additional Information About the Trust
The Trust’s annual and semiannual reports include information about securities holdings and other financial information for each Fund. In the Trust’s annual report you will also find a discussion of recent market conditions, economic trends and investment strategies that affected the Funds during the latest fiscal year.
A Statement of Additional Information (SAI) provides further information about the Trust and the Funds. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).
How to Obtain Additional Information. The SAI and the Trust’s annual and semiannual reports are available without charge at SecurianFunds.com/prospectus or upon request. You may obtain additional information or make any inquiries:
By Telephone – Call 1-800-643-5728
By Mail – Write to Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101-2098
Information about the Trust (including the SAI and annual and semiannual reports) is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act No. 811-04279

©2012, 2018, 2019 Minnesota Life Insurance Company. All rights reserved.
132  Additional Information About the Trust

STATEMENT OF ADDITIONAL INFORMATION
SECURIAN FUNDS TRUST
•  SFT Balanced Stabilization Fund
•  SFT Core Bond Fund — Class 1 and Class 2
•  SFT Equity Stabilization Fund
•  SFT Government Money Market Fund
•  SFT Index 400 Mid-Cap Fund — Class 1 and Class 2
•  SFT Index 500 Fund — Class 1 and Class 2
•  SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)
•  SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)
•  SFT Real Estate Securities Fund — Class 1 and Class 2
•  SFT T. Rowe Price Value Fund
•  SFT Wellington Core Equity Fund — Class 1 and Class 2
May 1, 2025
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated May 1, 2025, and should be read in conjunction therewith.
The audited Annual Report, dated December 31, 2024, and the unaudited Semiannual Report, dated June 30, 2024, of Securian Funds Trust, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference.
A copy of the Prospectus, Annual Report and Semiannual Report may be obtained by telephone from Minnesota Life Insurance Company (“Minnesota Life”) and Securian Life Insurance Company (“Securian Life”) at (800) 643-5728 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also available at SecurianFunds.com/prospectus.

General Information and History
Securian Funds Trust (the “Trust”) is a Delaware statutory trust, each of whose Funds operates as a no-load, diversified, open-end management investment company, except that the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund) operates as a non-diversified, open-end management investment company. The Trust was organized on July 8, 2011. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (the “Series Fund”), as filed with the Securities and Exchange Commission (the “SEC”), pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by both the Board of Directors of the Series Fund and the Board of Trustees of the Trust (the “Board”) on July 28, 2011, and approved by a majority of the shareholders of each Portfolio of the Series Fund on October 21, 2011. Pursuant to the Plan of Reorganization, each Portfolio of the Series Fund was reorganized into a separate Fund of the Trust effective as of May 1, 2012. The successor Funds of the Trust have the same investment adviser, investment objectives, principal investment strategies and risks as the corresponding predecessor Portfolios of the Series Fund. Expenses of each successor Fund did not increase as a result of the Reorganization.
Subsequent to the reorganization, the SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund commenced operations on May 1, 2013 and November 18, 2015, respectively.
Also subsequent to the reorganization, the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund (the “New Funds”) commenced business on May 1, 2014. Each of the New Funds is a “Replacement Portfolio” for two or more “Existing Portfolios.” The Existing Portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (“Contracts”) issued by Minnesota Life Insurance Company (“Minnesota Life”) and its affiliate, Securian Life Insurance Company (“Securian Life”). On May 1, 2014, assets attributable to Existing Portfolios held under the Contracts were moved to Replacement Portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the SEC on April 24, 2014 (the “SEC Order”). [Rel. No. IC-31028; 812-14203]
For the substitutions involving the SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth), SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth), SFT T. Rowe Price Value and SFT Wellington Core Equity Funds the Existing Portfolios transferred portfolio securities to the Replacement Portfolios (rather than or in addition to cash), and such securities were used to purchase shares in the Replacement Portfolios (i.e., SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth), SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth), SFT T. Rowe Price Value and SFT Wellington Core Equity Funds).
Absent exemptive relief provided in the SEC Order, such “in kind” transactions would be prohibited by Section 17(a) of the Investment Company Act of 1940 (the “1940 Act”). As a condition to receiving the SEC Order, the Section 17 Applicants (Securian Funds Trust, Minnesota Life, Securian Life and the Separate Accounts as defined in the SEC Order Application dated August 22, 2013, as amended on March 27, 2014 [812-14203]) have represented that any in-kind transactions will take place only if such transactions are consistent with the investment policies of both the applicable Existing and Replacement Portfolios and in compliance with the conditions of Rule 17a-7 under the 1940 Act, excluding the cash consideration requirement.
At a Board of Trustees meeting held January 30, 2014, the Trust’s then current Rule 17a-7 Procedures were modified to authorize the “in kind” transactions described above without the receipt of cash consideration. At the same meeting the Board approved a resolution to the effect that the transactions described above (and in the SEC Exemptive Order Application) were consistent with the policies of the Trust.

On November 29, 2018, a special meeting of shareholders was held to consider the reorganization of the SFT Mortgage Securities Fund into the SFT Core Bond Fund. At the meeting, shareholders of the SFT Mortgage Securities Fund approved an Agreement and Plan of Reorganization, pursuant to which all of the assets of the SFT Mortgage Securities Fund were transferred to the SFT Core Bond Fund in exchange for shares of the SFT Core Bond Fund, and in complete liquidation of the SFT Mortgage Securities Fund. The reorganization closed on November 30, 2018.
On May 1, 2021, SFT Dynamic Managed Volatility Fund changed its name to SFT Balanced Stabilization Fund, and SFT Managed Volatility Equity Fund changed its name to SFT Equity Stabilization Fund.
On August 1, 2021, SFT Ivysm Growth Fund changed its name to SFT Delaware Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund changed its name to SFT Delaware Ivysm Small Cap Growth Fund.
On October 31, 2024, SFT Delaware Ivysm Growth Fund changed its name to SFT Macquarie Growth Fund, SFT Delaware Ivysm Small Cap Growth Fund changed its name to SFT Macquarie Small Cap Growth, effective as of December 31, 2024.
The Trust is a series trust, which means that it has several different Funds. The Funds in the Trust are as follows:
•  SFT Balanced Stabilization Fund
•  SFT Core Bond Fund
•  SFT Equity Stabilization Fund
•  SFT Government Money Market Fund
•  SFT Index 400 Mid-Cap Fund
•  SFT Index 500 Fund
•  SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)
•  SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)
•  SFT Real Estate Securities Fund
•  SFT T. Rowe Price Value Fund
•  SFT Wellington Core Equity Fund
Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that the SFT Balanced Stabilization Fund, SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Equity Stabilization Fund, SFT Government Money Market Fund and SFT T. Rowe Price Value Fund each offers shares in only one class. Class 2 shares and the SFT Balanced Stabilization Fund, SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Equity Stabilization Fund, SFT Government Money Market Fund and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Class 1 shares are NOT subject to a 12b-1 distribution fee.
The investment adviser of the Trust is Securian Asset Management, Inc. (“Securian AM” or the “Adviser”). Prior to May 1, 2018, Securian AM was known as Advantus Capital Management, Inc. Securian AM has entered into separate investment sub-advisory agreements with: Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) pursuant to which Cohen & Steers serves as investment sub-adviser to the Trust’s SFT Real Estate Securities Fund; Delaware Investments Fund Advisers (“DIFA”) pursuant to which DIFA serves as investment sub-adviser to the Trust’s SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth

Fund) and SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund); Metropolitan West Asset Management, LLC (“MetWest”) pursuant to which MetWest serves as investment sub-adviser to the Trust’s SFT Core Bond Fund; T. Rowe Price Associates, Inc. (“T. Rowe Price”) pursuant to which T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund; and Wellington Management Company LLP (“Wellington Management”) pursuant to which Wellington Management serves as an investment sub-adviser to the Trust’s SFT Wellington Core Equity Fund.
Currently, the shares of the Trust are sold only to Minnesota Life, a Minnesota corporation, and to separate accounts of Securian Life, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of Minnesota. The separate accounts, which will be the owners of the shares of the Trust, will invest in the shares of each Fund in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (the “Contracts”). Shares of the Trust may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota Life and its subsidiary, Securian Life, through their separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Fund of the Trust as of December 31, 2024. As a result, Minnesota Life is a controlling person of the Trust and through its ownership of shares of the Trust, may elect all the trustees of the Trust and approve other Trust actions. Minnesota Life’s address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.
Investment Objectives and Policies
The investment objectives and principal investment policies of each of the Funds are set forth in the text of the Trust’s Prospectus under “Detailed Fund Information.” This section contains detailed descriptions of the investment policies of the Funds as identified in the Trust’s Prospectus.
As permitted by Rule 2a-7 under the 1940 Act, the SFT Goverment Money Market Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Rule 2a-7 imposes requirements as to the diversification of the Fund, quality of portfolio securities, maturity of the Fund and of individual securities, and liquidity of the Fund. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations with respect to the SFT Government Money Market Fund.
Fund Names and Investment Policies
The SFT Core Bond, SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth), SFT Equity Stabilization, SFT Index 500, SFT Index 400 Mid-Cap, SFT Real Estate Securities and SFT Wellington Core Equity Funds of the Trust have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the 1940 Act, each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The names of these Funds may be changed at any time by a vote of the Board. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

Debt and Money Market Securities — Non-Money Market Funds
Each Fund (other than the SFT Government Money Market Fund) may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:
•  Corporate obligations which at the time of purchase are rated within the four highest grades (Baa3 or BBB- or higher) assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, the SFT Core Bond Fund may invest up to 20% of its net assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively. The SFT T. Rowe Price Value Fund may also invest up to 10% of its total assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively (convertible securities are not included within this limit). See “Low Rated and Unrated Debt Securities” below. For a description of the ratings used by Moody’s and S&P, see Appendix B (“Bond and Commercial Paper Ratings”) below.
•  Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
•  Debt obligations of banks.
The SFT Core Bond Fund, SFT Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody’s, (Baa3 or BBB- or higher) or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. The SFT Real Estate Securities Fund may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See “Foreign Securities” below.
The SFT T. Rowe Price Value Fund may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the SEC to be securities in the same industry. The SFT Equity Stabilization Fund may purchase short-term debt securities and money market instruments consistent with its principal investment strategy. In addition, the SFT Equity Stabilization Fund may purchase other, longer-term corporate obligations or obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities as a non-principal investment strategy.

In addition to the instruments described above, which will generally be long-term, but may be purchased by the Funds within one year of the date of a security’s maturity, the Funds may also purchase other high quality securities including:
•  Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.
•  Obligations of the International Bank for Reconstruction and Development.
•  Commercial paper issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody’s or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.
The Funds may also invest in securities which are unrated if the Fund’s investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of “split-rated” securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody’s), it is the Fund’s general policy to classify such securities at the higher rating level where, in the judgment of the Fund’s investment adviser or sub-adviser, such classification reasonably reflects the security’s quality and risk.
The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund’s net asset value.
The Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds’ general policy to dispose of such down-graded securities except when, in the judgment of the Funds’ investment adviser or sub-adviser, it is to the Funds’ advantage to continue to hold such securities. In no event, however, will any Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, the SEC adopted requirements for credit rating agencies to enhance governance, protect against conflicts of interest, and increase transparency to improve the quality of credit ratings and increase credit rating agency accountability, however it is uncertain how such requirements or additional regulation might impact the ratings agency business and the investment manager’s investment process.
Adjustable Rate Securities (“ARS”)
The SFT T. Rowe Price Value Fund each may invest in adjustable rate securities. These are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Funds by investing in ARS. The degree of volatility in the market value of the securities held by the Funds and of the net asset value of the Funds’ shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively.
During periods when short-term interest rates move within the caps and floors of an ARS, the fluctuation in market value of the ARS is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of an ARS may fluctuate more substantially because its the cap and floor may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the security. In this case, the market value of the ARS may be substantially reduced.
Bank Obligations
Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate certificates of deposit (“CDs”), letters of credit, time deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.
The SFT T. Rowe Price Value Fund each may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Funds may invest in dollar-denominated certificates of deposit and bankers’ acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.
Exchange-Traded Notes (“ETNs”)
ETNs are also generally unsecured bank obligations. More specifically, ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.
Floating Interest Rate Investments
The SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each invest in floating interest rate investments. A floating interest rate investment is a debt security, the rate of interest on which is usually established as the sum of a base lending rate plus a specified margin. The base lending rates generally are Secured Overnight Financing Rate (SOFR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities, and the rate is published daily. Certain floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. Investments with longer interest rate reset periods or fixed interest rates may fluctuate more in price as a result of changes in interest rates. Some floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances.
Low Rated and Unrated Debt Securities
The SFT Balanced Stabilization Fund and the SFT Core Bond Fund may each invest up to 20% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated below “investment grade” (i.e. below BBB- or Baa3 by S&P or Moody’s, respectively), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The SFT T. Rowe Price Value Fund may invest up to 10% of its total assets in corporate bonds and mortgage-related securities, which, at the time of acquisition, are rated below investment grade. The 10% limit for the SFT T. Rowe Price Value Fund does not include convertible securities. Each of these Funds may also hold an additional 5% of its net assets in securities rated below “investment grade” (i.e. below Baa3 or BBB-) where such securities were investment grade at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see “Debt and Money Market Securities — Non-Money Market Funds” above). Debt securities rated below the four highest categories (below Baa3 by Moody’s or BBB- by S&P) are not considered investment grade obligations and are commonly called “junk bonds.” These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.
The Funds may also invest in unrated debt securities, which are debt securities not yet rated by an independent rating organization. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by Securian AM to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.
Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds’ shares.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.
Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.
Municipal Securities
The SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each invest in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity.
Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.
The value of municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

Convertible Securities and Preferred Stock
Certain Funds may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The SFT Real Estate Securities Fund will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least B or B2 by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. The SFT Balanced Stabilization Fund, SFT Core Bond Fund and SFT Equity Stabilization Fund will each limit its purchase of convertible securities, and preferred stocks in the case of the SFT Core Bond Fund, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. As an operating policy, none of these Funds will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Fund would have more than 10% of its total assets invested in such securities. See “Low Rated and Unrated Debt Securities,” above.
Money Market Securities — SFT Government Money Market Fund
Subject to the limitations under Rule 2a-7 (the “Rule”) of the 1940 Act (as described in “Investment Restrictions - Additional Restrictions” below), the SFT Government Money Market Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
•  the U.S. government; or
•  a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds. For purposes of the Fund’s policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully, the Fund includes investments in other government money market funds.
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality. The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase (with certain exceptions permitted by applicable regulation). The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
The Fund’s investments are subject to applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds.

By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of the current income, and/or achieve its investment objective, including maintaining a stable net asset value of $1.00 per share. For more information, see “Net Asset Value.”
U.S. Government Obligations
Each of the Funds may invest in obligations of the U.S. government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association (“GNMA”), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association (“FNMA”).
The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. As such, the value of such securities will fluctuate. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
U.S. Treasury Inflation-Protection Securities
One type of U.S. government obligation is U.S. Treasury inflation-protection securities. The SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.
The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

Obligations of Non-Domestic Banks
The Funds may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.
Variable Amount Master Demand Notes
The SFT T. Rowe Price Value Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower’s consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund’s investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.
Mortgage-Related Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund may each invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the GNMA, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund’s yield or the price of its shares.
Each Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other U.S. government owned or sponsored corporations or (b) rated A or better by S&P or Moody’s, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The Funds may invest in mortgage-related securities rated BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by each Fund’s investment adviser or sub-adviser, as the case may be, when deemed by the Fund’s investment adviser or sub-adviser to be consistent with the Fund’s respective objective. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, it will be investing in securities which have speculative elements. (Each of these Funds may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. See “Low Rated and Unrated Debt Securities” and “Convertible Securities,” above, for more information.) For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody’s and S&P, see Appendix A and B (“Mortgage-Related Securities” and “Bond and Commercial Paper Ratings”) below.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
U.S. Government Mortgage-Related Securities
A governmental guarantor (i.e., backed by the full faith and credit of the U.S. government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. government.
Although the U.S. government has provided support for U.S. government mortgage-related securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Funds.
Non-Governmental Mortgage-Related Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund each may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Collateralized Mortgage Obligations
The SFT Balanced Stabilization Fund, SFT Core Bond Fund and SFT Equity Stabilization Fund may each invest in collateralized mortgage obligations (“CMOs”), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a “tranche,” is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. government agencies or whole loans. CMOs backed by U.S. government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.
In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.
The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund’s purchase of CMOs generally. CMOs are typically traded over the counter (“OTC”) rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.
The SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each also purchase CMOs known as “accrual” or “Z” bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the SFT Core Bond Fund will not purchase a Z bond if the respective Fund’s aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund’s total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
The SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the SFT Core Bond Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Fund’s net assets.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Structured Investments
The SFT Balanced Stabilization Fund, SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each invest in structured investments where the underlying instruments in such structured investments are mortgage-related securities, asset-backed securities or other debt securities in which the Funds may otherwise invest.
Structured investments are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
The SFT Balanced Stabilization Fund, SFT Core Bond Fund and SFT T. Rowe Price Value Fund are each permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying instruments, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing activities.
Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions to institutional investors such as the Funds, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Funds to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Stripped Mortgage-Backed Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities (“IOs”) receive the interest portion of the cash flow while principal only securities (“POs”) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Funds will limit its investments in IOs and POs to 15% of the Fund’s net assets.
Asset-Backed and Stripped Asset-Backed Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, and SFT T. Rowe Price Value Fund may each invest in asset-backed securities rated within the four highest grades assigned by Moody’s or S&P (Baa3 or BBB- or higher), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a “revolving period” during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
The SFT Balanced Stabilization Fund, SFT Core Bond Fund and SFT T. Rowe Price Value Fund may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See “Stripped Mortgage-Backed Securities,” above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See “Stripped Mortgage-Backed Securities,” above. As an operating policy, each of these Funds will limit its investments in IOs and POs to 15% of the Fund’s net assets.
Certain asset backed securities are issued as the debt of a “bankruptcy remote” special purpose entity organized by sponsors solely for the purpose of owning such assets and issuing such debt. Although these issuers are currently viewed as bankruptcy remote, they are subject to the risk of changes in case law or other laws governing the formation of these entities. If these laws change, there is a risk these assets could be deemed to be available to creditors upon the bankruptcy of a sponsor.
Direct Investments in Mortgages — Whole Loans
The SFT Core Bond Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund’s investment adviser or sub-adviser. A Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.
Zero Coupon Securities
The Funds may invest in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value.
Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity.
Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security’s yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.
Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.
When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Fund. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions.
Pay-in-Kind and Delayed Interest Securities
The SFT Core Bond Fund and SFT T. Rowe Price Value Fund may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in pay-in-kind and delayed interest securities will result in special tax consequences.
Derivative Instruments
Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, interest rates, currencies, commodities or related indices. Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the Fund’s portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict relevant market movements.
The Funds may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Funds’ use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the Board or the Fund’s investment manager.
FUTURE DEVELOPMENTS IN DERIVATIVES. A Fund may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Fund’s investment goals and are legally permissible for the Fund.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact a Fund’s ability to invest in certain derivatives successfully use derivative instruments.

Futures Contracts and Options on Futures Contracts
GENERALLY. The Funds may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts, exchange traded fund (“ETF”) futures contracts, foreign currency futures contracts and currency index futures, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.
In addition, futures contract strategies can be used to manage the average duration of a Fund’s fixed-income portfolio. If Securian AM or a sub-adviser wishes to shorten the average duration of a Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Securian AM or a sub-adviser wishes to lengthen the average duration of a Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
A Fund may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under “Regulatory Matters” below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.
Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund’s current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund’s securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund’s securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or closed out before the settlement date so that the parties do not have to make or take delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.
The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as “marking to the market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
U.S. futures contracts may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission (“CFTC”) for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.
Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.
VOLATILITY INDEX (“VIX”) FUTURES CONTRACTS. In seeking to manage portfolio risk and volatility, the SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund may invest in long or short Chicago Board Options Exchange S&P 500® Volatility Index futures contracts (also known as volatility futures). The VIX is a measure of the expected or implied volatility (i.e., movement up or down) of the S&P 500® over the next thirty days. The Fund may attempt to manage its exposure to volatility in the S&P 500® through the use of VIX futures contracts. However, the implied volatility of the S&P 500® as measured by VIX may not track the realized volatility of the S&P 500®. Additionally, the realized volatility of the equity holdings in the Fund may not track the realized volatility of the S&P 500®. These tracking differences may cause the hedge to be less effective than desired. In addition, the term structure of volatility futures (i.e., the term of the contract) influences the cost of holding hedge positions over time. As the cost of long-term contracts increases versus the cost of short-term contracts, the cost of maintaining a long position in volatility futures becomes more expensive.
OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.
RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:
•  the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund’s investment adviser or sub-adviser anticipates;
•  an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;
•  the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;
•  leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument; and
•  the risk that the counterparty to an instrument will fail to perform its obligations.
REGULATORY MATTERS. As an open-end investment company registered with the SEC, the Trust and its Funds are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions.
The investment adviser, on behalf of each of the Funds that invests in futures contracts, options on future contracts, and swaps, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. On February 9, 2012, the Commodities Futures Trading Commission adopted final rules that require registered investment companies claiming exclusion from the term “commodity pool operator” under CFTC Rule 4.5 to use commodity futures, commodity options contracts or swaps solely for bona fide hedging purposes within the meaning and intent of Rules 1.3(z)(1) and 151.5, unless, with respect to such positions that do not come within the meaning and intent of Rules 1.3(z)(1) and 151.5, the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the registered investment company’s portfolio, as determined at the time the most recent position was established, or the aggregate net notional value of commodity futures, commodity option contracts, or swap positions does not exceed 100 percent of the liquidation value of the pool’s portfolio, determined at the time the most recent position was established, with Rule 4.5 specifying the method of calculation. If an investment adviser to a registered investment company can represent that the registered investment company’s operations comply with the stated requirements of CFTC Rule 4.5, the investment adviser may rely upon a notice of exclusion from the definition of “commodity pool operator,” though such notice must be affirmed annually. If an investment adviser to a registered investment company cannot rely on a notice of exclusion, because it cannot meet the requirements for exclusion, the investment adviser will have to register with the CFTC and undertake the reporting obligations and pay the expenses incurred in connection therewith. In each case, the Funds and the investment adviser will comply with Rule 4.5.
The above limitation on the Funds’ investments in futures contracts, commodity options and swaps, and the Trust’s policies regarding futures contracts, options and swaps discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options, and swaps contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%, or the aggregate net notional value of such commodity futures, commodity options contracts, or swaps positions will not exceed 100 percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into, in either case determined at the time the most recent position was established.
For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.
Options
Each Fund (other than the SFT Government Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund other than the SFT T. Rowe Price Value Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. The SFT T. Rowe Price Value Fund will limit the total market value of securities against which it may write call or put options to 25% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.
A put option gives the purchaser the right to sell a security, currency or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security, currency or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that the Funds may purchase or write may be traded on a national securities exchange and in the OTC market.

Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.
By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.
The Funds may buy both put and call exchange traded options, as well as both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.
OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.
There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.
The Trust understands that the staff of the SEC has taken the position that purchased OTC options are considered illiquid securities and that the assets segregated to cover a Fund’s obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Trust will treat OTC options and “covering” assets as illiquid and subject to each Fund’s limitation on illiquid securities.
OPTIONS ON SECURITIES. An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered.” A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is “covered” if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer’s obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.
Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.
Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.
In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and OTC through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, OTC options may not.
OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.
A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund’s adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock option index may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor’s 100® Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.
RISKS OF OPTIONS. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.
Swap Agreements
Each Fund (other than the SFT Government Money Market Fund) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield because these agreements may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by Securian AM or the sub-adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund’s securities.
Securian AM and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions
Options on Swap Agreements (“swaptions”). Generally, the Funds may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions. The Funds may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates. A swaption is an OTC option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.
Credit Default Swaps. Each Fund (other than the SFT Balanced Stabilization Fund and SFT Government Money Market Fund) may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller (which are not contractually required to cash settle), the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit the extent of potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. In the alternative, with respect to credit default swaps subject to a contractual requirement to “cash settle,” the Fund is permitted to segregate liquid assets in an amount equal only to the Fund’s daily mark-to-market (net) obligations, if any, rather than the full notional value of such swaps.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The Dodd-Frank Act and it implementing rules require: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements on swap transactions; (4) regulation and monitoring of swap transactions through position limits and large trader reporting requirements; and (5) record keeping and centralized and public reporting requirements, on an anonymous basis. In recent years, the swap market has grown substantially and as a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange payments based on the changes in an interest rate or rates. Typically, one interest rate is fixed while the other interest rate changes with changes in a designated interest rate benchmark (for example, the prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.
By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.
Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.
Options on swap agreements. Generally, the Fund may purchase options on credit default swaps and options on interest rate swaps, commonly known as swaptions. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund. An option generally is an OTC option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay the floating-rate cash flows). In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change. When the Fund purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaptions, the value of the underlying interest rate swap and therefore the value of the swaptions will change.
There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the options on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.
For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Fund may enter into.
Risks of swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.
The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
The enactment in Dodd-Frank Act resulted in comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse, which is intended to reduce the risk of default by the counterparty. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time.
Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Combined Transactions. The Funds may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, forward transactions and options as part of a single or combined strategy (a “Combined Transaction”) when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.
Although Combined Transactions are normally entered into based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Foreign Securities
The SFT Core Bond Fund may invest up to 25% of its total assets in foreign securities. In addition, the SFT Balanced Stabilization Fund may invest up to 10% of its net assets, and the SFT Real Estate Securities Fund may invest up to 20% of its net assets, in U.S. dollar denominated securities of foreign governments and foreign companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund’s net assets). The SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), and SFT T. Rowe Price Value Fund may each invest up to 25% of their total assets in foreign securities. The SFT Wellington Core Equity Fund may invest in foreign issuers consistent with the Fund’s investment objective.

The SFT Index 400 Mid-Cap and SFT Index 500 Funds may invest in securities of foreign issuers to the extent such securities are included in the S&P 400® Mid-Cap Index and S&P 500® Index, respectively. The SFT Index 400 Mid-Cap and SFT Index 500 Funds may also invest in securities of non-U.S. domiciled issuers that trade in U.S. dollars on U.S. exchanges to the extent such securities are included in the S&P 400® Mid-Cap Index and S&P 500® Index, respectively.
The SFT Equity Stabilization Fund may invest in certain ETFs that invest in foreign securities. On average, the Fund will aim to invest approximately 30% of its assets in ETFs that directly invest in foreign securities.
Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
An American Depositary Receipt (“ADR”) is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.
In addition, the SFT Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets.
EMERGING/DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.
In addition, many of the countries in which the SFT Core Bond Fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.
FOREIGN BONDS. The SFT Core Bond Fund’s investments in debt instruments include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.
CURRENCY. If the SFT Core Bond Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the Fund’s income and distributions to shareholders. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the Fund’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.
The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.
The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
Foreign Currency Transactions
For the purpose of hedging, efficient portfolio management, and/or enhancement of returns, the Funds may, from time to time, enter into currency forward contracts, including currency forwards and cross currency forwards, in addition to the use of other derivative instruments described herein (each of which may result in net short currency exposure). For hedging purposes, such transactions may be effected on non-U.S. dollar denominated instruments owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Funds are not limited in their use of forward contracts in connection with direct hedging.
Forward foreign currency contracts and cross currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific currency for another at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward contract is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. The Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. A Fund may enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract.
For example, the Fund may enter into a forward contract when it owns a security that is denominated in a foreign currency and desires to “lock in” the U.S. dollar value of the security. Thus, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Similarly, when the Fund is about to purchase a security that is denominated in a foreign currency and the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Fund may also purchase and sell forward contracts to generate income or to help gain exposure to a particular currency when the manager anticipates that the foreign currency will appreciate or depreciate in value.
In addition, when the Fund’s manager believes that a foreign currency may experience a substantial movement against another foreign currency the Fund may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency (this investment practice generally is referred to as “cross-hedging”); b) necessary to derive a level of additional income or return that the Fund’s manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Funds may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be linked closely to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated.
Risks. The successful use of these transactions will usually depend on the manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction does not perform as promised, including because of the exchange or counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Although the CFTC does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Loans of Fund Securities
For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in the Trust’s prospectus that a Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received from the borrower will consist of cash, letters of credit or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Cash collateral will be invested in securities consistent with the Fund’s investment objectives, policies and restrictions and with other securities lending guidelines established by the Board. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund’s custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days’ notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund’s investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund’s investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund’s investment adviser or sub-adviser throughout the term of each loan. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.
Restricted Securities
“Restricted securities” are securities which were originally sold in private placement transactions and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Restricted securities include securities that may qualify for resale only to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Restricted securities may be resold only subject to statutory restrictions. Because of these restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund also may be required to bear the expenses of registration of such restricted securities.
At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund’s illiquidity. Each Fund may invest in restricted securities without limitation, provided however, to the extent certain restricted securities are considered “illiquid investments” pursuant to Rule 22e-4 under the 1940 Act, the Funds are subject to a 15% limit on illiquid investments (5% limit on illiquid securities for the SFT Government Money Market Fund). This limit on illiquid investments is described further below in the section entitled “Illiquid Investments”.
Illiquid Investments
For each Fund other than the SFT Government Money Market Fund, the Funds are subject to a 15% limit on illiquid investments in accordance with Rule 22e-4 under the 1940 Act. An illiquid investment is defined in Rule 22e-4 under the 1940 Act as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable rate demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter derivative instruments, and securities and other financial instruments that, using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations, are determined to be illiquid.
For the SFT Government Money Market Fund, Rule 2a-7 under the 1940 Act provides that a money market fund may not acquire any “illiquid security” if, immediately after the acquisition, the money market fund would have invested more than 5% of its total assets in illiquid securities. Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund.

When-Issued Securities and Forward Commitments
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT Real Estate Securities Fund, and SFT T. Rowe Price Value Fund may each purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.
The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund’s investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund’s investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund’s investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s net asset value.
When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves (see the more detailed description of the regulatory requirements for segregating assets in connection with such forward commitments that appears above under “Futures Contracts and Options on Futures Contracts — Regulatory Matters”). If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)
The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to “roll over” its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as “mortgage dollar rolls,” are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see “Mortgage Dollar Rolls” below.
The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. No more than 30% of the value of such Fund’s total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.
Mortgage Dollar Rolls
In connection with its ability to purchase securities on a when-issued or forward commitment basis, the SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund may each enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund’s investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares.
For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.
Real Estate Investment Trust Securities
The SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund may each invest in real estate investment trust securities (“REIT”). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholders annually 90% or more of its otherwise taxable income.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund’s investments in REITS will consist of equity REITs.
Repurchase Agreements
Each of the Funds may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund’s investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund’s custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The SFT Government Money Market Fund may only enter into repurchase agreements if they are fully collateralized by cash or government securities.
Reverse Repurchase Agreements
The SFT T. Rowe Price Value Fund may each also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.
The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund’s investments and reduces the stability of the Fund’s net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the

Fund’s net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction).
Warrants
The SFT Core Bond Fund, SFT Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant’s exercise price, and (2) the warrant’s premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
It is not expected that the SFT Core Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.
Securities of Other Investment Companies
As permitted by the 1940 Act, and except as otherwise described below, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. A Fund may invest in securities of another investment company without regard to the foregoing limitations, provided the Fund complies with the SEC’s regulations for fund of fund arrangements. A Fund (the “acquiring fund”) may invest in securities of other investment companies (the “acquired funds”) without regard to the foregoing limitations where the acquiring fund and the acquired funds are all part of the same “group of investment companies” as defined in the 1940 Act. The SFT Balanced Stabilization Fund will invest in shares of the SFT Index 500 Fund, securities and financial instruments to the extent permitted under the 1940 Act. The SFT Equity Stabilization Fund will invest in shares of certain ETFs in excess of the foregoing limitations to the extent permitted by the SEC.
The SEC adopted rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) to create a regulatory framework that allows acquiring funds to invest in the securities of acquired funds in excess of the limitations described above subject to certain limitations and conditions. Rule 12d1-4 also provides that prior to acquiring securities of acquired fund that exceed the limitations described above, an acquiring fund must enter into a fund of funds agreement with the acquired fund as outlined in Rule 12d1-4. A Fund investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Internal Revenue Code. The SFT Government Money Market Fund may invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the SEC.
As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

Exchange Traded Funds. The Funds may invest in investment companies in the form of various ETFs, subject to the Fund’s investment objectives, policies and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.
Closed-End Investment Companies. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. Pursuant to the restrictions stated above, shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment company.
Short Sales
The Funds will not make short sales of securities, except that each Fund may sell securities “short against the box”; provided that each Fund will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion. Each Fund may also make short sales as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes.
Defensive Purposes
Each Fund other than the SFT Government Money Market Fund may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, a Fund may invest in cash or cash items without limitation. The “cash items” in which a Fund may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund’s fundamental investment policies and restrictions); and other similar high-quality short-term United States dollar-denominated obligations.

Investment Restrictions
The Trust has adopted the following restrictions relating to the investment of the assets of the Funds.
Each Fund is subject to certain “fundamental” investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Fund affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Trust’s outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust. For this purpose and under the Investment Company Act of 1940 (the “1940 Act”), a majority of the outstanding voting shares of each Fund means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.
Fundamental Restrictions
1.
The Funds will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
2.
The Funds will not concentrate their investments in a particular industry, except that:
(a)
with respect to the SFT Government Money Market Fund, this limitation does not apply to investments in domestic banks;1
(b)
under normal market conditions, the SFT Real Estate Securities Fund will concentrate its investments in the real estate or real estate related industry. The SFT Real Estate Fund will not concentrate its investments in any other particular industry;
(c)
The SFT Index 500 Fund may concentrate its investments in a particular industry if the S&P 500® Index is so concentrated; and
(d)
The SFT Index 400 Mid-Cap Fund may concentrate its investments in a particular industry if the S&P 400® Mid-Cap Index is so concentrated.
(e)
The SFT Equity Stabilization Fund may indirectly concentrate its investments in a particular industry if one or more ETFs in which the Fund invests is/are so concentrated.
For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
3.
The Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.
1 Despite the Fund’s ability, pursuant to this provision, to concentrate its investments in domestic banks, the Fund will invest its assets in accordance with SEC rules governing ‘government’ money market funds which limit the Fund’s investment in assets other than cash, government securities and/or certain repurchase agreements to no more than 0.5% of its assets.

4.
The Funds will not purchase physical commodities or contracts relating to physical commodities.
5.
The Funds may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
6.
The Funds may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.
Current 1940 Act Limitations on Borrowing Money and Senior Securities, Industry Concentration, and Making Loans
The following is a summary of current 1940 Act limitations relating to the Trust’s fundamental investment restrictions number 1, number 2 and number 5, above:
Borrowing Money and Senior Securities. A ‘senior security’ is any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act a Fund may generally not issue a senior security, except that a Fund may borrow from a bank; provided that immediately after such borrowing there is an asset coverage of at least 300 percent for all such borrowings by such Fund. ‘Asset coverage’ means generally the ratio which the value of the total assets of a Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such Fund.
Industry Concentration. Under the 1940 Act as interpreted by the SEC, concentrating investments in a particular industry means investing more than 25 percent of a Fund’s assets in such industry.
Making Loans. Under the 1940 Act, a Fund may not lend money or property to any person if (i) the investment policies of such Fund as disclosed in its registration statement do not permit such a loan; or (ii) such person controls or is under common control with such Fund. Consistent with this limitation, the Funds may make loans of Fund portfolio securities as disclosed on page 39 above under the caption “Loans of Fund Securities.”
Non-Fundamental Restrictions
The Trust has adopted a number of non-fundamental policies which appear below.
1.
The Funds will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.
2.
The Funds will use futures contracts and options on futures contracts only (a) for “bona fide hedging purposes” (as defined in regulations of the CFTC) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund.
3.
The Funds may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.
4.
The Funds may not make short sales of securities, except that this policy does not prevent a Fund from making short sales “against the box” or as otherwise permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdictions, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).
5.
The Funds may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.
6.
The Funds will not invest more than 15% of their net assets in illiquid securities.2
7.
The total market value of securities against which a Fund may write call or put options will not exceed 20% of the Funds’ total assets. In addition, a Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.
8.
The SFT Index 500 Fund may not invest in shares of other investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.
If a percentage restriction described above or in the Trust’s Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. For purposes of determining an industry “classification” for a particular security and calculating industry concentration percentages, the Trust will generally use the Standard Industry Classification (“SIC”) Code assigned to such security by Bloomberg LP. However, the Trust’s investment adviser may, in its discretion, override such SIC Code for a specific security when the adviser determines, based on the characteristics of such security and its issuer, that a different industry classification is more appropriate.
Additional Restrictions
The SFT Government Money Market Fund is subject to the investment restrictions of SEC Rule 2a-7 (the “Rule”) under the Investment Company Act of 1940, as amended. The Fund’s investments are subject to the Rule’s requirements governing the type, quality, maturity and diversification of securities held by a ‘government money market fund’, as defined in the Rule.
Pursuant to the Rule’s requirements for government money market funds, the Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
•  the U.S. government; or
•  a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the SEC.
The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.

In addition, the Funds are subject to and will comply with all other applicable restrictions in the Investment Company Act of 1940, the Internal Revenue Code, as amended, and regulations adopted thereunder.
Portfolio Turnover
Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
Each Fund has a different expected annual rate of portfolio turnover. A high rate of turnover in a Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive favorable tax treatment. The portfolio turnover rates associated with each Fund will, of course, be affected by the level of purchases and redemptions of shares of each Fund. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Securian AM or a Fund’s sub-adviser such a sale is advisable.
The SFT Government Money Market Fund, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different investment opportunities available to the Fund. Since the Fund’s assets will be invested in securities with short maturities and the Fund will manage its assets as described above, the Fund’s holdings of money market instruments will turn over several times a year. However, this does not generally increase the Fund’s brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests since such securities will be purchased on a net basis.
For each of the last three calendar years, the portfolio turnover rates for the various Funds were as follows:
	Portfolio Turnover Rate
Fund	2024	2023	2022
SFT Balanced Stabilization Fund	0.6%	4.1%	12.0%
SFT Core Bond Fund	326.0	209.9	139.2*
SFT Equity Stabilization Fund	0.0	0.6	12.3
SFT Government Money Market Fund	N/A	N/A	N/A
SFT Index 400 Mid-Cap Fund	16.0	20.7	15.0
SFT Index 500 Fund	3.2	2.5	2.1
SFT Macquarie Growth Fund (Formerly SFT Delaware Ivysm Growth Fund)	8.5	9.1	8.5
SFT Macquarie Small Growth Fund (Formerly SFT Delaware Ivysm Small Cap Growth Fund)	77.4	65.1	61.8
SFT Real Estate Securities Fund	27.2	33.4	78.7**
SFT T. Rowe Price Value Fund	56.1	61.8	186.4
SFT Wellington Core Equity Fund	32.2	23.1	14.0
*
On August 1, 2022, a new sub-adviser to the SFT Core Bond Fund was appointed. This change in sub-adviser resulted in a higher portfolio turnover rate as compared to the prior fiscal year. It is not anticipated that the increased portfolio turnover rate will continue long term.
**
On August 1, 2022, a new sub-adviser to the SFT Real Estate Securities Fund was appointed. This change in sub-adviser resulted in a higher portfolio turnover rate as compared to the prior fiscal year. It is not anticipated that the increased portfolio turnover rate will continue long term.

***
The Fund generally maintains significant exposure to agency MBS TBAs and U.S. Treasuries, selling TBAs nearing settlement each month and purchasing new ones with later settlement dates. It also typically rolls its Treasury holdings to stay in the most liquid bonds, leading to a high portfolio turnover rate over the past two years.
Trustees and Executive Officers
Trustee Duties and Responsibilities. The duties and responsibilities of the Trust’s trustees flow principally from Delaware law (as the Trust is organized as a Delaware statutory trust) and from the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the Trust is registered pursuant to the Investment Company Act as an open-end management investment company. Under such laws, the Trust’s trustees have myriad duties and responsibilities, including without limitation: the election of Trust officers; the appointment and oversight of key Trust service providers, including the Trust’s investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Trust’s investment advisory and underwriting agreements, as well as other agreements with Trust affiliates and the Trust’s Rule 12b-1 plan of distribution; and oversight over the management of the Trust (including risk oversight), as conducted primarily by the Trust’s investment adviser, Securian AM.
Embedded within the foregoing is the Board of Trustees’ ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Trust is exposed. There are four regularly scheduled Board of Trustees meetings and three regularly scheduled Audit Committee meetings held each year. Over the course of each year, the Board of Trustees and Audit Committee endeavor to receive reports on the key risks affecting the Trust and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Trust’s Board has been constituted with persons of diverse backgrounds but with a collective ability to understand the Trust’s risk environment and to oversee the risk management function.
At each regularly scheduled meeting of the Board, the investment performance of each Fund is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board at least annually to discuss in detail the manner in which the Fund is managed, the makeup of the Fund, the environment in which the Fund operates and the risks to which the Fund is subject. In addition, the Board meets with representatives of Cohen & Steers, DIFA, MetWest, T. Rowe Price, and Wellington Management, the sub-advisers to the Funds.
A foundational responsibility of the Trust’s Chief Compliance Officer (“CCO”) is the identification of various key risks to which the Trust is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The CCO reports directly to the Board, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board approved the Trust’s and Securian AM’s compliance programs (as well as the compliance programs of the Trust’s distributor and administrator), reviews with the CCO regarding the ongoing implementation and administration of the compliance function, and oversees the CCO’s annual review and evaluation of the compliance program. The CCO also attends each meeting of the Trust’s Audit Committee at which compliance issues within the Audit Committee’s purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.
At each semi-annual meeting of the Trust’s Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. (“MMC”) and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Securian AM, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Securian AM and its affiliates (including many key roles and functions impacting the Fund). The Trust’s Audit Committee receives a presentation from the Chief Internal Auditor of all audits that relate to the Funds, and such individual meets in executive session with the Audit Committee at regularly scheduled meetings.

BOARD AND COMMITTEE STRUCTURE
Currently, the Trust’s Board is comprised of four persons. One of such trustees is an “interested person” (within the meaning of the Investment Company Act) of the Trust. The other three trustees are considered independent (an “Independent Trustee”) because he or she is not an interested person of the Trust, has never served as an employee or officer of Securian AM or of companies affiliated with Securian AM, including Minnesota Life, and does not have a financial interest in Securian AM, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.
There are two committees of the Board — an Audit Committee and a Governance Committee. Each such committee is comprised of the three Independent Trustees. Each Audit Committee meeting is chaired by the Audit Committee Chair, and the chair position rotates among the three committee members every two years. The Audit Committee currently has two regularly scheduled meetings per year, and the Governance Committee (which inter alia is responsible for trustee nominations and trustee and facilitating board self-assessments) has one regularly scheduled meeting per year and is chaired by the Governance Committee Chair. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met two times, and the Governance Committee met one time, during the fiscal year ended December 31, 2024.
The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Trust and each of its Funds and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (e) to act as a liaison between the Trust’s independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Securian AM, Minnesota Life and its affiliates as such functions relate to the Trust (as described above).
The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board, selects and recommends to the Board individuals for nomination as Independent Trustees, annually reviews the independence of the Independent Trustees, reviews the composition of the Board, the Board’s committee structure and each Committee’s Charter, develops proposals regarding trustee education, reviews trustee compensation and expenses, and at least annually facilitates board self-assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Trust’s governance structures and practices. The names of potential Independent Trustee candidates are drawn from a number of sources, including recommendations from management of Securian AM. Inasmuch as the Trust does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders.
TRUSTEE SELECTION AND QUALIFICATIONS
The Trust’s Board has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Trustees of the Trust (the “Trustee Guidelines”). The Guidelines provide that the Trust’s Board shall be comprised in such a manner that (i) there are at least three Independent Trustees and (ii) the ratio of Independent Trustees to total trustees complies with the requirements of the Investment

Company Act and industry best practices, as determined and applied to the Trust’s from time to time by the Governance Committee of the Board.
The selection and nomination of new Independent Trustees (when vacancies occur) is solely within the discretion of the then existing Independent Trustees. The Guidelines further provide that Independent Trustees should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board’s ability to perform its duties under the Investment Company Act and Delaware law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.
The Guidelines further provide that each Independent Trustee nominee should be literate in business and financial matters as they may relate to investment companies. The Guidelines further provide that the Governance Committee may appoint from among its members a Lead Independent Trustee. Additionally, if practicable, the Board should endeavor to have among its Independent Trustees at least one person that has the credentials to enable him or her to be designated as the “Audit Committee Financial Expert”.
CURRENT TRUSTEES AND EXECUTIVE OFFICERS
Set forth in the following table are the names and certain biographical information on each current Trust trustee and certain Trust officers. Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the trustees is a director or trustee of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each trustee oversees all twelve Funds in the Trust and serves for an indefinite term, until his or her resignation, death or removal.
Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
Julie K. Getchell Age 70	Trustee since October 21, 2011; Lead Independent Trustee since October 31, 2024
Retired; held various
senior financial
positions at Cargill
and its investment
affiliates from 2005
to 2012; served as
Chief Financial
Officer and later as
Chief Operating
Officer of Insight
Investment, Inc. from
1991 to 2000;
Chartered Financial
Analyst; Certified
Public Accountant
(inactive)
None

Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years by Trustee
Brian E. Gustafson Age 57	Trustee since October 27, 2022; Audit Committee Chair since October 31, 2024	Director, Investments Olympus Ventures LLC since January 2025, Managing Director, Investments, Tonkawa, from 2001 to 2024; Chartered Financial Analyst	None
Wan-Chong Kung Age 65	Trustee since October 27, 2022; Governance Committee Chair since October 31, 2024	Retired; Portfolio Manager, Nuveen Asset Management, LLC, from 2011-2019	Federal Home Loan Bank of Des Moines, 2022-present; Trust for Advised Portfolios, 2020-present
Interested Trustee
David M. Kuplic Age 68	Trustee since October 27, 2016
Retired; President and
Director, Securian
Asset Management,
Inc. from November
2017 to June 2021;
Senior Vice President,
Securian Financial
Group, Inc. from June
2007 to June 2021;
Senior Vice President,
Minnesota Life
Insurance Company
from June 2007 to
June 2021; Senior
Vice President,
Securian Life
Insurance Company
from June 2007 to
June 2021
None

Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years by Trustee
Other Executive Officers[3]
Suzette L. Huovinen Age 50	President since October 28, 2023
Director, President,
and CEO, Securian
AM, since January
2023; Senior Vice
President, Securian
Financial Group, Inc.
since 2019; Senior
Vice President,
Minnesota Life
Insurance Company,
since 2019; Senior
Vice President,
Securian Life
Insurance Company,
since 2019; President
and CEO, Canadian
Premier Life
Insurance Company,
from 2019 to 2022;
President and CEO,
Canadian Premier
General Insurance
Company, from 2019
to 2022; Vice
President, Chief
Actuary and Chief
Risk Officer, Securian
Financial Group, Inc.,
from 2015 to 2019
None
Kevin L. Ligtenberg Age 52	Vice President and Treasurer since August 1, 2021
Vice President,
Director of
Investment
Operations, Securian
Asset Management,
Inc. since August
2021; Director of
Investment
Operations, Securian
Asset Management,
Inc. from May 2021
to July 2021;
Manager of
Investment
Operations, Securian
Asset Management,
Inc. from March 2013
to May 2021
None

Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years by Trustee
Christopher B. Owens Age 48	Vice President since January 30, 2020
Vice President
Individual Solutions
Distribution, Securian
Financial Group, Inc.
since April 2024;
Second Vice
President – Retail
Life and Annuity
Sales, Securian
Financial Group, Inc.
since June 2018;
National Sales Vice
President – Retail
Life and Annuity
Sales, Securian
Financial Group, Inc.
from October 2011 to
June 2018
None
Paul Jason Thibodeaux Age 46	Secretary since March 31, 2021
Director, Law –
Securities and
Individual Solutions,
Securian Financial
Group, Inc., since
August 2024; Senior
Vice President, Chief
Compliance Officer,
Securian Asset
Management, Inc.
from August, 2023 to
August 2024; Vice
President, Assistant
General Counsel,
Securian Asset
Management, Inc.
from June, 2022 to
August, 2023; Senior
Investment Counsel,
Securian Asset
Management, Inc.
from January, 2018 to
May 2022; Attorney,
Gray Plant Mooty
from 2014 to 2018
None
(1)
Unless otherwise noted, the address of each trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.
(2)
Dates reflect when the person became a director or officer of Advantus Series Fund, the predecessor to the Trust.
(3)
Although not a corporate officer of the Trust, Jessica L. Parrucci, born in 1982 has served as the Trust’s Chief Compliance Officer since August, 2024.

Each of the current members of the Trust’s Board was nominated by the Trust’s Governance Committee pursuant to the Guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that contribute to the Board’s diversity and strength.
Ms. Getchell’s professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers. Her experiences also allow her to serve as the Trust’s designated Audit Committee Financial Expert.
Mr. Gustafson’s professional experience with financial, investment, and governance matters, including as a managing director and an institutional portfolio manager for a closely-held investment enterprise, enables him to provide valuable expertise regarding the financial performance of the Trust’s portfolios, as well as the governance and oversight functions of the Trust.
Ms. Kung’s professional experience with financial and investment matters, including as a portfolio manager for bond mutual funds and institutional total return accounts for several leading investment firms, enables her to provide valuable expertise regarding the investment management and mutual fund industries, respectively, and the financial performance of the Trust’s investment portfolios.
Mr. Kuplic’s investment management experience, including in his previous roles as President and Director of Securian AM, from November 2017 to June 2021, Executive Vice President and Director of Securian AM, from July 2007 to November 2017, and President of Securian Funds Trust, since July of 2011, has given him intimate familiarity with the Trust, its Funds, and their operations and enables him to provide valuable perspective on investment management and fund administration.
Share Ownership. The Trustees beneficially owned shares in Securian Funds Trust in the following dollar ranges as of December 31, 2024:
	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Each Fund*
Independent Trustees
Julie K. Getchell		$10,001-$50,000
SFT Macquarie Growth (formerly Delaware Ivysm Growth)	$10,001-$50,000
SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth)	$1-$10,000
All Other Funds	None
Brian E. Gustafson		$10,001-$50,000
SFT Core Bond	$10,001-$50,000
SFT Index 500	$10,001-$50,000
SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth)	$1-$10,000
All Other Funds	None

	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Each Fund*
Interested Trustee
David M. Kuplic		$100,001-$500,000
SFT Balanced Stabilization	$50,001-$100,000
SFT Core Bond	$1-$10,000
SFT Equity Stabilization	$50,001-$100,000
SFT Index 500	$100,001-$500,000
SFT Real Estate Securities	$10,001-$50,000
All Other Funds	None
* The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Trustees who own Contracts issued by those companies are the beneficial owners of the shares of the Trust attributable to such Contracts.
Compensation and Fees. No compensation is paid by the Trust to any of its officers or trustees who is currently affiliated with Securian AM. The Trust does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Trust but is affiliated with Securian AM. Trustees who are not currently affiliated with Securian AM receive compensation in connection with the Trust as follows:
Annual Retainer	$70,000
Fee per in-person or 2+ hour telephonic board meeting	5,000
Fee per in-person or 2+ hour telephonic committee meeting	3,000 *
Fee per telephonic board or committee meeting if less than 2 hours in duration	1,500
*  No separate fee will be paid for committee meetings of 30 minutes or less that are adjacent to an in-person board meeting.

Based on the current schedule of four in-person Board meetings (which, for this purpose, is deemed to include, the Executive Session of Independent Trustees dedicated to the Annual 15(c) Review), two in-person Audit Committee meetings, and one in-person Governance Committee meeting, this fee schedule would translate into annual compensation of $104,000 for an Independent Trustee participating in all such meetings.

During the fiscal year ended December 31, 2024, each Trustee was compensated by Securian Funds Trust in accordance with the following table:
	Aggregate Compensation from Securian Funds Trust	Pension or Retirement Benefits Accrued as Part of Securian Funds Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Securian Funds Trust and other Funds in Same Complex Paid to Trustees
Independent Trustees
Julie K. Getchell	$105,500	n/a	n/a	n/a
Brian Gustafson	$105,500	n/a	n/a	n/a
Linda L. Henderson(2)	$75,500	n/a	n/a	n/a
Wan-Chong Kung	$105,500	n/a	n/a	n/a
Interested Trustees
David M. Kuplic(1)	$90,000	n/a	n/a	n/a
(1)
Effective July 1, 2021, Mr. Kuplic retired from his respective positions with Securian AM, Securian Financial Group, Inc., Minnesota Life, and Securian Life (collectively, the “Securian Companies”), and is no longer employed by or affiliated with Securian AM or the other Securian Companies. On July 29, 2021, the Independent Trustees of the Board voted unanimously to approve compensation for Mr. Kuplic for his continued service as a trustee commencing upon his retirement from the Securian Companies.
(2)
Effective July 25, 2024, Ms. Henderson retired from her position on the Board of the Securian Funds Trust.
Investment Advisory and Other Services
General
Securian AM, or its predecessor, Advantus Capital Management, Inc., has been the investment adviser and manager of the Trust and SFT Core Bond Fund, SFT Government Money Market Fund, SFT Index 500 Fund, SFT Index 400 Mid-Cap Fund and SFT Real Estate Securities Fund since May 1, 1997, the SFT Balanced Stabilization Fund since May 1, 2013, the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund Since May 1, 2014, and the SFT Equity Stabilization Fund since November 18, 2015. Securian Financial Services, Inc. (“Securian Financial”) acts as the Trust’s underwriter. Both Securian AM and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the trustees or shareholders of the Trust. The address of both Securian AM and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.
The Trust and Securian AM have obtained an exemptive order from the SEC allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Securian AM may select new Fund sub-advisers upon the approval of the Trust’s Board but without shareholder approval. Securian AM may also change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.
Securian AM is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Securian AM retains ultimate responsibility for the investment performance of each Fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Securian AM either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective.
Pursuant to separate investment sub-advisory agreements, the SFT Core Bond, SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth), SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth), SFT Real Estate Securities, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds are managed by the following investment sub-advisers:
Fund	Investment Sub-Adviser
SFT Core Bond	Metropolitan West Asset Management, LLC
SFT Macquarie Growth (formerly Delaware Ivysm Growth)	Delaware Investments Fund Advisers
SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth)	Delaware Investments Fund Advisers
SFT Real Estate Securities	Cohen & Steers Capital Management, Inc.
SFT T. Rowe Price Value	T. Rowe Price Associates, Inc.
SFT Wellington Core Equity	Wellington Management Company LLP
In each case, the investment sub-adviser has been retained to provide investment advice and, in general, to conduct the management investment program for the respective Fund, subject to the general control of the Board.
Control and Management of Securian AM and Securian Financial
Securian AM was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company”. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Securian AM and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.
Suzette L. Huovinen is Director, President, and Chair of the Board of Securian AM. Michael T. Steinert, is Senior Vice President, Chief Operating Officer, Treasurer, and Director of Securian AM.
The Trust’s Investment Advisory Agreement with Securian AM
Securian AM acts as investment adviser and manager of the SFT Core Bond Fund, SFT Government Money Market Fund, SFT Index 500 Fund, SFT Index 400 Mid-Cap Fund and SFT Real Estate Securities Fund under an Investment Advisory Agreement dated May 1, 2012; and, with respect to the SFT Balanced Stabilization Fund, an amendment to such Agreement effective May 1, 2013; and, with respect to the SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth), SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth), SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, an amendment to such Agreement effective May 1, 2014; and, with respect to the SFT Equity Stabilization Fund, an amendment to such Agreement effective November 18, 2015. At a special meeting of shareholders held October 21, 2011, a Reorganization Agreement was approved pursuant to which each portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. The effect of shareholders approving the Reorganization was that they also approved a new Investment Advisory Agreement with Securian AM (which was substantially identical to the prior Investment Advisory Agreement). The Investment Advisory Agreement

was approved by the initial shareholder of the SFT Balanced Stabilization Fund on January 31, 2013, by the initial shareholder of each of the SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth), SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth), SFT T. Rowe Price Value and SFT Wellington Core Equity Funds on April 22, 2014, and by the initial shareholder of the SFT Equity Stabilization Fund on October 8, 2015. The Investment Advisory Agreement was last approved by the Board (including a majority of the trustees who are not parties to the contract, or interested persons of any such party) on February 27, 2025 . Prior to May 1, 1997, the Advantus Series Fund obtained advisory services from MIMLIC Asset Management Company, formerly the parent company of Securian AM. Securian AM commenced its business in June 1994.
The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board or by vote of a majority of the Trust’s outstanding voting securities on 60 days’ written notice to Securian AM, and by Securian AM on 60 days’ written notice to the Trust. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the trustees who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Trust.
The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the trustees of the Trust who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Trust.

The Trust’s Investment Advisory Fees
Pursuant to the investment advisory agreement, each Fund pays Securian AM an advisory fee equal on an annual basis to a percentage of the Fund’s average daily net assets as set forth in the following table, effective May 1, 2025:
Fund	Advisory Fee (as a percentage of average daily net assets)
SFT Balanced Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Core Bond Fund	0.40% of assets to $750 million; and 0.35% of assets exceeding $750 million
SFT Equity Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Government Money Market Fund	0.25% of assets to $750 million; and 0.20% of assets exceeding $750 million
SFT Index 400 Mid-Cap Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion
SFT Index 500 Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Macquarie Small Cap Growth Fund (formerly Delaware Ivysm Small Cap Growth Fund)	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion
SFT Real Estate Securities Fund	0.70% of assets to $300 million; and 0.675% of next $200 million of assets; and 0.65% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.57% of assets to $300 million; and 0.55% of next $200 million of assets; and 0.525% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Wellington Core Equity Fund	0.55% of assets to $300 million; and 0.525% of next $200 million of assets; and 0.50% of next $500 million of assets; and 0.45% of assets exceeding $1 billion
SFT Macquarie Growth (Formerly SFT Delaware Ivysm Growth Fund)	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Macquarie Small Cap Growth (Formerly Delaware Ivysm Small Cap Growth Fund)	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion

The fees paid to Securian AM by the Funds during the fiscal years ended December 31, 2024, 2023 and 2022 were as follows:
	Advisory Fees Paid
Fund	2024	2023	2022
SFT Balanced Stabilization Fund(a)	$3,547,659	$3,500,045	$3,594,312
SFT Core Bond Fund	1,748,462	1,756,859	1,899,176
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	4,057,709	3,544,630	3,522,880
SFT Macquarie Small Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	1,343,672	1,250,192	1,377,838
SFT Equity Stabilization Fund(b)	1,678,932	1,759,561	1,865,667
SFT Government Money Market Fund(c)(d)	567,611	562,859	546,785
SFT Index 400 Mid-Cap Fund	340,630	307,016	307,452
SFT Index 500 Fund	1,864,855	1,603,891	1,552,501
SFT Real Estate Securities Fund	842,746	816,356	940,102
SFT T. Rowe Price Value Fund	1,151,442	1,134,088	1,343,326
SFT Wellington Core Equity Fund	708,008	672,056	775,985
(a)
Securian AM and the Trust entered into an expense limitation agreement for the period dated May 1, 2013, through April 30, 2021 with respect to the Fund. See “SFT Balanced Stabilization Fund Expense Limitation Agreement” below.
(b)
Securian AM and the Trust entered into an expense limitation agreement for the period dated November 18, 2015, through April 30, 2021 with respect to the Fund. See “SFT Equity Stabilization Fund Expense Limitation Agreement” below.
(c)
Effective May 1, 2012, Securian AM, Securian Financial and the Trust entered into a net investment income maintenance agreement to ensure that the Fund’s net investment income does not fall below zero. See “SFT Government Money Market Fund Net Investment Income Maintenance Agreement” below.
(d)
Effective November 1, 2017, Securian AM and the Trust entered into an expense limitation agreement with respect to the Fund. See “SFT Government Money Market Fund Expense Limitation Agreement” below.
Under the Investment Advisory Agreement, the Adviser furnishes the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust. The Trust pays all its costs and expenses which are not assumed by the Adviser. These Trust expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Trust including, among others, interest, taxes, brokerage fees and commissions, fees of the trustees who are not employees of the Adviser or any of its affiliates, compensation paid to the CCO, expenses of trustees’ and shareholders’ meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Trust’s shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.
Each Fund will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, Rule 12b-1 fees, brokerage, interest, taxes, license fees, certain fund accounting expenses and the charges of the custodian. The Trust will pay all other expenses not attributable to a specific Fund, but some of such expenses will be allocated equally among the Funds, and others will be allocated on the basis of “time and effort,” unless otherwise allocated by the Board.

SFT Balanced Stabilization Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Balanced Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated May 1, 2013, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2024 Securian AM has waived a cumulative total of $3,593,549 pursuant to the agreement, of which $0 was eligible for recovery by Securian AM as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Equity Stabilization Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Equity Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated November 18, 2015, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2024 Securian AM has waived a cumulative total of $1,992,608 pursuant to the agreement, of which $0 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Government Money Market Fund Net Investment Income Maintenance Agreement
Effective May 1, 2012, the Board approved a Restated Net Investment Income Maintenance Agreement among the Trust, on behalf of SFT Government Money Market Fund (the Fund), Securian AM and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2024, Securian AM and Securian Financial have collectively waived $6,959,755 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $348,440 was eligible for recovery by Securian AM and Securian Financial as of such date. If Securian AM and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. There is no guarantee that the Fund will maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Agreement shall continue in effect following April 30, 2025, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days notice prior to the end of the a contract term.
SFT Government Money Market Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Government Money Market Fund (the Fund), have entered into a written agreement, dated November 1, 2017, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2025. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2024, Securian AM has waived a cumulative total of $297,984 pursuant to the agreement, of which $1,915 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Investment Sub-Advisory Agreements
Cohen & Steers Capital Management, Inc. (“Cohen & Steers”). Cohen & Steers, a registered investment adviser, located at 1166 Avenue of the Americas, 30th Floor, New York, New York 10036, is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.” As of December 31, 2024, Cohen & Steers managed $85.8 billion in assets. Cohen & Steers was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds.
Cohen & Steers acts as investment sub-adviser to the SFT Real Estate Securities Fund under an Investment Sub-Advisory Agreement with Securian AM dated August 1, 2022. The Cohen & Steers Sub-Advisory

Agreement was last approved by the Board (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on February 27, 2025
From the advisory fees received from SFT Real Estate Securities Fund, Securian AM pays Cohen & Steers a sub-advisory fee equal on an annual basis to the following percentage of the Fund’s average daily net assets:
Assets	Annual Fee
First $100 million	0.38% (38 bps)
Over $100 million	0.25% (25 bps)

2024	2023	2022*
$430,859	$421,583	$179,701
* Amount represents fees paid from August 1, 2022 to December 31, 2022. Effective August 1, 2022, Cohen & Steers became sub-adviser to the Fund.
Delaware Investments Fund Advisers (“DIFA”). Delaware Investments Fund Advisers (“DIFA”). DIFA is series of Macquarie Investment Management Business Trust (“MIMBT”), which is a Delaware statutory trust. MIMBT is a subsidiary of Macquarie Group Limited (“Macquarie”) and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie. The address of DIFA is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. DIFA and its affiliates manage other investment companies and accounts. DIFA is responsible for day-to-day portfolio management of its portion of the Funds but may delegate certain of its duties to its affiliate, MIMGL. MIMGL is located at 1 Elizabeth Street, Sydney NSW 2000, Australia. MIMBT and MIMGL are each U.S. registered investment advisers.
DIFA serves as investment sub-adviser to the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund) and SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund) pursuant to an investment sub-advisory agreement with Securian AM (the “DIFA Agreement”), which was approved by the Board on March 31, 2021 and became effective on May 3, 2021. Prior to May 1, 2018, Waddell & Reed Investment Management Company (“WRIMCO”), an affiliate of Ivy Investment Management Company (“IICO”), was the sub-adviser for the SFT Delaware Ivysm Growth Fund and SFT Delaware Ivysm Small Cap Growth Fund and prior to May 3, 2021, IICO was the sub-adviser for the SFT Delaware Ivysm Growth Fund and SFT Delaware Ivysm Small Cap Growth Fund.
The DIFA Agreement will terminate automatically upon the termination of the Investment Advisory Agreement or in the event of the “assignment” (as defined in the 1940 Act) of the DIFA Agreement. In addition, the DIFA Agreement is terminable at any time, without prejudice or penalty, on 60 day’s prior written notice by: (i) the Trust pursuant to (A) action by the Board, or (B) the vote of the majority of the outstanding voting securities of a Fund, or (ii) either DIFA or Securian AM upon 60 days’ prior written notice to the other. Unless sooner terminated, the DIFA Agreement shall continue year after year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding voting securities, provided that in either even the continuance is also approved by a majority of the Trustees who are neither (A) parties to the DIFA Agreement not (B) “interested persons” (as defined in the 1940 Act) of any party to the DIFA Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval. The DIFA Agreement was last approved by the Board (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on February 27, 2025 .
From the advisory fees received from SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund) and SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund),

Securian AM pays DIFA a sub-advisory fee equal on an annual basis to the following percentages of each Fund’s average daily net assets:
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)
Assets	Annual Fee
0 to $25 million	0.55% (55 bps)
Greater than $25 million to $50 million	0.45% (45 bps)
Over $50 million	0.33% (33 bps)
SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)
Assets	Annual Fee
0 to $25 million	0.82% (82 bps)
Greater than $25 million to $50 million	0.72% (72 bps)
Greater than $50 million to $75 million	0.55% (55 bps)
Over $75 million	0.40% (40 bps)
The sub-advisory fees paid to DIFA by Securian AM from May 3, 2021 to December 31, 2021 for the SFT Delaware Ivysm Growth Fund and SFT Delaware Ivysm Small Cap Growth Fund were $1,542,954 and $724,026, respectively.
The sub-advisory fees paid to DIFA or IICO by Securian AM during the fiscal years ended December 31, 2024, 2023 and 2022 were as follows:
	2024	2023	2022
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	$2,174,241	$1,892,751	$1,878,175
SFT Macquarie Small Cap Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	$854,950	$810,899	$870,178
Metropolitan West Asset Management, LLC (“MetWest”). MetWest, a registered investment adviser, located at 515 South Flower Street, Los Angeles, CA, 90071 is a leading global asset management firm with a broad range of products across fixed income, equities, emerging markets and alternative investments. MetWest is a wholly-owned subsidiary of TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, provide a variety of investment management and investment advisory services and had approximately $195.3 billion in assets under management as of December 31, 2024.
MetWest acts as investment sub-adviser to the SFT Core Bond Fund under an Investment Sub-Advisory Agreement with Securian AM dated August 1, 2022. The MetWest Sub-Advisory Agreement was last approved by the Board (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on February 27, 2025
From the advisory fees received from SFT Core Bond Fund, Securian AM pays MetWest a sub-advisory fee equal on an annual basis to the following percentage of the Fund’s average daily net assets:
Assets	Annual Fee
First $500 million	0.18% (18 bps)
Over $500 million	0.10% (10 bps)

2024	2023	2022*
$786,670	$790,680	$335,698
* Amount represents fees paid from August 1, 2022 to December 31, 2022. Effective August 1, 2022, MetWest became sub-adviser to the Fund.

T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited, T. Rowe Price Japan, Inc., and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — T. Rowe Price Value Fund, Inc. — has investment policies and strategies generally similar to those of the Trust’s SFT T. Rowe Price Value Fund.
T. Rowe Price serves as investment sub-adviser to the SFT T. Rowe Price Value Fund pursuant to an investment sub-advisory agreement with Securian AM, which was approved by the Board on April 22, 2014 and became effective on May 1, 2014 (the “T. Rowe Price Agreement”).
The T. Rowe Price Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the T. Rowe Price Agreement is terminable at any time, without penalty, by the Board, by Securian AM or by vote of a majority of the T. Rowe Price Value Fund’s outstanding voting securities on 60 days’ written notice to T. Rowe Price and by T. Rowe Price on 60 days’ written notice to Securian AM. Unless sooner terminated, the T. Rowe Price Agreement shall continue in effect from year to year if approved at least annually either by the Board or by vote of a majority of the outstanding voting securities of the SFT T. Rowe Price Value Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the T. Rowe Price Agreement, cast in person at a meeting called for the purpose of voting on such approval. The T. Rowe Price Agreement was last approved by the Board (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on February 27, 2025 .
From the advisory fee received from SFT T. Rowe Price Value Fund, Securian AM pays T. Rowe Price a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:
Assets	Annual Fee
All Assets of the Fund
47.5 bps on first $50 million
42.5 bps on next $50 million
37.5 bps reset at $100 million*
32.5 bps reset at $200 million*
30 bps reset at $500 million*
27.5 bps above $500 million
27.5 bps reset at $1 billion*
25 bps reset at $1.5 billion*

* The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat 0.375% fee schedule once assets reach $100 million. The credit will apply at asset levels between approximately $82.3 million and $100 million. To accommodate circumstances where the Fund’s assets fall beneath $100 million, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $82.3 million, which would trigger the application of the tiered fee schedule.
The credit is determined by prorating the difference between the tiered fee schedule and the flat 0.375% fee schedule over the difference between $100 million and the current portfolio size for billing purposes. The credit would approach $75,000 annually when the Fund’s assets were close to $100 million and fall to zero at approximately $82.3 million.

The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $82,352,941	$75,000
$17,647,059
To accommodate circumstances where the Fund’s assets fall beneath $200 million, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.375% fee schedule. The credit will apply at asset levels between $173.3 million and $200 million. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $200 million, when the 0.325% fee would be triggered, or (b) fall below a threshold of $173.3 million, which would trigger the application of the 0.375% fee schedule.
The credit is determined by prorating the difference between the 0.375% fee schedule and the 0.325% fee schedule over the difference between $200 million and the current portfolio size for billing purposes. The credit would approach $100,000 annually when the Fund’s assets were close to $200 million and fall to zero at $173.3 million.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $173,333,333	$100,000
$26,666,667
To accommodate circumstances where the Fund’s assets fall beneath $500 million, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.325% fee schedule. The credit will apply at asset levels between approximately $461.5 million and $500 million. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $500 million, when the 0.30% fee would be triggered, or (b) fall below a threshold of approximately $461.5 million, which would trigger the application of the 0.325% fee schedule.
The credit is determined by prorating the difference between the 0.325% fee schedule and the 0.30% fee schedule over the difference between $500 million and the current portfolio size for billing purposes. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at $461.5 million.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $461,538,462	$125,000
$38,461,538
To accommodate circumstances where the Fund’s assets fall beneath $1 billion, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.30% tiered fee schedule. The credit will apply at asset levels between approximately $954.5 million and $1 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $1 billion, when the 0.275% fee would be triggered, or (b) fall below a threshold of approximately $954.5 million, which would trigger the application of the 0.30% tiered fee schedule.
The credit is determined by prorating the difference between the tiered fee schedule and the 0.275% fee schedule over the difference between $1 billion and the current portfolio size for billing purposes. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at $954.5 million.

The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $954,545,455	$125,000
$45,454,545
To accommodate circumstances where the Fund’s assets fall beneath $1.5 billion, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.275% fee schedule. The credit will apply at asset levels between approximately $1.364 billion and $1.5 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $1.5 billion, when the 0.25% fee would be triggered, or (b) fall below a threshold of approximately $1.364 billion, which would trigger the application of the 0.275% fee schedule.
The credit is determined by prorating the difference between the tiered fee schedule and the 0.25% fee schedule over the difference between $1.5 billion and the current portfolio size for billing purposes. The credit would approach $375,000 annually when the Fund’s assets were close to $1.5 billion and fall to zero at $1.364 billion.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $1,363,636,364	$375,000
$136,363,636
The sub-advisory fees paid to T. Rowe Price by Securian AM during the fiscal years ended December 31, 2024, 2023 and 2022 were as follows:
2024	2023	2022
$657,679	$650,000	$671,712
Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management serves as investment sub-adviser to the SFT Wellington Core Equity Fund pursuant to an investment sub-advisory agreement with Securian AM, which was approved by the Board on July 27, 2017 and became effective on November 20, 2017 (the “Wellington Agreement”). Prior to November 20, 2017, FIAM LLC served as investment sub-adviser to the Fund.
The Wellington Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Wellington Agreement is terminable at any time, without penalty, by the Board, by Securian AM or by vote of a majority of the SFT Wellington Core Equity Fund’s outstanding voting securities on 60 days’ written notice to Wellington Management and by Wellington Management on 60 days’ written notice to Securian AM. Unless sooner terminated, the Wellington Agreement shall continue in effect from year to year if approved at least annually either by the Board or by a vote of a majority of the outstanding voting securities of the SFT Wellington Core Equity Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Wellington Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Wellington Agreement was last approved by the Board (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on February 27, 2025 .

From the advisory fee received from SFT Wellington Core Equity Fund, Securian AM pays Wellington Management a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:
Assets	Annual Fee
First $50 million	0.31% (31 bps)
Over $50 million	0.27% (27 bps)
The sub-advisory fees paid to Wellington Management by Securian AM during the fiscal years ended December 31, 2024, 2023 and 2022 were as follows:
2024	2023	2022
$368,076	$336,392	$364,358
Basis of Annual Approval of Advisory and Sub-Advisory Agreements
A discussion regarding the basis of the approval by the Board of the Trust on February 27, 2025 , of the Investment Advisory Agreement with Securian AM and the Cohen & Steers Agreement, DIFA Agreement, Metropolitan West Agreement, T. Rowe Price Agreement, and Wellington Agreement, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2025.
Information Regarding Trust Portfolio Managers — Securian AM
Other Accounts Managed. For each of the Funds (except the SFT Core Bond Fund, SFT Macquarie Growth Fund (Formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (Formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund), the table below lists the number of other accounts managed by each Securian AM portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of December 31, 2024: (i) registered investment companies (“RICs”), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.
PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Charles D. Officer	RICs	1	$226
	Pooled Investment Vehicles	1	195
	Other Accounts	0	0
Joseph W. Scanlan	RICs	1	226
	Pooled Investment Vehicles	2	446
	Other Accounts	10	3,256
Jeremy P. Gogos, Ph.D.	RICs	7	3,168
	Pooled Investment Vehicles	1	1,317
	Other Accounts	3	114
Merlin L. Erickson	RICs	7	3,168
	Pooled Investment Vehicles	1	1,317
	Other Accounts	2	29
CONFLICTS OF INTEREST. In the judgment of the Trust’s investment adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of a Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Securian AM’s and the Trust’s code of ethics. The Fund and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Securian AM has adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Fund and other accounts managed by the same portfolio manager, including accounts of Securian AM or its affiliates. In addition, Securian AM believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.
PORTFOLIO MANAGERS’ OWNERSHIP OF TRUST SECURITIES. The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options.
As of December 31, 2024, Merlin Erickson, of the SFT Balanced Stablization/Equity Stablization Funds, SFT Index 400 Mid-Cap/ SFT Index 500 Funds portfolio manager beneficially owned shares of SFT Macquarie Growth Fund (formerly SFT Delaware IvySM Growth Fund), SFT Index 400 Mid-Cap Fund and SFT Index 500 Fund, all worth $10,0001-50,000.
As of December 31, 2024, Jeremy P. Gogos, of the SFT Balanced Stablization/Equity Stablization Funds, SFT Index 400 Mid-Cap/ SFT Index 500 Funds portfolio manager beneficially owned shares of SFT Macquarie Growth Fund (formerly SFT Delaware IvySM Growth Fund), SFT Index 400 Mid-Cap Fund and SFT Index 500 Fund, all worth $10,0001-50,000.
PORTFOLIO MANAGER COMPENSATION. Securian AM’s compensation program is designed to attract, retain and motivate top-quality investment professionals. All Portfolio managers receive a base salary and are eligible for an annual bonus. Portfolio managers have the option to participate in a non-qualified deferred compensation plan. Certain portfolio managers are eligible to participate in a profit-sharing plan based on the profitability of the assets they manage. Portfolio managers also are eligible for the standard retirement benefits, group insurance, medical and welfare benefits, and profit-sharing based on Securian Financial Group’s financial results. These benefits are generally available to all employees of Securian AM and Securian Financial Group.
Portfolio manager’s compensation is reviewed annually, and the level of compensation is based on individual performance, level of experience and responsibility, assets managed, competitive compensation surveys, and compensation guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. A brief description of each component of the portfolio manager’s compensation follows:
Base Salary — Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.
Annual Bonus — Annual bonuses are structured to align the interest of the portfolio manager with those of Securian AM and the Fund’s shareholders. The incentive plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance. Bonuses generally are split between cash (60% - 75%) and a long-term incentive (25% - 40%). The long-term incentive has a four-year vesting schedule and is intended to retain key associates. The available bonus pool for portfolio managers and other bonus eligible associates is determined based on Securian AM’s financial results. The Chief Investment Officer and/or other officers have discretion in allocating the bonus pool to the portfolio managers and other eligible employees in accordance with the bonus plan guidelines. The following factors are generally used in determining portfolio manager’s bonuses under the plan:
•  Investment Performance. Based on pre-tax performance versus a benchmark index, peer group or both. In the case of a Fund, the Fund’s benchmark index is described in the Trust’s prospectus. For peer group performance, the portfolio manager’s percentile ranking is determined based on the performance of managers of the same investment style at other firms. Benchmark and peer group comparisons are typically over one-year, three-year, or both performance periods.
•  Non-quantitative. The more qualitative contributions of the portfolio manager to Securian AM’s business and investment management team, including professional knowledge, complexity of assets managed, management responsibilities, productivity, and responsiveness to client needs are evaluated in determining the amount of the bonus award.
Deferred Compensation — the portfolio manager has the option to defer all or part of their cash and vested long-term incentives into a non-qualified deferred compensation plan. All elections must be made six months prior to the end of the performance measurement period.
Profit Share — Certain portfolio managers are paid a percentage of profits generated on the assets they directly manage. Profits generated from managing the Securian Fund Trust assets are included in the profit share.
Information Regarding Portfolio Managers — Cohen & Steers
This section reflects information about the portfolio managers as of December 31, 2024.
The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:
Name	Number of Other Registered Investment Companies	Assets of Other Registered Investment Accountss Managed ($MM)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed ($MM) (1)	Number of Other Accounts Managed (1)	Assets of Other Accounts Managed ($MM) (1)
John Cheigh	9	$18,421	30	$4,358	19	$4,353
Jason Yablon	18	$31,412	60	$17,167	53	$9,765(1)
Mathew Kirschner	9	$27,636	29	$12,839	31	$4,867(1)
Ji Zhang	11	$25,594	49	$14,600	42	$7,482(1)
(1)
One “Other Account” with total assets of $287 million as of December 31, 2024, is subject to performance based fees.
Compensation
Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc. (“CNS”), the parent company of Cohen & Steers. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS. Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results. The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the funds they manage.
On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of Cohen & Steers and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.
Cohen & Steers has a negligible number of accounts with performance-based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of Cohen & Steers.
Conflict of Interest
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size. Cohen & Steers generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues (and other limited investment opportunities) may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, Cohen & Steers also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows/liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve that end, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts in which Cohen & Steers and its affiliated companies holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.
Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if Cohen & Steers, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.
Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance-based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.
Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. Cohen & Steers maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Fund, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in our Fund.
Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.
Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2024, the portfolio managers of SFT Real Estate Securities Fund do not own any shares in such Fund or in any other Fund of the Trust.

Information Regarding Portfolio Managers — DIFA
This section reflects information about the portfolio manager as of December 31, 2024.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Bradley M. Klapmeyer*	5	$10,050,295,370	1	$7,396,751	8	$356,503,303***
Brad Angermeier*	5	$10,050,295,370	1	$7,396,751	8	$356,503,303***
Timothy J. Miller**	3	$1,614,858,793	1	$48,738,966	6	$182,896,808
Kenneth G. McQuade**	3	$1,614,858,793	1	$48,738,966	6	$182,896,808
Joshua Brown**	3	$1,614,858,793	1	$48,738,966	6	$182,896,808
*
Portfolio manager for SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)
**
Portfolio manager for SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)
***
1 account has a performance based fee - $46,893
Compensation
Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs, including the MAM Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
MAM Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the MAM Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation
Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Conflict of Interest
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund, or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA and its affiliates have established proprietary accounts and initial seed accounts, and also manage accounts for affiliated entities. A portfolio manager also may have invested in certain funds or accounts managed by DIFA or its affiliates. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. DIFA has adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.
Some of the accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest because portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
When DIFA and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which the proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2024, the portfolio managers of the SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund) and SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth Fund) do not own any shares in such Funds or in any other Fund of the Trust.

Information Regarding Portfolio Managers — MetWest
This section reflects information about the portfolio managers as of December 31, 2024.
The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:
PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)	NUMBER OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE BASED	TOTAL ASSETS (in millions)
Jerry Cudzil	RICs	26	$72,063	0	0
	Other Pooled Investment Vehicles	38	$23,211	10	4,025
	Other Accounts	179	$51,068	5	2,959
Ruben Hovhannisyan, CFA	RICs	27	$71,842	0	0
	Other Pooled Investment Vehicles	19	$16,280	1	241
	Other Accounts	162	$46,226	5	2,959
Bryan T. Whalen, CFA	RICs	27	$73,386	0	0
	Other Pooled Investment Vehicles	33	$18,584	4	511
	Other Accounts	210	$63,484	10	6,686
The team consists of three investment professionals: Jerry Cudzil, Group Managing Director and Generalist Portfolio Manager, Ruben Hovhannisyan, CFA, Managing Director and Generalist Portfolio Manager and Bryan T. Whalen, CFA, Group Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process along with Merrs. Cudzil, and Hovhannisyan Generalist Portfolio Managers, Mr. Whalen serves as Chief Investment Officer, with responsibility for developing the U.S. Fixed Income Group’s long-term economic outlook that guides strategies. Messrs. Whalen, Cudzil and Hovhannisyan have been with MetWest since May 2004, May 2012 and December 2007, respectively.
MetWest is a wholly-owned subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, provide a variety of investment management and investment advisory services and had approximately $195.3 billion in assets under management as of December 31, 2024.
Conflicts of Interest
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, the maintenance of a conflicts of interest matrix, reporting and pre-clearance of personal trading and oversight by various committees. On an annual basis TCW reviews its conflicts of interests across its products and businesses, and may update and add specific conflicts of interests pertaining to new products, regulatory priorities, market events, etc. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.
When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted policies and procedures around portfolio management and trading and brokerage to address most of these potential conflicts. In addition, TCW has created various committees to review trading and brokerage, the allocation of investment opportunities, performance dispersion, allocation dispersion, cross trades, performance fees and address other issues generally associated with side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
Compensation
Since MetWest is a subsidiary of TCW, MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below.
The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary
Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing
Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. TCW Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Portfolio Transactions Disclosure
In connection with its duties to arrange for the purchase and sale of securities held in the portfolio by placing purchase and sale orders for the Fund, MetWest shall select such broker-dealer (“brokers”) as shall, in MetWest’s judgment, implement the policy to achieve “best execution”, i.e., placing trades in ways that are intended to capture the maximum value of the investment ideas, giving due regard to all of the circumstances in which the trade is placed. In making such selection, MetWest is authorized to consider the reliability, integrity and financial condition of the broker.
MetWest is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of MetWest. The commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by MetWest that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or MetWest’s overall responsibilities as to the accounts as to which it exercises investment discretion and that MetWest shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The research that MetWest may receive for the Fund’s brokerage commissions, whether or not useful to the Fund, may be useful to MetWest in managing the accounts of MetWest’s other advisory clients. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. There may be occasions where MetWest believes that it would be in the best interest of the Fund to participate in a cross transaction between the Fund and an account managed by MetWest or an affiliate of MetWest. Any such cross transaction would be effected in compliance with the pricing and other requirements of applicable SEC rules (such as Rule 17a-7 under the 1940 Act) and any other applicable contractual restriction or regulatory requirements, as well as policies and procedures adopted by the Trust.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2024, the portfolio managers of the SFT Core Bond Fund does not own any shares in such Fund or in any other Fund of the Trust.
Information Regarding Portfolio Manager — T. Rowe Price
This section reflects information about the portfolio manager as of December 31, 2024.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
December 31, 2024	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ryan S. Hedrick	3	$34,262,166,633	7	$33,965,629,794	2	$316,429,932

Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500® Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the T. Rowe Price fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios (including T. Rowe Price funds) managed by the portfolio manager.
Conflict of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to the Fund. In addition, T. Rowe Price, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the Price Funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the Price Funds with respect to an investment also may be limited in situations in which an affiliate of the Price Funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more Price Funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the Price Funds with respect to an issuer in which a Price Fund has invested, and such actions (or refraining from action) may have a material adverse effect on such Price Fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the Price Funds) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2024, the portfolio manager of the SFT T. Rowe Price Value Fund does not own any shares in such Fund or in any other Fund of the Trust.
Information Regarding Portfolio Managers — Wellington Management
This section reflects information about the portfolio manager as of December 31, 2024.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
David A. Siegle	Registered Investment Companies	10	$24,527	0	$0
	Other Pooled Investment Vehicles	11	$1,988	0	$0
	Other Accounts	16	$5,133	2	$1,031

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
Douglas W. McLane	Registered Investment Companies	10	$24,527	0	$0
	Other Pooled Investment Vehicles	16	$2,756	3	$682.7
	Other Accounts	16	$5,133	2	$1,031
Compensation
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and Securian AM on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2024.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. McLane and Siegle are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
SFT Wellington Core Equity Fund	S&P 500 Index
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the SFT Wellington Core Equity Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the SFT Wellington Core Equity Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the SFT Wellington Core Equity Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the SFT Wellington Core Equity Fund, or make investment decisions that are similar to those made for the SFT Wellington Core Equity Fund, both of which have the potential to adversely impact the SFT Wellington Core Equity Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Investment Professionals may purchase the same security for the SFT Wellington Core Equity Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the SFT Wellington Core Equity Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Chally, McLane and Siegle also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2024, the portfolio managers of the SFT Wellington Core Equity Fund do not own any shares in such Fund or in any other Fund of the Trust.

Disclosure of Fund Holdings
The Board has adopted policies and procedures on the Trust’s behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Trust to prevent the selective disclosure of non-public information concerning the Funds, except in accordance with the Disclosure Policies. The Trust does not receive any compensation in return for the disclosure of information about a Fund’s securities or for any ongoing arrangements to make available information about a Fund’s securities.
The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Trust’s shareholders, on the one hand, and those of Securian AM and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of its fiduciary duties, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Trustees exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Trust’s shareholders and those of its service providers and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Trust shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board deems necessary. In addition, the Board oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.
The Board reserves the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.
The Trust files complete portfolio holdings schedules for each Fund as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Trust, Securian AM personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Such persons are subject to duties of confidentiality and trade prohibitions pursuant to the Securian AM Code of Ethics. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. Certain affiliated and unaffiliated entities that receive nonpublic portfolio holdings information are subject to a duty not to disclose or trade on such information if such duty is a contractual duty or is an independent obligation otherwise imposed.
•  Disclosure on a Delay. The Trust and Securian AM may publicly disclose all calendar quarter-end portfolio holdings of all Funds after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.
•  Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Trust’s administrative services agent, Securian Financial Group, and the Trust’s underwriter, Securian Financial. The frequency of disclosure varies and may be as frequent as daily, with no lag.
•  Unaffiliated Service Providers — Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Trust’s accountant, State Street Bank and Trust Company (“State Street”), that are involved in the daily accounting and investment administration services of the Trust and other services provided to the Trust, (ii) employees of the Trust’s custodian, State Street, (iii) employees of other unaffiliated service providers, Bloomberg LP, Interactive Data, Pricing and Reference Data, Inc. (IDC), Standard & Poor’s Securities Evaluations, Inc., Lipper, Inc., Eagle Investment Systems, Brown Brothers Harriman & Co., Moody’s Analytics Knowledge Services, FactSet Research Systems Inc., Glass, Lewis & Co., Markit WSO Corporation, MSCI, Inc., and Syntel Inc., that are involved with other operational functions for the Fund, including, but not limited to services such as maintenance of computer systems used by Securian AM or other service providers on behalf of the Trust and security pricing. The frequency of disclosure varies and may be as frequent as daily, with no lag. These parties are subject to contractual duties of confidentiality regarding portfolio holdings information.
•  Unaffiliated Service Providers — As Needed. Personnel of certain other unaffiliated third party service providers have access to Trust portfolio holdings information only as needed to provide services to the Trust. These service providers include (i) the Trust’s independent registered public accounting firm, KPMG LLP, (ii) the Trust’s general counsel and the independent legal counsel to the Trust’s independent trustees, Stradley Ronon Stevens & Young, LLP, (iii) the Trust’s financial printer and EDGAR filing agents, Donnelley Financial Solutions and Toppan Merrill Corporation, in connection with the printing of the Trust’s annual and semiannual reports to shareholders and the filing of the Trust’s reports on Form N-CSR, Form N-PORT and other reports with the SEC, and (iv) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Trust, Securian AM or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.
•  Disclosure to Sub-Adviser — Certain personnel employed by a sub-adviser to a Fund have daily access to portfolio holdings information as needed to conduct their sub-advisory services. This portfolio holdings information is subject to the portfolio holding policies of the sub-adviser.
•  Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities. The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.
•  Disclosure of Individual Fund Holdings. Certain spokespersons of Securian AM or the Trust may disclose or confirm the ownership of any individual holding position in materials prepared for Trust shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.
DISCLOSURE AS REQUIRED BY LAW. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions held in a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body or on the Trust’s website, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer, or an authorized designee.

WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Trust shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty or agreement not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by the disclosure.
Administrative Services
The Trust has entered into an agreement with Securian Financial Group, Inc. (“SFG”) and Securian AM, dated October 29, 2015, under which SFG provides accounting oversight, financial reporting, legal and other administrative services and Securian AM provides certain securities pricing services to the Trust. Under the agreement, each Fund reimburses SFG and Securian AM quarterly for the actual costs incurred by each in performing such services, as determined in accordance with their customary cost accounting procedures consistently applied. Additional accounting and administrative services are performed by State Street (see below). Also under the agreement, SFG oversees State Street’s performance of these services. During each of the last three calendar years the amounts paid by each Fund under the agreement for these services were as follows:
Fund	2024	2023	2022
SFT Balanced Stabilization Fund	$41,373	$41,055	$39,099
SFT Core Bond Fund	54,172	47,355	45,099
SFT Equity Stabilization Fund	41,473	41,055	39,099
SFT Government Money Market Fund	58,320	61,006	58,101
SFT Index 400 Mid-Cap Fund	39,674	36,854	35,098
SFT Index 500 Fund	39,674	36,854	35,098
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	38,674	36,854	35,098
SFT Macquarie Small Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	38,674	36,854	35,098
SFT Real Estate Securities Fund	39,674	36,854	35,098
SFT T. Rowe Price Value Fund	38,674	36,854	35,098
SFT Wellington Core Equity Fund	38,674	36,854	35,098
The Trust has also entered into separate agreements with State Street pursuant to which State Street provides daily accounting and investment administration services, Form N-CEN, N-MFP and N-PORT reporting, 18f-4 derivative exposure and liquidity related services for the Trust’s Funds. Under these agreements, each dated May 1, 2012, and subsequently amended, each Fund pays annual accounting and administration fees equal to a specified percentage of the Fund’s net assets, ranging from .01% to .04% depending on the Fund and its level of net assets, as well as various fixed fees and charges for other services provided under the agreements. During the last three calendar years, the amounts paid by the Fund or the predecessor entity of each Fund to State Street for these services were as follows:
Fund	2024	2023	2022
SFT Balanced Stabilization Fund	$223,302	$190,501	$190,539
SFT Core Bond Fund	314,832	251,727	225,486
SFT Equity Stabilization Fund	94,887	88,069	93,130
SFT Government Money Market Fund	119,772	96,849	106,142
SFT Index 400 Mid-Cap Fund	116,646	86,505	85,170
SFT Index 500 Fund	260,214	199,860	187,398
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	142,771	131,413	125,298
SFT Macquarie Small Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	79,057	76,275	74,756
SFT Real Estate Securities Fund	84,179	83,911	83,318
SFT T. Rowe Price Value Fund	82,635	76,275	75,428
SFT Wellington Core Equity Fund	83,687	84,515	77,168
Code of Ethics
Securian AM, Securian Financial and the Trust, together with the sub-advisers for the SFT Core Bond Fund, SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund), SFT Macquarie Small Cap Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund), SFT Real Estate Securities Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code’s provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Trust.
Proxy Voting Policies
The Trust and its Funds, excluding the SFT Core Bond Fund. SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth), SFT Macquarie Small Cap (formerly SFT Delaware Ivysm Small Cap Growth), SFT Real Estate Securities Fund, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, have delegated all proxy voting responsibilities to Securian AM. Securian AM has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) that are designed to ensure that proxies are voted in the best interests of the Funds in accordance with Securian AM’s fiduciary duties and legal and regulatory requirements. Securian AM has retained Glass Lewis & Co (“Glass Lewis”) as a proxy adviser. Securian AM will, in most cases follow proxy voting guidelines developed by Glass Lewis & Co. (the “Guidelines”). However, these Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Securian AM’s Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the Guidelines if such a vote is in a Fund’s best interests. Securian AM has an Investment Policy Committee, responsible for overseeing the Proxy Voting Policies, approving proxy voting policies and making voting decisions on ballots that give rise to a conflict of interest. All conflicts of interest will be resolved in the interests of the Funds. A summary of Securian AM’s Proxy Voting Policies is attached as Appendix D.
In the case of the SFT Real Estate Securities Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, Cohen & Steers. Cohen & Steers' proxy voting policy is attached as Appendix H. In the case of the SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth) and SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth) Funds, all proxy voting responsibilities have been delegated to such Fund’s investment sub-adviser, DIFA. A summary of DIFA’s proxy voting policies is attached as Appendix E. In the case of the SFT T. Rowe Price Value Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, T. Rowe Price. A summary of the

T. Rowe Price’s proxy voting policies is attached as Appendix F. In the case of the SFT Wellington Core Equity Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, Wellington Management. A summary of the Wellington Management proxy voting policies is attached as Appendix G. In the case of the SFT Core Bond Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, MetWest. MetWest’s proxy voting policy is attached as Appendix I.
Information regarding how the Trust (or its predecessor, Advantus Series Fund) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the SEC’s web site at http://www.sec.gov. The Trust will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Distribution Agreement
Securian Financial acts as the underwriter of the Trust’s shares, pursuant to a written agreement. The Board, including a majority of the trustees who are not parties to the agreement, or interested persons of any such party, last approved the Trust’s Underwriting and Distribution Agreement dated July 30, 2015 with Securian Financial (the “Distribution Agreement”) on February 27, 2025 . Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Trust, except for certain fees paid pursuant to the Trust’s Rule 12b-1 Plan of Distribution. See “Payment of Certain Distribution Expenses of the Trust,” below.
The Distribution Agreement may be terminated by the Trust or Securian Financial at any time by the giving of 60 days’ written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the trustees who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.
In the Distribution Agreement, Securian Financial undertakes to indemnify the Trust against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Trust in any way arising out of or in connection with the sale or distribution of the Trust’s shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Trust but not with Securian Financial.
Payment of Certain Distribution Expenses of the Trust
The Trust has adopted a Plan of Distribution (the “Plan”) relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, Class 2 shares and the SFT Balanced Stabilization, SFT Macquarie Growth (formerly SFT Delaware Ivysm Growth), SFT Macquarie Small Cap Growth (formerly SFT Delaware Ivysm Small Cap Growth), SFT Equity Stabilization, SFT Government Money Market and SFT T. Rowe Price Value Funds (Class 1 shares are not part of the Plan), pay a fee to Securian Financial, or to life insurance companies (“Insurance Companies”) whose variable insurance contracts (“Variable Contracts”) offer shares of the Trust, which, on an annual basis, is equal to .25% of each Fund’s average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Trust’s shares.
The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Trust or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and Fund composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract owner may require, or maintaining customer accounts and records.
In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) with respect to each Fund/Class, the Plan has been adopted prior to any public offering of the voting securities of the Fund/Class or prior to the sale of such securities to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the Trust, or affiliated persons of such promoters, or, if not so adopted, the Plan must have been approved by a vote of at least a majority of the outstanding voting securities of each such Fund/Class (Class 1 shares are not part of the Plan), and by a majority vote of both the full Board of Trustees of the Trust and those trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Trustees), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Trustees and the Independent Trustees, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust or of a particular Fund/Class, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Trust, or of a particular Fund/Class, and all material amendments must be approved by a majority vote of both the full Board of Trustees and the Independent Trustees, (5) while the Plan is in effect, the selection and nomination of any new Independent Trustees is committed to the discretion of the Independent Trustees then in office, and (6) the Trust’s underwriter, the Insurance Companies or others will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.
Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board and of the trustees who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company’s Board of Trustees, and the trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Trustees of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company’s disinterested Trustees are committed to the discretion of such disinterested Trustees. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the trustees who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Trustees meetings held February 27, 2025 , the Board so concluded.
During the fiscal year ended December 31, 2024, each Fund or each class of a Fund covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:
Fund/Class	Amount Paid
SFT Balanced Stabilization Fund	$1,612,572
SFT Core Bond Fund – Class 2 shares	1,068,990
SFT Equity Stabilization Fund	763,151
SFT Government Money Market Fund(a)	567,611
SFT Index 400 Mid-Cap Fund – Class 2 shares	466,452
SFT Index 500 Fund – Class 2 shares	2,149,005
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	1,582,379
SFT Macquarie Small Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	395,198
SFT Real Estate Securities Fund – Class 2 shares	263,462
SFT T. Rowe Price Value Fund	505,019
SFT Wellington Core Equity Fund – Class 2 shares	305,268
(a)
Effective May 1, 2012, Securian Financial Services, Inc. agreed to waive, reimburse or pay the SFT Government Money Market Fund’s Rule 12b-1 distribution expenses so that the Fund’s daily net investment income does not fall below zero (see “SFT Government Money Market Fund Net Investment Income Maintenance Agreement” above). A similar agreement with Securian Financial was previously approved by Advantus Series Fund, Inc., the Trust’s predecessor, covering the Money Market Portfolio of the Series Fund, effective October 29, 2009. The SFT Government Money Market Fund did not waive any 12b-1 fees for the year ending December 31, 2024.
In accordance with the Plan of Distribution, Securian Financial has entered into separate Trust Shareholder Services Agreements with Minnesota Life, dated May 1, 2012 and Securian Life, dated May 1, 2012 (Securian Life is an affiliate of Minnesota Life). Each of these Agreements provides that Minnesota Life or Securian Life will provide to the Trust, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life or Securian Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Funds of the Trust which are attributable to the Contracts issued by Minnesota Life or Securian Life, respectively, and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board, including a majority of the Independent Trustees, on February 27, 2025 .
The Plan of Distribution could be construed as a “compensation plan” because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Trust’s shares than it receives as distribution fees pursuant to the Plan of Distribution for the Funds covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

Custodian
Pursuant to a custodian agreement approved by the Board, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105, is the custodian for each Fund of the Trust.
Independent Registered Public Accounting Firm
KPMG LLP, acts as the Trust’s independent registered public accounting firm and provides audit services to the Trust, including audits of the Trust’s annual financial statements.
Legal Counsel
The firm of Stradley Ronon Stevens & Young, LLP serves as the Trust’s general counsel.
Fund Transactions and Allocation of Brokerage
Investment Adviser: Securian AM
The Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds of the Trust, except for a Fund which has entered into a sub-advisory agreement. There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. The Adviser considers the full range and quality of a broker’s services in placing brokerage, including the value of research services provided (as defined in the Securities Exchange Act of 1934), execution capability, commission rate, financial responsibility and responsiveness. The Trust may pay higher than the lowest commission rates (on equity securities) or higher than the lowest price (on fixed income securities) available. Research services considered by the Adviser include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Adviser, the Trust enables the Adviser to supplement its own investment research activities and allows the Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Trust. To the extent such commissions are directed to these other brokers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Trust from these commissions.
There is no formula for the allocation by the Advisers of the Trust’s brokerage business to any broker-dealers for brokerage and research services. However, the Adviser will authorize the Trust to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.
To the extent research services are used by the Adviser in rendering investment advice to the Trust, such services would tend to reduce the Adviser’s expenses. However, the Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Adviser, and conversely, research services received by the Adviser in respect of transactions for such other portfolios will be available for the benefit of the Trust.
During the fiscal years ended December 31, 2024, 2023 and 2022, brokerage commissions paid by the Funds were:
	Brokerage Commissions Paid
Fund	2024	2023	2022
SFT Balanced Stabilization Fund	$49,112	$75,748	$63,499
SFT Core Bond Fund	9,015	10,504	18,440
SFT Equity Stabilization Fund	27,744	42,368	53,067
SFT Government Money Market Fund	—	—	—
SFT Index 400 Mid-Cap Fund	19,889	15,266	7,483
SFT Index 500 Fund	19,424	9,572	14,190
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	17,167	18,154	23,219
SFT Macquarie Small Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	118,211	92,373	103,372
SFT Real Estate Securities Fund	34,420	32,576	100,694
SFT T. Rowe Price Value Fund	52,843	48,948	136,572
SFT Wellington Core Equity Fund	16,397	14,545	9,547
Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Trust for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.
The Trust will not execute portfolio transactions through any affiliate, except as described below. The Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.
Consistent with achieving best execution, the Trust may participate in so-called “directed brokerage” (or “Commission recapture”) programs, under which brokers (or dealers) used by the Trust remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Trust’s Board, either the Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Fund returns.
In addition to providing investment management services to the Trust, Securian AM provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Trust are also deemed advisable for one or more of such accounts, so that Securian AM may decide to purchase or sell the same security at or about the same time for both the Trust and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Trust, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Trust’s participation in such transactions on balance will produce better net results for the Trust.
The Trust’s acquisition during the fiscal year ended December 31, 2024, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:
Name of Issuer	Value of Securities Owned in the Funds at End of Fiscal Year
BofA Securities, Inc.	17,258,475
Citigroup Global Markets Inc.	10,407,026
Goldman Sachs & Co. LLC	9,790,717
J.P. Morgan Securities LLC	8,793,552
UBS Securities LLC	7,380,974
Morgan Stanley & Co. LLC	7,350,278
Jefferies LLC	2,648,968
RBC Capital Markets, LLC	706,270
Sub-Adviser: Cohen & Steers
Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Fund generally does not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. Cohen & Steers will only cause the Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment of the Fund.
In selecting a broker to execute each particular transaction, Cohen & Steers generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. Cohen & Steers will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.

Cohen & Steers shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if Cohen & Steers determines in good faith that the commission was reasonable in relation to the value of the research service provided.
Research and investment information may be provided by brokers at no cost to Cohen & Steers, and available for the benefit of other accounts advised by Cohen & Steers, and their affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Cohen & Steers’ expenses, it is not possible to estimate its value, and in the opinion of Cohen & Steers, it does not reduce Cohen & Steers’ expenses in a determinable amount.
Cohen & Steers may take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).
Pursuant to its internal procedures, Cohen & Steers regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.
Sub-Adviser: DIFA
Since certain clients have similar investment objectives and programs, DIFA generally will place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if it is believed that joint execution is in the best interest of each participant, will result in best execution and not systematically advantage or custody any single client or group of clients over time. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions at different prices, each account participating in the order will be allocated an average price obtained from the executing broker. To ensure the equitable distribution of investment opportunities among clients of the firm, DIFA has adopted written trade allocation guidelines for its trading desks. Because a pro rata allocation does not always accommodate all facts and circumstances (such as initial public offerings), the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (1) to eliminate de minimis positions; (2) to give priority to accounts with specialized investment policies and objectives; (3) to reallocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure; and (4) to adjust trade allocation due to issuer or other required minimum piece sizes. Also, with private placement transactions, conditions imposed by the issuer or client limit availability of allocations to client accounts. Although the joint execution of orders and/or other allocation of orders could, in some cases, adversely affect the price or volume of the security that a particular account obtains, it is the opinion of DIFA that the advantages of combined orders and/or other allocation outweigh the possible disadvantages of separate transactions. At times, we place trades for certain accounts that are in direct conflict with the investment strategies and trades of other accounts. This occurs for instance, when DIFA places conflicting buy and sell orders in the same security. Clients should be aware that this conflict of interest can cause the market prices of the securities held by the other accounts to be adversely affected.
DIFA selects brokers, dealers, and banks to execute transactions for the purchase or sale of equity securities based upon a judgment of their professional capability to provide the service. The primary consideration is to seek brokers or dealers that provide “best execution.” A determination of “best execution” encompasses many factors, including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account in the transaction.
With respect to fixed income securities, DIFA generally makes its purchases in the primary or secondary markets where another party may act as principal for the securities on a net basis. Accordingly, no commission is paid by the client, although the price usually includes undisclosed compensation such as a bid/ask spread to the market-maker. Transactions effected through broker-dealers serving as primary market-makers reflect the spread between the bid and asked prices. In certain circumstances, DIFA purchases securities available from underwriters at prices that include underwriting fees.
DIFA uses investment research in its investment process. In order to pay for some of the investment research that is obtained from third-party sources, DIFA employs the use of soft dollars. Soft dollars are an arrangement in which a portion of each commission is used to pay for eligible services or research in addition to certain aspects of trade execution that are permissible under the safe harbor. DIFA utilizes CSAs to facilitate the payments to such providers. With a CSA, one combined commission rate is paid to an executing broker. A portion of the client commission is directed to the broker for its execution services while the other portion is a separately identified charge that is paid to a pool of “credits” and is used to obtain research products or services for the benefit of DIFA’s investment decision making process. DIFA utilizes a global execution only commission rate card that is structured by market and by channel. This applies to all investment teams. Additionally, DIFA matches and settles trades using CTM and the DTCC process allowing for the bifurcation of the commissions amounts into an Ex-Only rate and a CSA rate. After accumulating credits within the pool, DIFA will subsequently direct that those credits be used to pay certain parties in return for eligible research products or services. Management believes that all soft dollar credits from equity trades are limited to those permissible under the safe harbor provisions of Section 28(e) of the Securities Exchange Act of 1934.
The types of research and services received by DIFA may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities. In addition, the research or services received may include analyses and reports concerning issuers, securities, or industries; information on economic factors and trends; assistance in determining portfolio strategy; providing execution and clearance services and analysis information; and providing portfolio performance evaluation and technical market analysis. The research received by DIFA may also be proprietary research provided by the broker-dealer executing the trade or third-party research obtained by the broker-dealer executing the trade. DIFA generally uses these services, and other research services, in connection with its investment decision-making process with respect to one or more funds and accounts, rather than using them exclusively with respect to the fund or account generating the brokerage business
Before any product or service that qualifies as research may be paid for with commissions, it must be determined that the product or service will, in fact, be used to perform bona fide research as part of the investment decision making process. In cases where a product or service may have a “mixed-use,” meaning that a portion of the product is used to do bona fide research as part of the investment decision-making process and part of it is used for a non-research purpose, an allocation must be made by the Equity Department to evaluate the research and non-research uses of the product or services. The allocation is reviewed by the Legal and Compliance Departments. The cost of this “mixed-use” product or service must be paid using both hard dollars and commissions, the hard dollars being paid by DIFA for the non-research portion and commissions for the research portion.
DIFA is unable to specifically quantify the impact that the research obtained on a “soft dollar” basis would have on the Funds’ advisory fees. DIFA believes that the use of hard dollars to obtain the research and information would potentially increase the cost of providing services to the Funds. However, DIFA believes that the use of such research, and obtaining such research on a “soft dollar” basis, is in the best interests of the Funds.

Sub-Adviser: MetWest
The MetWest brokerage policy is governed by the TCW Trading and Brokerage Policy (Trading Policy). The Trading Policy is intended to provide guidance on the implementation of trading, brokerage and related activities for TCW and its affiliates, including MetWest. The Trading Policy is designed to facilitate the following goals:
•  achieving best execution when trading,
•  execution of trades on behalf of clients of TCW and its affiliated, including MetWest, in a timely, fair, and cost-effective manner,
•  fairness to advisory clients of TCW and its affiliates, including MetWet, both in priority of order execution and in the allocation of the price obtained in execution of trades,
•  compliance with client trading-related mandates and investment restrictions, management objectives, and the fiduciary obligations imposed upon TCW and its affiliates, including MetWest, by applicable law,
•  addressing potential or actual conflicts of interest in the trading process,
•  conducting transactions with affiliates in a manner that is in the best interests of the client or fund and in compliance with all regulatory and legal requirements,
•  correction of trade errors fairly and equitably and on a timely basis,
•  appropriate oversight by the TCW’s Trading Review Committees,
•  accurately recording trade orders and client account positions, and
•  compliance with applicable rules of the SEC, ERISA, CFTC, and any other applicable regulatory regimes.
The general policy of MetWest to seek overall best execution in consideration of the prevailing circumstances. Best execution is not easily quantifiable, or definable, because it encompasses many potential factors such as: (i) price; (ii) commission; (iii) speed of execution; (iv) confidentiality/transparency; (v) market depth; (vi) market volatility; (vii) capital commitment; relationship with broker (including: responsiveness, accuracy, reputation, timeliness, credit strength); (ix) services offered by the broker; (x) access to company information; and (xi) recent order flow, to name a few. Some or all of these factors may play a role in determining what is considered best execution in any given transaction. Generally, best execution means seeking to achieve the best overall terms for a transaction available under the circumstances by employing an efficient trading process, and does not necessarily result in the lowest available price or commission for any particular transaction.
Fixed income securities (including, but not limited to, investment grade fixed income, high yield fixed income, emerging markets fixed income and mortgage-backed securities) and bank loans, generally are purchased from the issuer, or a primary market-maker acting as principal, on a net basis without a stated commission but at prices generally reflecting a dealer spread. When executing such fixed income trades for clients of MetWest, portfolio managers and/or traders are to seek to obtain the best execution for the client, considering such factors as price (including the applicable dealer spread), size of order, timing, difficulty of execution, number and reliability of available counterparties, and likelihood of settlement for the security. For High Yield securities and bank loans, portfolio managers and/or traders consider those same factors, but in addition, take into account the liquidity of the security and overall market technicals. Achieving best execution for trades in less liquid securities and bank loans is a function not only of the best price but also the ability to provide or establish adequate liquidity in a given security.
In addition to the general factors that may impact best execution for any security, best execution for fixed income securities is complicated by the unique profile of each individual CUSIP. Accordingly, the approach to best execution for fixed income securities typically depends on an assessment of a number of factors that may include broker activity in the security and comparable securities, market conditions for comparable securities, the overall liquidity of the security, taking into consideration potential variance of that liquidity in the future, the security’s sector, type, structure, tenor/maturity, priority, amortization, coupon, covenants, collateral if any, trading restrictions if any, issue size, and other characteristics, and the issuer’s creditworthiness and stability. Fixed income securities may be traded as individual securities or as portfolios. For less liquid fixed income securities, traders may also need to consider potential market or price impact, particularly if the order size is significant relative to the market or a limited number of brokers are making markets in the security.
Sub-Adviser: T. Rowe Price
T. Rowe Price seeks best execution on all trades consistent with fiduciary and regulatory requirements. T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e). Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Broker-dealers may provide proprietary research to T. Rowe Price in connection with brokerage relationships, including fixed income relationships.
Sub-Adviser: Wellington Management
Wellington Management seeks best available price and most favorable execution (“Best Execution”) of the orders placed by our Portfolio Managers. We define Best Execution as a process, not a result: it is the process of executing portfolio transactions at prices and, if applicable, commissions that provide the most favorable total cost or proceeds reasonably obtainable under the circumstances (taking into account all relevant factors). Trading practices, regulatory requirements, liquidity, public availability of transaction information and commission structures vary considerably from one market to another. Best Execution incorporates many such factors, as well as the Portfolio Manager’s investment intentions, and involves an evaluation of the trading process and execution results over extended periods. We regularly monitor our trade executions to assess our effectiveness in seeking Best Execution and use third-party analysis where applicable. We can never know with certainty that we have achieved Best Execution on any given trade, but we believe that over time we do achieve Best Execution.
Wellington Management will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Fund, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments in accordance with Wellington Management’s Policy and Procedures on Order Execution as amended from time to time. Wellington Management will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. Wellington Management will act in good faith and with reasonable skill and care in the selection, use and monitoring of Brokers and shall seek Best Execution of the Fund’s trades, considering all relevant circumstances. Subject to the foregoing, Wellington Management will seek to execute transactions for the Fund in accordance with the Wellington Management’s trading policies, as disclosed by Wellington Management to the Fund from time to time. Wellington Management executes orders with broker/dealers that provide research services to us when the trader handling the order believes that the broker/ dealer can provide Best Execution. In instances where the trader believes that more than one broker/dealer can provide Best Execution (which is often the case), the trader may consider the research services provided by a broker/ dealer as a deciding factor in choosing a particular broker/dealer to execute the order.

On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, Wellington Management, to the extent permitted by applicable law and as provided in its Policies and Procedures regarding Allocation of Trades, may, but is not required to, aggregate the securities to be so sold or purchased in order to seek to obtain the best execution or lower brokerage commissions, if any, to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.
Purchase and Redemption of Shares
Shares of the Trust are currently offered continuously at prices equal to the respective net asset values of the Funds only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Trust’s underwriter. It is possible that at some later date the Trust may offer its shares to other investors and it reserves the right to do so.
Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and (c) the SEC by order permits postponement for the protection of shareholders.
Trust Shares and Voting Rights
The Trust is a Delaware statutory trust organized on July 8, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board has established thirteen series, each previously named and defined collectively as the “Funds.”
All shares of all Funds have equal voting rights, except that only shares of a particular Fund are entitled to vote certain matters pertaining only to that Fund. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all Trust shareholders may not be binding on a Fund whose shareholders have not approved such matter.
Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements pertaining to that class of shares. Further, each class of shares has separate voting rights on any other matter submitted to shareholders in which the interests of a class of shareholders differ from the interests of the holders of any other class of shares and to the extent required by the Amended and Restated Agreement and Declaration of Trust and bylaws of Securian Funds Trust, the Delaware Statutory Trust Act, and the 1940 Act.
Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Fund/Class and in net assets of such Fund/Class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund/Class, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Trust shares do not have cumulative voting rights, which means that the holders of more than half of the Trust shares voting for election of trustees can elect all of the trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any trustees.
Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing trustees will be held when required by law, when or at such time as less than a majority of trustees holding office have been elected by shareholders, or at such other time as the trustees then in office deem it appropriate to call a shareholders’ meeting for the election of trustees. At meetings of shareholders, each share is entitled to one vote for each share owned. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of trustees can elect all of the trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.
The Declaration of Trust provides that a trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.
Because of the pass-through voting structure of variable insurance contracts, the owners of the variable annuity contracts and variable life insurance policies (“Contract owners”) who invest in the Trust are entitled to provide voting instructions to Minnesota Life and any other insurance company with regard to Trust shares held in insurance company separate account(s) on behalf of such Contract owners. Minnesota Life is required by law to request voting instructions from Contract owners with respect to such shares and must vote shares in accordance with the instructions received. In addition, with respect to shares for which no voting instructions are received, Minnesota Life must vote such shares in proportion to the shares for which voting instructions are received. As a result, a small number of voting Contract owners may be able to control the Trust.
Principal Shareholders
The officers and trustees of the Trust cannot directly own shares of the Funds, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and trustees as a group own less than 1% of the outstanding shares of each Fund.
No shareholder owns 5% or more of the outstanding shares of any Fund except as set forth below. As of March 31, 2025, all of the outstanding shares of each Fund were owned by Minnesota Life Insurance Company and its life insurance affiliates, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:
Fund Name	Shares Outstanding
SFT Balanced Stabilization Fund	24,656,819
SFT Core Bond Fund Class 1	4,056,434
SFT Core Bond Fund Class 2	167,133,989
SFT Equity Stabilization Fund	17,616,631
SFT Government Money Market Fund	225,602,317
SFT Index 400 Mid-Cap Fund Class 1	5,074,280
SFT Index 400 Mid-Cap Fund Class 2	21,452,037
SFT Index 500 Fund Class 1	21,809,984
SFT Index 500 Fund Class 2	36,003,403
SFT Macquarie Growth Fund (formerly SFT Delaware Ivysm Growth Fund)	13,671,016
SFT Macquarie Small Growth Fund (formerly SFT Delaware Ivysm Small Cap Growth Fund)	6,207,945
SFT Real Estate Securities Fund Class 1	2,339,150
SFT Real Estate Securities Fund Class 2	14,585,948
SFT T. Rowe Price Value Fund	7,445,292
SFT Wellington Core Equity Fund Class 1	236,143
SFT Wellington Core Equity Fund Class 2	3,660,774
Net Asset Value
The net asset value of the shares of the Funds is computed once daily, and, in the case of SFT Government Money Market Fund, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Trust’s portfolio securities will not materially affect the current net asset value of such Trust’s shares, (ii) days during which no such Trust’s shares are tendered for redemption and no order to purchase or sell such Trust’s shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Fund at that time. Expenses, including the investment advisory fee payable to Securian AM, are accrued daily. Net asset value per share is computed separately by Class for each Fund offered in two classes. Because different expenses are applicable to Class 1 and Class 2 shares, the net asset value per share of Class 1 shares of a Fund generally will not be the same as the net asset value per share of Class 2 of the same Fund.
Securities, except securities held by the SFT Government Money Market Fund, including put and call options, which are traded OTC and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which OTC market quotations are readily available are valued on the basis of the last current bid price. If market quotations are not available for certain Fund Investments, Securian AM, in its capacity as the Board designated Valuation Designee (as defined under Rule 2a-5 of the 1940 Act), performs fair value determinations pursuant to the requirements of Rule 2a-5 and in accordance with Board-approved valuation policies and procedures of the Trust. A Fund’s investments may also be valued at fair value if Securian AM determines, in its capacity as the Valuation Designee that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment Under the provisions of the Trust’s valuation policies and procedures, State Street values the assets of the Trust utilizing certain information sources as approved from time to time by the Board. State Street may use certain pricing services provided by third party vendors in connection with the valuation of the Trust’s holdings, for example, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.
All instruments held by the SFT Government Money Market Fund are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Fund, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.
The SFT Government Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act. Pursuant to Rule 2a-7, the Board has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $1.00 per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board has undertaken, as a particular responsibility within the overall duty of care owed to the Fund’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the Fund’s net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Fund’s amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board’s review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.
In the event of a negative interest rate environment, the net income of the SFT Government Money Market Fund may fall below zero (i.e., become negative). If the SFT Government Money Market Fund has negative gross yield as a result of negative interest rates, then the Board may consider enacting certain measures to seek to maintain a stable net asset value per share at $1.00, such as the implementation of a “reverse distribution mechanism," subject to applicable law and the provisions of the Fund’s organizational documents. Alternatively, the Fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.
A fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduced the number of shares held by the investor. There is no assurance such measures will result in a stable net asset value per share of $1.00. After a cancellation of shares, the basis of canceled shares would be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of the Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced through share cancellation. Due to a lack of guidance regarding share cancellation, however, the tax consequences of such cancellation of shares to the Fund and its shareholders is unclear and may differ from that just described. If the Fund were to float its net asset value, it would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in a fund that floats its net asset value would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.
SEC Rule 2a-5 under the 1940 Act, established an updated regulatory framework for registered investment company valuation practices.
The Board may, in its discretion, suspend redemptions if, among other things, (i) the SFT Government Money Market Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets; or if the Fund’s price per share as computed for the purpose of distribution, redemption, and repurchase, rounded to the nearest 1%, has deviated from its stable price per share, or if the Board, including a majority of independent trustees, determines that such deviation is likely to occur; and (ii) the Board, including a majority of the independent trustees, has irrevocably approved the liquidation of the Fund.
Taxes
General. Each Fund is treated as a separate entity for federal income tax purposes. It is expected that the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as disregarded entities or partnerships for federal income tax purposes are not required to distribute taxable income. Funds other than the SFT Government Money Market Fund will not distribute taxable income. The SFT Government Money Market Fund will distribute taxable income as necessary to maintain a one dollar ($1.00) per share net asset value.
A Fund that qualifies as a partnership generally is not subject to income tax, subject to the application of certain partnership audit rules, and any income, gains, deductions or losses of the Fund would instead pass through and be taken into account for federal income tax purposes by its partners, which would be Minnesota Life and Securian Life through their respective separate accounts.
A Fund that qualifies as a disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner. The owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses related to those assets.
To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Code and the Investment Company Act. Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable to the contract owner as income immediately.
A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of income received by the Fund.
Some of a Fund’s investments, such as certain option transactions as well as futures contracts, may be “Section 1256 contracts.” Gains and losses on Section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for federal income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).
Certain positions undertaken by a Fund may constitute “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.
If more than 50% of a RIC’s total assets at the end of a fiscal year is invested in foreign securities, the RIC may elect to pass through to its shareholders their pro rata share of foreign taxes paid by the RIC. If this election is made, the RIC may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Funds due to certain limitations that may apply. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. Any of the Funds taxed as a partnership for federal income tax purposes also may pass-through foreign taxes it pays to partners for such partners to either deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax.
Under the new partnership audit rules, which are generally applicable to tax years beginning after December 31, 2017, the IRS may collect any taxes resulting from audit adjustments to the Funds' income tax returns (including any applicable penalties and interest) directly from a Fund. In that case, current investors would bear some or all of the tax liability resulting from such audit adjustment, even if they did not own interests in the Fund during the tax year under audit. The Funds may have the ability to shift any such tax liability to the investors in accordance with their interests in the Funds during the year under audit, but there can be no assurance that the Funds will be able to do so under all circumstances. For taxable years not subject to the new audit rules, items of Fund income, gain, loss, deduction and credit will be determined at the Fund level in a unified audit. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE WITH RESPECT TO THE TAXATION, DEDUCTIBILITY OR CAPITALIZATION OF ANY ITEM BY THE FUNDS OR INVESTORS. In addition, the “partnership representative” will have the sole authority to act on the Funds' behalf for purposes of, among other things, federal income tax audits and judicial review of administrative adjustments by the IRS, and any such actions will be binding on the Fund and all of the investors.

The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.
As the sole shareholders of the Trust will be Minnesota Life, Securian Life and their respective separate accounts, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.
The Standard & Poor’s License
Standard & Poor’s Dow Jones Indices (“S&P®”) is a division of the S&P Global, Inc. S&P® has trademark rights to the marks “Standard & Poor’s®,” “S&P®,” “S&P 500®, “S&P 400®,” “Standard & Poor’s 500®,” “Standard & Poor’s MidCap 400®,” and “500®” and has licensed the use of such marks by the Trust, the SFT Index 500 Fund and the SFT Index 400 Mid-Cap Fund.
The SFT Index 500 Fund and the SFT Index 400 Mid-Cap Fund (collectively, the “Funds”) are not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P®’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index and the S&P MidCap 400® Index which are determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Funds or the owners of the Trust into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P® is not responsible for and has not participated in the determination of the net asset value or public offering price of the Funds nor is S&P® a distributor of the Fund. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Funds.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P® HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P 400® MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Financial Statements
The financial statements for the year ended December 31, 2024 for Securian Funds Trust, including the financial highlights for each of the respective periods presented, appearing in the Annual Report to Shareholders for Securian Funds Trust, and the report thereon of its independent registered public accounting firm, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

Appendix A — Mortgage-Related Securities
Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to investors such as the Trust. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.
Underlying Mortgages
Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.
All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.
Liquidity and Marketability
Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.
Average Life
The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.
A-1

Yield Calculations
Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.
Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Funds. The compounding effect from reinvestments of monthly payments received by the Funds will increase the yield to shareholders compared to bonds that pay interest semi-annually.
A-2

Appendix B — Bond and Commercial Paper Ratings
Bond Ratings
Moody’s Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:
AAA. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA. Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
B-1

BBB. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB. Debt rated “BB” has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.
B. Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.
Standard & Poor’s Corporation applies indicators “+”, no character, and “-” to the above rating categories. The indicators show relative standing within the major rating categories.
Commercial Paper Ratings
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. Among the factors considered by Moody’s Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
The rating A-1 is the highest rating assigned by Standard & Poor’s Corporation to commercial paper which is considered by Standard & Poor’s Corporation to have the following characteristics:
Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.
B-2

Appendix C — Futures Contracts
Example of Futures Contract Sale
The Trust’s Funds would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund’s portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.
In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.
The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.
If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.
Example of Futures Contract Purchase
The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.
For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.
Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise
C-1

from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.
The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.
If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.
In each transaction, nominal transaction expenses would also be incurred.
Tax Treatment
The treatment of futures contracts for federal income tax purposes is described herein under the section entitled “Taxes.”
C-2

Appendix D — Securian Asset Management, Inc.
Proxy Voting Policy and Procedure
PURPOSE
The purpose of this Proxy Voting Policy and Procedure (the “Policy”) is to set forth the principles, guidelines and procedures by which Securian Asset Management, Inc. (“Securian AM”) votes the proxies for the securities owned by its clients for which Securian AM has responsibility for voting proxies (the “Proxies”). The Policy has been designed to ensure the Proxies are voted in the best interest of the clients in accordance with our fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser’s interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients
The Policy does not apply to any client that has retained the authority and discretion to vote its own proxies or delegated such authority and discretion to any entity other than Securian AM. Securian AM takes no responsibility for the voting of any proxies on behalf of such clients. For those client portfolios where Securian AM has hired a sub-adviser and where the sub-adviser has accepted the duty and responsibility to vote proxies for client accounts (“Sub-Adviser Proxy Delegation”), Securian AM shall have no responsibility for voting proxies in such client accounts
POLICY
Securian AM will vote Proxies in the best interests of the clients. For client accounts subject to ERISA, Securian AM shall act for the exclusive benefit of plan participants and beneficiaries.
The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is Securian AM’s general policy that the shareholder should become involved with these matters when management has failed and the corporation’s performance has suffered or to protect the rights of shareholders to take action.
The guiding principle by which Securian AM votes on all matters submitted to security holders is to seek the maximization of the ultimate economic value of the securities held by its clients. This guiding principle involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders’ investments over the long term. However, Securian AM will vote proxies by taking into account any guidelines furnished by a client (“Client Directed Proxy Guidelines”). In such cases Securian AM will follow the Client Directed Proxy Guidelines in voting Proxies for that client.
It is the general policy of Securian AM to vote on all matters presented to security holders in any Proxy, but Securian AM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Securian AM, the costs associated with voting such Proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Securian AM.
There may be situations in which Securian AM cannot vote Proxies. For example, Securian AM may not be given enough time to process the vote. Securian AM, through no fault of its own, may receive a meeting notice from the company too late. In addition, if Securian AM has outstanding sell orders, the Proxies for those

Proxy Voting Policy and Procedure
meetings may not be voted in order to facilitate the sale of those securities. Although Securian AM may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Securian AM ultimately may decide not to vote those shares.
procedures
A.Adoption of Guidelines and Authority
1.
Securian AM has retained Glass Lewis & Co. (“Glass Lewis”) as a proxy adviser and to provide services in connection with proxy voting. Except as set forth in Section A.2., below, Securian AM will follow the proxy voting guidelines developed by Glass Lewis (“Glass Lewis Guidelines”). A copy of the Glass Lewis Guidelines is attached hereto as Exhibit I. The final authority and responsibility for proxy voting decisions remains with Securian AM.
2.
Securian AM reserves the right to cast votes contrary to the Glass Lewis Guidelines if it deems it necessary and in the best interest of its clients or if voting contrary to such guidelines would be in furtherance of Client Directed Proxy Guidelines. If Securian AM does not vote Proxies in accordance with the Glass Lewis Guidelines, the Chief Compliance Officer (the “CCO”) of Securian AM, or the CCO’s designee, will document the rationale for each such vote.
SECURIAN AM INVESTMENT RISK OVERSIGHT COMMITTEE AND CONFLICTS OF INTEREST
A. Investment Risk Oversight Committee
Pursuant to its charter, the Investment Risk Oversight Committee of Securian AM is responsible for overseeing the Policy, approving the Policy, and making voting decisions on ballots that give rise to a conflict of interest.
B. Conflicts of Interest
1.
All conflicts of interest will be resolved in the interests of Securian AM clients. A conflict of interest between the interests of Securian AM and its clients can occur at several levels. Glass Lewis could have a conflict of interest because of relationships it has with a portfolio company. Securian AM could have a conflict of interest because of a business relationship that either it or its affiliates have with a portfolio company. There could also be a conflict of interest because of a personal or business relationship between a Securian AM employee and a portfolio company or its employees.
2.
Since Glass Lewis Guidelines are pre-approved by Securian AM, application of the guidelines by portfolio managers to vote Proxies should in many instances adequately address any potential conflicts of interest. A conflict could occur if the Glass Lewis Guidelines specify that a vote will occur on a case-by-case basis. A conflict could also occur if a portfolio manager wishes to override a Glass Lewis Guideline in a particular situation.
3.
If a conflict of interest is identified by the voting portfolio manager, the voting portfolio manager should immediately inform Securian AM compliance of the conflict of interest unless one of the following is present:
a.
The Glass Lewis Guidelines specify how to vote and the voting portfolio manager is voting in accordance with Glass Lewis Guidelines.

Proxy Voting Policy and Procedure
b.
If the Glass Lewis Guidelines specify that such issue is case by case and Glass Lewis has made a recommendation on how to vote and the voting portfolio manager is voting in accordance with such recommendation.
In all other instances where a conflict of interest has been identified, the voting portfolio manager will notify the compliance department who will call a meeting of the Investment Risk Oversight Committee for review and direction. In these situations, the voting portfolio manager will not vote the security until directed by the Investment Risk Oversight Committee. The Investment Risk Oversight Committee will decide how to vote the Proxy.
The following are among the Proxy voting options that may be considered by the Investment Risk Oversight Committee: (i) follow the prescribed Glass Lewis Guidelines as applicable, (ii) follow the recommendation of Glass Lewis for case by case votes if Glass Lewis has made such a recommendation, (iii) delegate the decision to a third party, (iv) have the client vote its own Proxy, (v) disclose the conflict to the client, or (vi) defer to the voting recommendation of the client. The Proxy will be handled in the manner authorized by the Investment Risk Oversight.
4.
Each sub-adviser will identify and resolve conflicts of interest relating to proxies which it votes in accordance with its own internal procedures.
5.
The application of Client Directed Proxy Guidelines may, in certain instances, result in Securian AM voting differently for that client than it does for other clients not subject to Client Directed Proxy Guidelines. This does not constitute a conflict of interest.
REQUESTS FOR PROXY VOTING POLICIES OR PROXY VOTING RECORDS
A.
Securian Funds Trust Requests. If a Securian Funds Trust (“SFT”) contract holder has requested a copy of the SFT proxy voting policies and procedures or proxy voting record, Securian AM Compliance will work with the appropriate life insurance and/or annuity department to provide a copy to the contract holder within three (3) business days.
B.
Non-Securian Funds Trust Requests. If any other client requests a copy of the Securian AM Proxy Voting Policy and Procedure or the client’s proxy voting record, Securian AM compliance will provide a copy to such person within three (3) business days.
RECORDKEEPING
Securian AM or its designee maintains a record of all proxy voting decisions and votes cast to the extent required by applicable law and regulations. This includes the following:
A.
Proxy Voting Policies and Procedures
B.
Proxy statements received for clients
C.
Records of votes cast on behalf of clients
D.
Records of written requests for proxy voting information and written responses from Securian AM to either a written or oral request
E.
Any documents prepared by Securian AM or its agent that were material to making a proxy voting decision or that memorialized the basis for the decision.
F.
All documents prepared or that Securian AM causes to be prepared, including without limitation all internal process documents, as part of any Form N-PX filing that Securian AM makes or causes to be made.

Proxy Voting Policy and Procedure
CERTAIN RESPONSIBILITIES FOR SFT FUNDS
Under the Proxy Voting Policy adopted by SFT (the “SFT Proxy Voting Policy”) certain additional responsibilities have been delegated to Securian AM. Securian AM will perform such duties in the manner set forth in the SFT Proxy Voting Policy.
Exhibits:
Exhibit I – Glass Lewis Guidelines
Written By: Vicki Bailey
Last Reviewed By: Jason Thibodeaux, Jessica Parrucci, June 2024
Compliance Procedure Effective Date: October 1, 2004
Version: 2024
Business Owner: Investment Risk Oversight Committee, Jeremy Gogos, Merlin Erickson,
Securian AM Operations (for Form N-PX filings)

Appendix E — Macquarie Asset Management Global Proxy Voting Policies and Procedures (May 2024)
Introduction
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities and multi-asset solutions. These Proxy Voting Policies and Procedures (the “Procedures”) are utilized by the following companies 1 within MAM:
- Macquarie Investment Management Business Trust (“MIMBT”): MIMBT is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). MIMBT is headquartered in Philadelphia, PA, USA and consists of the following series of entities: Delaware Management Company, Macquarie Investment Management Advisers, Delaware Capital Management, Delaware Investments Fund Advisers, Macquarie Asset Advisers, Macquarie Alternative Strategies, Macquarie Private Fund Advisers and CPG Fund Advisers.
- Macquarie Investment Management Global Limited (“MIMGL”): MIMGL holds an Australian financial services licence and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMGL is headquartered in Sydney, Australia.
- Macquarie Investment Management Europe S.A. (“MIME S.A.”): MIME S.A. is authorized and regulated by the Commission de Surveillance du Secteur Financier (“CSSF”) in the Grand Duchy of Luxembourg. MIME S.A. has an application pending to become a registered investment adviser with the SEC pursuant to the Advisers Act. MIME S.A. is headquartered in Luxembourg.
- Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”): MIMAK is authorized and regulated by the Financial Markets Authority (“FMA”) in Austria and is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMAK is headquartered in Vienna, Austria.
- Macquarie Investment Management Europe Limited (“MIMEL”): MIMEL is authorized and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom. MIMEL is also a registered investment adviser with the SEC pursuant to the Advisers Act. MIMEL is headquartered in London, England.
- MIMBT and its series, MIMGL, MIME S.A., MIMAK, and MIMEL are referred to herein as MAM.
These Procedures apply to MAM’s public markets business. MAM provides investment advisory and portfolio management services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MAM and its client or as a result of some other type of specific delegation by the client, MAM is often given the authority and discretion to exercise the securityholder’s right to vote on company and shareholder resolutions (referred to herein as “proxy” or “proxies”) relating to the underlying securities held in such client portfolios managed by MAM. Also, clients sometimes ask MAM to give voting advice on certain proxies without delegating full responsibility to MAM to vote proxies on behalf of the client. Clients also have the option to retain the responsibility to vote proxies for their portfolio securities and occasionally clients will ask MAM to vote proxies pursuant to a client’s proxy voting policy. Additionally, there are instances where MAM may delegate proxy voting responsibility to third-party asset managers who have been retained by MAM to sub-advise portfolio assets via multi-manager funds or otherwise. Such third-party asset managers would vote proxies pursuant to their own proxy voting policies and guidelines under MAM’s oversight.
In cases where MAM has been delegated the responsibility to vote or provide advice on proxies, MAM has developed the following Procedures in order to ensure that MAM votes proxies or gives proxy voting advice that MAM believe is in the best interests of its clients. Typically, the investment management agreement between MAM and a client will fully and fairly disclose the terms of MAM’s role in proxy voting and such agreement will demonstrate the client’s informed consent on such proxy voting authority.
1 The list of companies noted within these Procedures does not include every asset management entity within the MAM organization. For inquiries regarding the proxy voting policies of MAM companies not included above, please contact such MAM entity or your MAM representative for more details.
Procedures for Voting Proxies
MAM has established a Proxy Voting Committee (the “Committee”) that is responsible for overseeing MAM’s proxy voting process. The Committee consists of the following persons in MAM: (i) at least five portfolio management representatives; (ii) one representative from Fund Administration; (iii) one representative from Data Operations; (iv) one representative from Compliance; and (v) one representative from the Legal Department. The person(s) representing each department on the Committee may change from time to time, but at least one member of the Committee will also be a member of MAM’s Global ESG Oversight Committee. The Committee will meet as necessary to help MAM fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues. The Committee may meet in person, by video conference, and/or telephonically and may also conduct business via email or by other electronic communication.
One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis or as otherwise necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MAM to vote proxies in a manner consistent with the goals of voting in the best interests ofclients and maximizing the value of the underlying shares being voted on by MAM. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC, the Australian Securities & Investments Commission (“ASIC”), the CSSF, the FMA, the FCA, the European Securities and Markets Authority (“ESMA”), or other relevant regulatory bodies. After the Procedures are approved by the Committee, MAM will vote proxies or give advice on voting proxies generally in accordance with such Procedures and MAM’s Proxy Voting Guidelines (the “Guidelines”). The Guidelines are also reviewed and approved on a yearly basis or as otherwise necessary.
In order to facilitate the actual process of voting proxies, MAM retains the following proxy advisory firms (as of the date of these Procedures) for various services: Institutional Shareholder Services (“ISS”); Glass Lewis & Co., including its Australian subsidiary CGI Glass Lewis (together, “Glass Lewis”); and Ownership Matters (“OM”). ISS, Glass Lewis, OM, and any other proxy advisory firms utilized by MAM are collectively referred to as “Proxy Advisor” within these Procedures. Also, certain clients may request that MAM utilize the client’s preferred proxy advisory firm from time to time and as agreed to by the parties.
The Proxy Advisor and/or the client’s custodian monitor corporate events in connection with MAM’s client accounts. After receiving the proxy statements, Proxy Advisor will review the proxy issues and recommend a vote in accordance with MAM’s Guidelines. When the Guidelines state that a proxy issue will be decided on a case-by-case basis, Proxy Advisor’s custom research team will look at the relevant facts and circumstances and research the issue to provide MAM with a recommendation as to how the proxy should be voted in accordance with the parameters described in the Guidelines. If the Guidelines do not address a particular proxy issue, Proxy Advisor will similarly look at the relevant facts and circumstances and research the issue to provide a recommendation as to how the proxy should be voted. In limited cases where Proxy Advisor is unable to provide research and a proxy vote recommendation for a portfolio company, MAM will be solely responsible for researching the proxy and voting the proxy.
Proxy Advisor’s proxy voting research recommendations are made available to the applicable portfolio management teams within MAM to review and evaluate prior to the corresponding shareholder meeting. As described further below in the “Proxy Voting Guidelines” section, there will be times when a MAM portfolio management team believes that the best interests of the client will be better served if MAM votes a proxy counter to Proxy Advisor’s research recommendation under the Guidelines. In these cases, the portfolio management team will document the rationale for their votes and provide such rationale to the Committee or the Committee’s delegates for its records. The Committee and its delegates are responsible for reviewing the rationale for these votes to assure that it provides a reasonable basis for any vote.
After a proxy has been voted, Proxy Advisor will create a record of the vote in order to help MAM comply with its duties listed under “Availability of Proxy Voting Information and Recordkeeping” below. If a client provides MAM with its own instruction on a given proxy vote for their portfolio, MAM will forward the client’s instruction to Proxy Advisor who will vote the client’s proxy pursuant to the client’s instruction.
MAM will attempt to vote every proxy which they or their agents receive when a client has given MAM the authority and direction to vote such proxies. However, there are situations in which MAM may not be able to process a proxy or the cost of processing such proxies would be high and/or exceed the expected benefits to the client. Examples of such situations include, but are not limited to: MAM may not have sufficient time to process a vote because MAM or its agents received a proxy statement in an untimely manner; MAM generally retains voting rights in respect of securities lent or pledged as collateral but may in certain situations be unable to vote a proxy, for example in relation to a security that is on loan pursuant to a securities lending program; or casting a vote on a security could involve additional costs such as hiring a translator or hiring an agent or traveling to the site of the shareholder meeting to vote the proxy in person. Use of a Proxy Advisor and relationships with multiple custodians can help to mitigate a situation where MAM is unable to vote a proxy.
Company Management Recommendations
When determining whether to invest in a particular company, one of the factors MAM may consider is the quality and depth of the company’s management. As a result, MAM generally believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MAM’s votes are cast in accordance with the recommendations of the company’s management. However, MAM may vote against management’s position when it runs counter to the Guidelines, and MAM will also vote against management’s recommendation when MAM believes such position is not in the best interests of MAM’s clients.
MAM’s investment teams also have the opportunity to engage with companies as part of their investment processes. When conducting fundamental analysis on a company, these engagements are typically strategic in nature and provide additional insights into management quality, business drivers, financial strategy, and future business prospects. In connection with these engagements, MAM portfolio management teams retain the ability to discuss upcoming proxy votes with company management.
In those instances where MAM votes against management’s recommendation and the proxy result is contrary to MAM’s vote, the portfolio management team that manages the security may escalate the matter. Each portfolio management team is responsible for determining whether there is a need to escalate based on the facts and circumstances of the proxy vote. Options available to the portfolio management team may include: directly contacting the company’s senior management; utilizing MAM’s Sustainability Team to engage with the company on the team’s behalf; and/or reducing the team’s holdings in the company or divesting from the position in its entirety.
Conflicts of Interest
As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MAM may not be influenced by outside sources who have interests which conflict with the interests of MAM’s clients when voting proxies for such clients. However, in order to ensure that MAM votes proxies in the best interests of the client, MAM has established various systems described below to properly deal with a material conflict of interest.
Most of the proxies which MAM receives on behalf of its clients are voted in accordance with the Guidelines. As stated above, these Procedures (including the Guidelines) are reviewed and approved by the Committee annually and at other necessary times. The custom Guidelines are then utilized by Proxy Advisor going forward to provide recommendations on how to vote client proxies. The Committee approves the Guidelines only after it has determined that the Guidelines are designed to help MAM vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Since the Guidelines are pre-determined by the Committee, application of the Guidelines by MAM’s portfolio management teams when voting proxies after reviewing the proxy and research provided by Proxy Advisor should in most instances adequately address any potential conflicts of interest.
If MAM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with Proxy Advisor’s recommendation pursuant to our Guidelines, then no further action is needed to be taken by the Committee. If the MAM portfolio management team is considering voting a proxy contrary to Proxy Advisor’s research recommendation under the Guidelines, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MAM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with Proxy Advisor’s research recommendation or abstain from voting. Except as permitted by law, MAM will not vote in relation to related party securities on proposals in which MAM has an interest other than as an investor. Generally, MAM will abstain from voting on proposals related to Macquarie Group Limited (“MGL”) or on entities controlled by MGL.
In connection with its advisory business, MAM may also act as an investment adviser to a “fund of funds” in which a fund (“MAM Fund”) may invest in underlying funds affiliated with MAM (“Underlying Affiliated Fund”) as part of its investment strategy. If an Underlying Affiliated Fund has a shareholder meeting, MAM will typically seek to vote the MAM Fund’s interests in the Underlying Affiliated Fund in the same proportion as the proxy votes cast by all of the other shareholders of the Underlying Affiliated Fund. This is known as “echo voting” and is designed to avoid potential conflicts of interest.
Oversight of Proxy Advisory Firm
The Committee and appropriate MAM personnel are responsible for overseeing Proxy Advisor’s proxy voting activities for MAM’s clients. MAM will conduct periodic due diligence of Proxy Advisor that will include: (i) Proxy Advisor’s conflict of interest procedures and any other pertinent procedures or representations from Proxy Advisor in an attempt to ensure that Proxy Advisor will make research recommendations for voting proxies in an impartial manner and in the best interests of MAM’s clients; (ii) the adequacy and quality of Proxy Advisor’s staffing, personnel, and technology; (iii) the methodologies, guidelines, sources and factors underlying Proxy Advisor’s voting recommendations; (iv) whether Proxy Advisor has an effective process for seeking timely input from issuers, its clients and other third parties and how that input is incorporated into Proxy Advisor’s methodologies, guidelines and proxy voting recommendations; (v) how Proxy Advisor ensures that it has complete, accurate and up to-date information about each proxy voting matter and updates its research accordingly; (vi) reviewing whether Proxy Advisor has undergone any recent, material organizational or business changes; and (vii) a review of Proxy Advisor’s general compliance with the terms of its agreement with MAM.
Availability of Proxy Voting Information and Recordkeeping
Clients of MAM will be directed to their client service representative to obtain information from MAM on how their securities were voted. At the beginning of a new relationship with a client, MAM will typically provide clients with a concise summary of MAM’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. Existing clients will also be provided with the above information as agreed with the client.
Where required by applicable law, MAM will also retain records regarding proxy voting on behalf of clients. MAM will typically keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by Proxy Advisor or electronic filings from the company’s respective regulatory filing system); (iii) records of votes cast on behalf of MAM’s clients (via Proxy Advisor); (iv) records of a client’s written request for information on how MAM voted proxies for the client, and any MAM written response to an oral or written client request for information on how MAM voted proxies for the client; and (v) any documents prepared by MAM that were material to making a decision as to how to vote or that memorialized the basis for that decision.
Proxy Voting Guidelines
The Proxy Voting Guidelines summarize MAM’s positions on various issues and give a general indication as to how MAM will vote proxies on each issue. The Proxy Voting Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should align with the goal of maximizing the value of the client’s investments.
For certain clients, MAM may also need to take into account additional factors outside of the Guidelines that will influence how MAM analyzes and votes proxies. For example, proxy votes made by MAM for a client with specialized investment objectives and strategies may take into account additional research and factors that may lead a portfolio management team to vote a proxy in a different manner. In these situations, MAM may also develop one-off proxy voting guidelines for such client. In addition, the location of a portfolio company may also necessitate MAM having to review additional research and factors in order to account for local laws and standards when voting proxies.
Moreover, the list of Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MAM will vote on such issues in a manner that MAM believes promotes the best interests of the client.
Although MAM will usually vote proxies in accordance with these Guidelines, each MAM portfolio management team reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter, the team believes that a client’s best interests would be served by such a vote. In all cases, the MAM portfolio management team responsible for voting proxies on behalf of a client will have the final decision on how to vote proxies, subject to these Procedures. Given MAM’s “boutique” structure with different portfolio management teams managing their own investment strategies, there is a possibility that a portfolio holding that is held across multiple MAM investment strategies may have a proxy that is voted differently by each strategy’s respective portfolio managers in certain circumstances. In all such cases, MAM’s portfolio managers will seek to vote such proxies in a manner that they believe is in the best interests of their clients.
To the extent that management of a portfolio company or another company shareholder would like to engage with MAM on a particular proxy statement, the company or shareholder should reach out to the MAM portfolio management team who holds the applicable company security on behalf of its clients. MAM will consider any additional information provided by the company or shareholder regarding an upcoming proxy and analyze such information along with prior research provided by Proxy Advisor before coming to a decision on how to vote an applicable proxy.
Clients may request that their client services representative provide them with a further information in regards to these Procedures / Guidelines and information on how their securities were voted by MAM.

Appendix F — T. Rowe Price Associates, Inc. and Certain of Its Investment Adviser Affiliates
Proxy Voting Policies and Procedures
Responsibility to Vote Proxies
T. Rowe Price Associates, Inc., and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions, T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
1
This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

Administration of Policies and Procedures
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
How Proxies are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
2
The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

Reporting, Record Retention and Oversight
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
TRPA 2024 Proxy Voting Policies and Procedures
Updated: February 2024

Appendix G — Wellington Management Global Proxy Policy and Procedure
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without considerations of the particular facts and circumstances.
STATEMENT OF POLICY
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)
Seeks to vote proxies in the best interests of the client for whom it is voting.
3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts casts votes based on the Guidelines and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.d
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending
Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated 15 September 2023

Appendix H — Cohen & Steers Capital Management, Inc. Proxy Voting Policy
PROXY VOTING POLICIES AND PROCEDURES FOR COHEN & STEERS CAPITAL MANAGEMENT, INC. (Cohen & Steers)
Cohen & Steers Capital Management, Inc. and its affiliated investment advisers (collectively, “Cohen & Steers,” the “Company,” or “we”) may be granted the authority to vote proxies of securities held in its clients’ portfolios. Our objective is to vote proxies in the best interests of our clients. To further this objective, we have adopted this Global Proxy Voting Policy (the “Proxy Voting Policy”). Part I of the Proxy Voting Policy contains the Proxy Voting Procedures and Part II contains the Proxy Voting Guidelines.
Part I: Proxy Voting Procedures
A. Proxy Committee.
The Company’s proxy voting committee (the “Proxy Committee”) is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of members of the Company’s investment team and Legal & Compliance department
The Proxy Committee is responsible for, among other things:
•  reviewing the Proxy Voting Procedures to ensure consistency with the Company’s internal policies and applicable rules and regulations;
•  reviewing the Proxy Voting Guidelines and establishing additional voting guidelines as necessary;
•  ensuring that proxies are voted in accordance with the Proxy Voting Guidelines; and
•  ensuring there is an appropriate rationale for not voting proxies in accordance with the Proxy Voting Guidelines and that such votes are properly documented.
B. Proxy Administration Group.
The proxy administration group is responsible for distributing proxy materials to investment personnel who are in turn responsible for voting proxies in accordance with the Proxy Voting Guidelines. Proxies that are not voted in accordance with the Proxy Voting Guidelines, votes against management, and proxies voted on environmental and social proposals are required to be documented and include a rationale. The proxy administration group is responsible for maintaining this documentation.
C. Proxy Advisory Firm.
We have retained an independent proxy advisory firm to assist with the proxy voting process. The proxy advisory firm is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely manner. In addition, the proxy advisory firm is responsible for maintaining copies of all proxy materials received by issuers and promptly providing such materials to Cohen & Steers upon request.
From time to time, we may become aware of circumstances in which a company intends to file or has filed additional soliciting materials after we have received the proxy advisory firm’s voting recommendation but before the submission deadline. If a company files such additional information sufficiently in advance of the voting deadline to allow us to review the information and the information could reasonably be expected to affect our voting determination, we will seek to obtain such additional materials in connection with our exercise of voting authority.

The proxy administration group works with the proxy advisory firm and is responsible for ensuring that proxy votes are properly recorded and that necessary information about each proxy vote is maintained.
At least annually, the Company will conduct a review of its ongoing use of the proxy advisory firm. In addition, at least annually, the Company will conduct a review of the adequacy of its own voting policies and procedures to determine that they have been formulated reasonably and implemented effectively, including whether the applicable policies and procedures continue to be reasonably designed to ensure that the votes the Company casts on behalf of its clients are in their best interest.
D. Conflicts of Interest.
•  The Investment Advisers Act of 1940 requires that proxy voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between an investment adviser’s interests and those of its clients. The following are non-exclusive examples of sources of perceived or potential conflicts of interest relating to Cohen & Steers (including its affiliates): Cohen & Steers has a pecuniary interest in the matter voted upon;
•  Cohen & Steers has a material financial relationship with the issuer soliciting the vote;
•  A member of the board of directors of Cohen & Steers or Cohen & Steers, Inc. is a senior executive of, or a member of the board of directors of, the issuer soliciting the vote;
•  An employee of Cohen & Steers is a senior executive of, or a member of the board of directors of, the issuer soliciting the vote;
•  An employee of Cohen & Steers is an immediate family member of either a senior executive of, or a member of the board of directors of, the issuer soliciting the vote and such family member could foreseeably receive material non-public information about the issuer;
•  Cohen & Steers or a collective investment vehicle sponsored by Cohen & Steers has a direct or indirect material interest in a joint venture in which the issuer soliciting the vote is a joint venture partner;
•  The issuer soliciting the vote is a significant shareholder of Cohen & Steers, Inc.; or
•  The issuer soliciting the vote is Cohen & Steers, Inc.
When a potential material conflict of interest is identified, the Proxy Committee, in consultation with the Legal & Compliance Department, will evaluate the facts and circumstances and determine whether an actual conflict exists. If the Proxy Committee determines that a material conflict of interest does exist, it will make a recommendation on how the proxy should be voted.
Depending on the nature of the conflict, the Proxy Committee, in the course of addressing the material conflict, may elect to take one or more of the following actions (or other appropriate action):
•  removing certain Cohen & Steers personnel from the proxy voting process;
•  “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; or
•  outsourcing the vote to an independent third party that will vote in accordance with the Proxy Voting Guidelines.
E. Foreign Securities.
Proxies relating to foreign securities are subject to the Proxy Voting Policy. In certain foreign jurisdictions, however, the voting of proxies may result in additional restrictions that have an economic impact or cost to the security. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share-blocking”). In other instances, the costs of voting a proxy (i.e. being required to vote in person at the meeting) may outweigh any benefit to the client if the proxy is voted.
In determining whether to vote proxies subject to such restrictions, the investment personnel responsible for the security must engage in a cost-benefit analysis and where the expected costs exceed the expected benefits, Cohen & Steers will generally abstain from voting the proxy.
F. Shares of Registered Investment Companies.
Certain funds advised by Cohen & Steers may be structured as funds of funds and invest their assets primarily in other investment companies (“Funds of Funds”). Funds of Funds hold shares in underlying funds and may be solicited to vote on matters pertaining to these underlying funds. With respect to such matters, in order to comply with Section 12(d)(1)(F) of the Investment Company Act of 1940, Funds of Funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting); provided, however, that in situations where proportionate voting is administratively impractical (i.e. proxy contests) Fund of Funds will cast a vote or, in certain cases, not cast a vote, so long as the action taken does not have an effect on the outcome of the matter being voted upon different than if the Funds of Funds had proportionately voted. The proportionate voting procedures described above do not apply to non-U.S. underlying funds held by Funds of Funds. Proxies for non-U.S. funds are actively voted in accordance with the procedures set forth herein.
G. Cohen & Steers Funds.
The Board of Directors of the U.S. open-end and closed-end funds managed by Cohen & Steers (the “Cohen & Steers Funds”) has delegated to Cohen & Steers the responsibility for voting proxies on behalf of the Cohen & Steers Funds. As such, proxies for portfolio securities held by any Cohen & Steers Fund will be voted in accordance with the Proxy Voting Policy. The
Chief Compliance Officer, or a designee, will make an annual presentation to the Board about these procedures and guidelines, including whether any revisions are recommended and will report to the Board at each regular, quarterly meeting with respect to any conflict of interest that arose in the proxy voting process.
H. Securities Lending.
Some clients may have entered into securities lending arrangements with custodians or other third-party agent lenders. Cohen & Steers will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may ask clients to recall securities that are on loan if we believe that the benefit of voting outweighs the costs to the client and lost revenue to the client or fund and the administrative burden of recalling the securities.
I. Recordkeeping.
In accordance with applicable regulations, we maintain the following records:
•  copies of all proxy voting policies and procedures;
•  copies of all proxy materials that we receive for client securities;
•  records of all votes cast by us on behalf of our clients;
•  copies of all documents created by us that were material to making a decision about how to vote a proxy on behalf of a client or that documents the basis for that decision; and

•  copies of all written client requests for information about how we voted proxies on behalf of such client and copies of all responses thereto.
J. Pre-Solicitation Contact.
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact investment personnel or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals. Such contact could result in the recipient receiving material non-public information and result in the imposition of trading restrictions by the Company.
The appropriateness of the contact is determined on a case-by-case basis. Under certain circumstances, it may be appropriate to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances.
Part II: Proxy Voting Guidelines
Set forth below are the Proxy Voting Guidelines followed by Cohen & Steers in exercising voting rights with respect to securities held in its client portfolios. All proxy voting rights that are exercised by Cohen & Steers are subject to these guidelines.
In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the principles set forth below.
•  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
•  Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
•  Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
•  Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
•  Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.
•  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.
•  Voting rights shall not automatically be exercised in favor of management-supported proposals.
•  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.
A. Board and Director Proposals
1. Election of Directors
a. Voting for Director Nominees in Uncontested Elections CASE BY CASE

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers consider the following factors:
•  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
•  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;
•  Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;
•  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
•  Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;
•  In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;
•  If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;(1)
•  Whether the nominee has a material related party transaction or a material conflict of interest with the company;
•  Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company; and
•  Material failures of risk oversight including, but not limited to:
•  -Bribery;
-Large or serial fines from regulatory bodies;
-Significant adverse legal judgments or settlements;
-Hedging of company stock by employees or directors of a company; or
-Significant pledging of company stock in the aggregate by officers and directors of a company.
•  Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:
•  -The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;
-How the board identifies, measures and manages such risks; and
-The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;
•  Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and
•  In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether there is a lack of diversity on the company’s board.

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1 For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.
b. Voting for Director Nominees in Contested Elections CASE BY CASE
Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.
2. Board Composition and Gender Diversity CASE BY CASE
We encourage companies to continue to evolve diversity and inclusion practices. We generally vote against the chair of the nominating committee (or other directors on a case-by-case basis) at companies where the post-election board contains no female directors if the board has not included a female director during the last 12 months and the company has not articulated a plan to include a qualified female nominee.
3. Non-Disclosure of Board Nominees AGAINST
We generally vote against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, we recognize that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, we may vote for the nominees even if nominee names are not disclosed.
4. Majority Vote Reequirement for Directors (SP)2 FOR
We generally vote for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.
5. Separation of Chairman and CEO (SP) FOR
We generally vote for proposals to separate the CEO and chairman positions. However, we do recognize, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.
6. Independent Chairman (SP) CASE BY CASE
We review on a case-by-case basis, proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.
7. Lead Independent Director (SP) FOR
In cases where the CEO and chairman roles are combined or the chairman is not independent, we vote for the appointment of a lead independent director.
8. Board Independence (SP) FOR
We believe that boards should have a majority of independent directors. Therefore, we vote for proposals that require the board to be comprised of a majority of independent directors.

In general, we consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.
In addition, we generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.
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2 “SP” refers to a shareholder proposal.
9. Board Size (SP) FOR
We generally vote for proposals to limit the size of the board to 15 members or less.
10. Classified Boards (SP) FOR
We generally vote in favor of proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, we evaluate all facts and circumstances, including whether: (i) current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.
11. Tiered Boards (NON-U.S.) FOR
We vote in favor of unitary boards as opposed to tiered board structures. We believe that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
12. Independent Committees (SP) FOR
We vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.
13. Adoption of a Board with Audit Committee Structure (JAPAN) FOR
We generally vote for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-comittee (U.S. style) structure.
14. Non-Disclosure of Board Compensation AGAINST
We generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, we recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed.
15. Director and Officer Indemnification and Liability Protection FOR

We vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. We vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.
16. Directors’ Liability (Non-U.S.) FOR
These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).
We will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:
•  A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
•  Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or
•  Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.
17. Directors’ Contracts (Non-U.S.) CASE BY CASE
Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, we generally vote these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.
B. Compensation Proposals
1. Votes on Executive Compensation CASE BY CASE
“Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.
We generally vote against circumstances where there are an unacceptable under of problematic pay practices including:
•  Poor linkage between executive pay and company performance and profitability;
•  The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;
•  A lack of proportionality in the plan relative to the company’s size and peer group.
2. Additional Disclosure of Executive and Director PAY (SP) FOR
We generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

3. Frequency of Shareholder Votes on Executive Compensation ONE YEAR
We generally vote for annual shareholder advisory votes to approve executive compensation.
4. Golden Parachutes AGAINST
In general, we vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. we oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.
In the context of an acquisition, merger, consolidation, or proposed sale, we vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:
•  Potentially excessive severance payments;
•  Agreements that include excessive excise tax gross-up provisions;
•  Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;
•  Single-trigger vesting of equity based on a definition of CIC that requires only shareholder approval of the transaction (rather than consummation);
•  Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or
•  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
5. Non-Executive Director Remuneration (non-U.S.) CASE BY CASE
We generally evaluate these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. We believe that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.
6. Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN) FOR
We generally support the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme under performance.
7. Equity Compensation Plans CASE BY CASE
Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:
•  Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:
-SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
-SVT based only on new shares requested plus shares remaining for future grants.
•  Plan Features:

-Automatic single-triggered award vesting upon CIC;
-Discretionary vesting authority;
-Liberal share recycling on various award types; and
-Minimum vesting period for grants made under the plan.
•  Grant Practices:
-The company’s three year burn rate relative to its industry/market cap peers;
-Vesting requirements for most recent CEO equity grants (3-year look-back);
-The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
-The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
-Whether the company maintains a claw-back policy; and
-Whether the company has established post exercise/vesting share-holding requirements.
We generally vote against compensation plan proposals if the combination of factors indicates that the plan overall is not in the interests of shareholders, or if any of the following apply:
•  Awards may vest in connection with a liberal CIC;
•  The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;
•  The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
•  Any other plan features that are determined to have a significant negative impact on shareholder interests.
8. Equity Compensation Plans (non-U.S.) CASE BY CASE
We evaluate these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expenses so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.
9. Long-Term Incentive Plans (non-U.S.) CASE BY CASE
A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.
We evaluate these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. We will also vote against proposals that lack sufficient disclosure.

10. Transferable Stock Options CASE BY CASE
We evaluate on a case-by-case basis, proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
11. Approval of Cash or Cash-and-Stock Bonus Plans FOR
We vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.
12. Employee Stock Purchase Plans FOR
We vote for the approval of employee stock purchase plans, although we generally believe the discounted purchase price should not exceed 15% of the current market price.
13. 401(k) Employee Benefit Plans FOR
We vote for proposals to implement a 401(k) savings plan for employees.
14. Pension Arrangements (non-U.S.) CASE BY CASE
We evaluate these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. We believe it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
15. Stock Ownership Requirements (SP) FOR
We support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.
16. Stock Holding Periods (SP) AGAINST
We generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.
17. Recovery of Incentive Compensation (SP) FOR
We generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.
C. Capital Structure Changes AND Anti-Takeover Proposals
1. Increase to Authorized Shares FOR
We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

2. Blank Check Preferred Stock AGAINST
We generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. We may vote in favor of these proposals if we receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.
3. Pre-Emptive Rights AGAINST
We generally vote against the issuance of equity shares with pre-emptive rights. However, we may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, we will approve issuance requests with pre-emptive rights.
4. Dual Class Capitalizations AGAINST
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. We support the one-share, one-vote principle for voting.
5. Restructurings/Recapitalizations CASE BY CASE
We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following issues:
•  Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•  Change in control: will the transaction result in a change in control of the company?
•  Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
6. Share Repurchase Programs FOR
We generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.
We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.
7. Targeted Share Placements (SP) CASE BY CASE
We vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

8. Shareholder Rights Plans CASE BY CASE
We review proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.
9. Shareholder Rights Plans (JAPAN) CASE BY CASE
We review these proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.
10. Reincorporation Proposals CASE BY CASE
Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.
11. Voting on State Takeover Statutes (SP) CASE BY CASE
We review on a case-by-case basis, proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.
D. Mergers and Corporate Restructurings
1. Mergers and Acquisitions CASE BY CASE
Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.
We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.
2. Nonfinancial Effects of a Merger or Acquisition AGAINST
Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.
3. Spin-offs CASE BY CASE
We evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
4. Asset Sales CASE BY CASE

We evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.
5. Liquidations CASE BY CASE
We evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.
6. Issuance of Debt (non-U.S.) CASE BY CASE
We evaluate these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. We generally vote in favor of proposals that will enhance a company’s long-term prospects. We vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.
E. Auditor Proposals
1. Ratification of Auditors FOR
We generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fiXaudit fees, unless:
•  an auditor has a financial interest in or association with the company, and is therefore not independent;
•  there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;
•  the auditors are being changed without explanation; or
•  fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.
Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.
2. Auditor Rotation CASE BY CASE
We evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.
3. Auditor Indemnification AGAINST
We generally vote against auditor indemnification and limitation of liability. However, we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Annual Accounts and Reports (non-U.S.) FOR
Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).
We approve proposals relating to the adoption of annual accounts provided that:
•  The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;
•  The report complies with legal and regulatory requirements and best practice provisions in local markets;
•  The company discloses which portion of the remuneration paid to the external accountnt relates to auditing activities and which portion relates to non-auditing advisory assignments;
•  A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;
•  A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);
•  A conclusive response is given to all queries from shareholders; and
•  Other concerns about corporate governance have not been identified.
5. Appointment of Internal Statutory Auditor (JAPAN) CASE BY CASE
We evaluate these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, we consider the nominee affiliated and will withhold support.
F. Shareholder Access and Voting Proposals
1. Proxy Access CASE BY CASE
We review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. we generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.
2. Bylaw Amendments CASE BY CASE
We vote on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, we generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.
3. Reimbursement of Proxy Solicitation Expenses (SP) AGAINST
In the absence of compelling reasons, we will generally not support such proposals.
4. Shareholder Ability to Call Special Meetings (SP) CASE BY CASE

We vote on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.
5. Shareholder Ability to Act by Written Consent (SP) AGAINST
We generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.
6. Shareholder Ability to Alter the Size of the Board FOR
We generally vote for proposals that seek to fiXthe size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.
7. Cumulative Voting (SP) AGAINST
Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, we evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.
8. Supermajority Vote Requirements (SP) FOR
We generally supports proposals that seek to lower supermajority voting requirements.
9. Confidential Voting FOR
We vote for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.
10. Virtual Shareholder Meetings FOR
We generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings and companies allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
11. Date/Location of Meeting (SP) AGAINST
We vote against shareholder proposals to change the date or location of the shareholders’ meeting.
12. Adjourn Meeting if Votes are Insufficient AGAINST
We generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

13. Disclosure of Shareholder Proponents (SP) FOR
We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
G. Environmental and Social Proposals
We believe that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:
•  The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;
•  Whether implementation of a proposal is likely to enhance or protect shareholder value;
•  Whether a proposal can be implemented at a reasonable cost;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal; and
•  Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
1. Environmental Proposals CASE BY CASE
We acknowledge that environmental considerations can pose significant risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:
•  The general factors listed above; and
•  Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.
In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:
•  The general factors listed above;
•  The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;
•  How the company identifies, measures and manages such risks; and
•  The company’s approach to climate-related risk as a part of governance, strategy, risk management, and metrics and targets.
2. Social Proposals CASE BY CASE
We acknowledge that social considerations can pose significant risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.
We believe board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.
H. Miscellaneous Proposals
1. Bundled Proposals CASE BY CASE
We review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, we examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, we vote against such proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.
2. Other Business AGAINST
We generally vote against proposals to approve other business where we cannot determine the exact nature of the proposal(s) to be voted.Last reviewed: September 2024

Proxy Voting Guideline Summary
Shareholder Proposal		For	Against	Case by Case
A. Board and Director Proposals
	1.a. Voting for Director Nominees in Uncontested Elections			X
	1.b. Voting for Director Nominees in Contested Elections			X
	2. Board Composition and Gender Diversity			X
	3. Non-Disclosure of Board Nominees		X
X	4. Majority Vote Requirement for Directors	X
X	5. Separation of Chairman and CEO	X
X	6. Independent Chairman			X
X	7. Lead Independent Director	X
X	8. Board Independence	X
X	9. Board Size	X
X	10. Classified Board	X
	11. Tiered Boards (non-U.S.)	X
X	12. Independent Committees
	13. Adoption of a Board with Audit Committee Structure (JAPAN)	X
	14. Non-Disclosure of Board Compensation		X
	15. Director and Officer Indemnification and Liability Protection	X
	16. Directors’ Liability (non-U.S.)	X
	17. Directors’ Contracts (non-U.S.)			X
B. Compensation Proposals
	1. Votes on Executive Compensation			X
X	2. Additional Disclosure on Executive and Director Pay	X
	3. Frequency of Shareholder Votes on Executive Compensation	ONE YEAR
	4. Golden Parachutes		X
	5. Non-Executive Director Remuneration (non-U.S.)			X
	6. Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN)	X
	7. Equity Compensation Plans			X
	8. Equity Compensation Plans (non-U.S.)			X
	9. Long-Term Incentive Plans (non-U.S.)			X
	10. Transferable Stock Options			X
	11. Approval of Cash or Cash-and-Stock Bonus Plans	X
	12. Employee Stock Purchase Plans	X
	13. 401(k) Employee Benefit Plans	X
	14. Pension Arrangements (non-U.S.)			X
X	15. Stock Ownership Requirements	X
X	16. Stock Holding Periods		X
X	17. Recovery of Incentive Compensation	X

Shareholder Proposal		For	Against	Case by Case
C. Capital Structure Changes and Anti-Takeover Proposals
	1. Increase to Authorized Shares	X
	2. Blank Check Preferred Stock		X
	3. Pre-Emptive Rights		X
	4. Dual Class Capitalizations		X
	5. Restructurings/Recapitalizations			X
	6. Share Repurchase Programs	X
X	7. Targeted Share Placements			X
	8. Shareholder Rights Plans			X
	9. Shareholder Rights Plans (JAPAN)			X
	10. Reincorporation Proposals			X
X	11. Voting on State Takeover Statutes			X
D. Mergers and Corporate Restructurings
	1. Mergers and Acquisitions			X
	2. Nonfinancial Effects of a Merger or Acquisition		X
	3. Spin-offs			X
	4. Asset Sales			X
	5. Liquidations			X
	6. Issuance of Debt (non-U.S.)			X
E. Auditor Proposals
	1. Ratification of Auditors	X
	2. Auditor Rotation			X
	3. Auditor Indemnification		X
	4. Annual Accounts and Reports (non-U.S.)	X
	5. Appointment of Internal Statutory Auditor (JAPAN)			X
F. Shareholder Access, Meeting and Voting Proposals
	1. Proxy Access			X
	2. Bylaw Amendments			X
X	3. Reimbursement of Proxy Solicitation Expenses		X
X	4. Shareholder Ability to Call Special Meetings			X
X	5. Shareholder Ability to Act by Written Consent		X
	6. Shareholder Ability to Alter the Size of the Board	X
X	7. Cumulative Voting		X
X	8. Supermajority Vote Requirements	X
	9. Confidential Voting	X
	10. Virtual Shareholder Meetings	X
X	11. Date/Location of Meeting		X
	12. Adjourn Meeting if Votes Are Insufficient		X
X	13. Disclosure of Shareholder Proponents	X

Shareholder Proposal		For	Against	Case by Case
G. Environmental and Social Proposals
X	1. Environmental Proposals			X
X	2. Social Proposals			X
H. Miscellaneous Proposals
	1. Bundled Proposals			X
	2. Other Business		X

Appendix I — Metropolitan West Asset Management, LLC Proxy Voting Policy
GLOBAL PROXY VOTING POLICY
For a PDF copy of this Global Portfolio Proxy Voting Policy document, please click here. To access our proxy voting records and additional information, please visit: https://www.tcw.com/literature/proxy-voting.
November 2024
TCW, through certain subsidiaries and affiliates acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.
Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.
While the Global Portfolio Proxy Voting Policy Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy, where doing so is judged to represent the best interests of its clients in the specific situation.
Engagement and Active Ownership Philosophy
As we seek to deliver on our client’s financial objectives, engagement and active ownership are integral components of TCW’s research and investment process. Our data-informed engagement and active ownership practices achieve several objectives. The information elicited from these practices not only helps to improve our fundamental research, but our engagement and active ownership practices may also have positive impacts on companies or other entities by suggesting best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.
Our approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting, is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our active ownership responsibilities and guides the investment choices we make on behalf of our clients. As an example, TCW analysts covering the same company from sustainability, corporate credit, and public equity research teams frequently find themselves jointly engaging with management on topics such as corporate strategy and governance, climate-related business plans, executive compensation, or diversity of perspectives on the board.
The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement is not just about having a dialogue with companies and other entities that already demonstrate a comprehensive approach to sustainability; it is also about engaging with companies and other entities that have less advanced sustainability practices. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.
Engagement is a dynamic and long-term process that evolves over multiple years. While change may require considerable time to materialize, our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of these engagements when requested. In 2024, TCW was named a signatory to the UK Stewardship Code. Our report is public and available at the following link: https://media.frc.org.uk/documents/2023_UK_Stewardship_Report_FINAL.pdf.

Proxy Voting Procedures
TCW will make every reasonable effort to execute on proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.
Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, quantitative strategies use machine learning models that employ algorithms for security selection, and these securities may only be held for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.
Proxy Committee
In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining (the “Policy”), overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee also works with TCW’s investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.
Proxy Voting Services
TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the Outside Service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.
Sub-Adviser
Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, the TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.
Conflicts of Interest
In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.
Proxy Voting Information and Recordkeeping
Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.
TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.
International Proxy Voting
While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For
U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.
For proxies of non-U.S. companies, although can be both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.
Proxy Voting Guidelines

The following guidelines reflect TCW’s general position and practice on certain key issues, including sustainability-related issues. As stated previously to preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, the guidelines listed below are intended only to provide context on topical issues. The Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.
As a signatory to the United Nations Principles for Responsible Investment, TCW also recognizes that applying certain sustainable principles may better align investors with broader objectives of society.
In making proxy voting decisions, one key consideration, among other themes discussed below, is the materiality of sustainable factors to a company’s business activity and relevance to shareholder value. TCW believes that sustainable factors can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).
GUIDELINES
Governance
Election of Directors
TCW believes boards that reflect a wide range of perspectives create shareholder value. The selection and screening process for identifying qualified candidates for a company’s board of directors requires the consideration of many critical factors, including their relevant skills and background experience, in addition to diverse voices that comprise the broader Board. We believe strongly that a diversity of skills, abilities, backgrounds, experiences and points of view can foster the development of a more creative, effective and dynamic Board, which, in turn, helps support shareholder value creation.
We may vote against the reelection of Nominating/Governance Committee chair if we believe the board is not meeting local market standards from a diversity perspective. In the case of local standards, we refer to quotas established by local governance codes, which exist in many European markets, and in some U.S. states. In the other jurisdictions, we look for a least one female on the board as a minimum standard.
Independence and Commitment
TCW will typically vote in support of proposals calling for improved independence of board members. To determine appropriate minimum levels of board independence, we tend to evaluate considering international best practices. We also believe that an independent chair is the preferred structure for board leadership, as this structure can help avoid inherent conflict of self-oversight and can help ensure robust debate and diversity of thought within the boardroom. Consequently, we will tend to support management proposals to separate the chair and CEO or establish a lead director.
TCW considers director attendance and commitment to board activities as important for shareholder value creation. We expect directors to attend a minimum number of board meetings. We may vote against directors who consistency fall below that minimum threshold. Additionally, we want to consider how extended a director is with respect to other Board activities and will take this factor into consideration when assessing relevant.
Compensation
TCW carefully reviews executive compensation, as we believe this is an important area in which the board’s priorities and effectiveness are revealed. We believe compensation should be closely aligned with company performance, as it relates to compensation paid by the company’s peers, and compensation programs should be designed to promote sustainable shareholder returns while discouraging excessive risk taking. We believe strongly that executive compensation plans help establish the incentive structure that plays a role in strategy, decision-making and risk management for an organization. There is broad variety in compensation design and structure depending on the unique features of companies. We believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Ownership
TCW believes that a firm’s ownership structure should be transparent and provide for the alignment of shareholders’ interests. As such, we generally oppose multiple common stock share classes with unequal voting rights but are supportive of capital structure changes such as share issuances which protect minority shareholders’ interests by limiting dilution. Likewise, we generally oppose anti-takeover positions such as supermajority provisions, poison pills, undue restrictions on the right to call special meetings, and any other provision that limits or eliminates minority shareholders’ rights. We are generally supportive of mergers and restructurings that we believe will be accretive to minority shareholders, but we may oppose those which appear unreasonable from a valuation prospective or entail a questionable strategic and/or financial rationale. Many of our proxy voting requests involve capital structure issues, such as issuance or repurchase of shares, issuance of debt, allocations, and employee stock option plans. In each of these cases, TCW generally votes in favor of management where appropriate, but only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.
Other Corporate Matters
Other frequent proxy voting themes involve such matters as roles of executives, appointments of accountants and other professional advisors, amendments to corporate documents, and procedures for consent. In these and similar corporate matters, TCW will also generally vote in favor of management where appropriate, but again, only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.
Environmental and Social Issues
As outlined in our Sustainable Investment Policy Statement, we understand that the incorporation of material sustainability factors into the investment research process – consistent with existing investment processes – helps achieve our goal to improve risk-adjusted returns over the long-term for our investors. In our view, evaluating those factors which have a financially material impact on a given investment is good risk management and consistent with our deep emphasis on credible bottom-up research.
At TCW, ESG integration does not imply that these factors are the sole determinants of investment decisions. Instead, TCW’s investment teams assess a diverse range of both existing and emergent factors when making well-informed investment choices. However, in situations where we identify substantial ESG risks, particularly those related to governance, or when the spectrum of potential outcomes is exceptionally uncertain, we may not invest. By expanding the scope of information considered by our portfolio management teams, we aim to create a more comprehensive understanding of an investment, and ultimately improved risk-adjusted returns for our clients.
In the context of proxy voting, TCW will evaluate shareholder resolutions regarding environmental and social issues in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social factors. However, we recognize that these risks manifest themselves differently at each company as a result of their individual operations, workforce, structure and geography, among many other important factors. Accordingly, we place a significant emphasis on the financial implications of a company adopting, or indeed not adopting, any proposed shareholder resolution.

Climate Change
As dedicated long-term investors, we recognize that climate change and efforts to respond to it portend substantial and far-reaching implications for the global economy and therefore capital allocation. Increasingly volatile weather patterns, shifting availability and access to water resources, and rising temperatures and sea levels, among other anticipated impacts, are challenging long held assumptions underpinning the way societies and the global economy function. Economic, technological, and behavioral efforts to transition away from a historically positive correlation between economic activity and carbon emissions represents one of the defining economic megatrends of the 21st Century. This global transition presents both risks and opportunities that will resonate across global financial markets and the broader economy. We consider it imperative to equip our investment teams with the necessary tools to comprehend the ramifications of climate-related risks inherent in their investments and allocate our client’s capital to capture the opportunities that may arise as a result.
The physical and transition risks associated with climate change hold significant implications for society, the economy, and politics, especially when viewed through medium- and long-term investment horizon. In our capacity as an asset managers with investments that span diverse asset classes, we understand that these risks will manifest in distinct ways across various types of assets. For example, our due diligence when assessing a property requires different information and considerations compared to our evaluation of a country’s capacity to adapt to and mitigate climate risks. Similarly, evaluating a company entails a unique set of considerations, including how physical risks might impact its supply chain or distribution network, as well as how policies like carbon pricing may affect debt and equity parts of the capital structure differently. Recognizing these distinctions allows us to systematically address climate-related risks and opportunities within our investment portfolios.
TCW takes a holistic approach to climate change by examining it within the broader context of sustainability risks and its second-order transmission channels, rather than as an isolated concern. We recognize that climate change is intricately linked to other sustainability factors, including biodiversity, patterns of natural resource access and use, circularity, etc. and has wide ranging socio-economic implications as well as various other interconnected effects. We believe it is essential to evaluate and address these factors and themes in a coordinated manner, and we seek to do so through our proprietary research framework.
Given data scarcity, reporting on climate change adaptation serves as a vital tool in gaining valuable insights into the readiness of a company or a sovereign to confront the physical risks tied to a shifting climate. We continue to give prominence to this aspect in our engagement and active ownership endeavors across our portfolio holdings. This commitment stems from our belief that addressing these climate-related risks not only aligns with responsible stewardship, but also carries the potential for substantial value creation and risk mitigation and helps inform our views on the direction of flows of global capital and labor.
Climate-Related Lobbying
Increasingly, companies have begun providing additional disclosure concerning how they ensure corporate funds are spent in ways consistent with their stated climate policy. There is growing recognition by investors and companies that alignment between stated values on climate and lobbying activity is important. In general, TCW will support proposals requesting more information on a company’s climate-related lobbying.
Corporate Culture, Human Capital and Diversity & Inclusion
We believe human capital management is an area of material importance to all companies. Maintaining a diverse and engaged workforce can help mitigate risks related to low worker productivity, employee turnover and lawsuits based on discrimination or harassment. Given the importance of this issue, we believe management should provide shareholders with adequate information to be able to assess the management of this important business aspect. This is only possible when there is a consistent and robust disclosure in place. We believe diversity among directors, leaders and employees positively contributes to shareholder value by imbuing a company with a myriad of perspectives that help it to better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom.
We will also generally support shareholder proposals asking for improved workforce diversity disclosure, e.g., EEO-1 reporting and gender pay equity reporting.
Human Rights
How human rights principles are applied across a company’s business operations and supply chains is an important part of our research process. Accordingly, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (i.e. highest possibility of supply-chain exposure), and will enhance our engagement with companies and other industry stakeholders, including external data providers to gain insights on the relevance of this factor on specific companies and industries. Consequently, we will support proposals requesting enhanced disclosure a company’s approach to mitigating the risk of human rights violations in their business operations and supply chains, unless this disclosure is seen as duplicative of other efforts by the company.
Additional Information
A description of TCW’s policies and procedures relating to proxy voting and class actions may also be found in the each of TCW’s adviser entity’s Part 2A of Form ADV., a copy of which is available to clients upon request to the Proxy Specialist.